As filed with the Securities and Exchange Commission on July 26, 2018
1933 Act Registration File No. 333-57548
1940 Act File No. 811-10319

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	69	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	70	[X]

USA MUTUALS
(Exact Name of Registrant as Specified in Charter)

700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (800) 688-8257

Emily R. Enslow
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 2nd Floor
Milwaukee, Wisconsin  53202
(414) 765-6872
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on July 27, 2018 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 69 to the Registration Statement of USA Mutuals (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended March 31, 2018 for the USA Mutuals Vice Fund, the USA Mutuals Navigator Fund and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund and to make other permissible changes under Rule 485(b).

USA Mutuals Vice Fund
Institutional Class Shares (VICVX)
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

USA Mutuals Navigator Fund
Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

USA Mutuals/WaveFront Hedged
Quantamental Opportunities Fund
Institutional Class Shares (QUANX)
Class Z Shares (not currently offered)

Prospectus
July 27, 2018

Phone: 1–866–264–8783 Web: www.usamutuals.com	Investment Advisor USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

None of the U.S. Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (“CFTC”), or any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus applies to the Institutional Class, Investor Class, Class A and Class C shares of the USA Mutuals Vice Fund and the Institutional Class and Class Z shares of the USA Mutuals Navigator Fund and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund. Class Z shares of the USA Mutuals Navigator Fund and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund are not currently offered for purchase.

Table of Contents - Prospectus

Summary Section - Vice Fund

Investment Objective
The investment objective of the USA Mutuals Vice Fund (the “Vice Fund” or the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Vice Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information—Sales Charge Reductions and Waivers for the Vice Fund” beginning on page 31 of this Prospectus and “Purchase and Redemption of Shares—Class A Sales Charge Waivers” beginning on page 42 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class	Class A	Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the shares redeemed within 12 months of purchase)	None	None	None	1.00%
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of purchases of $1,000,000 or more that are redeemed within 18 months of purchase)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%	0.25%(1)	1.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.28%	1.53%	1.53%	2.28%
Less: Fee Waiver and/or Expense Reimbursement	-0.04%	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.24%	1.49%	1.49%	2.24%

(1)
The Vice Fund has adopted a distribution plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the Rule 12b-1 Plan, the Fund may pay an annual Rule 12b-1 distribution fee of up to 0.50% for Class A shares.  For the 12-month period covered by this Prospectus, the Fund’s Board of Trustees (the “Board of Trustees”) has authorized a Rule 12b-1 distribution fee of only 0.25% for Class A shares.

(2)
USA Mutuals Advisors, Inc. (the “Advisor”), the Vice Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.24% of average net assets of the Fund through July 31, 2019, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees, unless either the Board of Trustees or the Advisor terminates the agreement prior to such renewal.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.24%.  The current term of the agreement may only be terminated by the Board of Trustees of the Trust.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Table of Contents - Prospectus

Example
The following Example is intended to help you compare the cost of investing in the Vice Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$126	$402	$698	$1,542
Investor Class	$152	$479	$830	$1,820
Class A	$718	$1,027	$1,358	$2,290
Class C	$327	$709	$1,216	$2,612

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$227	$709	$1,216	$2,612

Portfolio Turnover
The Vice Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.53% of the average value of its portfolio.

Principal Investment Strategies
The Vice Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Vice Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries.  The Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).

The Vice Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes or due to a lack of suitable investment opportunities, the Vice Fund may hold up to 20% of its net assets in cash or similar short-term, high‑quality debt securities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments.  These short‑term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Principal Risks
The risks associated with an investment in the Vice Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. Investments in the Fund are subject to the following principal risks:

Table of Contents - Prospectus

•
Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
Stock Market Risk.  Certain stocks selected for the Vice Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

●
Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Vice Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Asset Allocation Risk. Asset allocation to a particular strategy may not reflect actual market movement or the effect of economic conditions.

•
Sector/Industry Concentration Risk.  The Vice Fund concentrates at least 25% of its net assets in the group of four vice industries identified in this Prospectus and therefore may be subject to the risks affecting those industries, including the risk that the securities of companies within those industries will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting those industries, more than would a fund that invests in a wide variety of industries.

•
Small- and Mid-Capitalization Companies Risk.  Investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure could increase the volatility of the Vice Fund’s portfolio.  The Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity.

•
Large-Capitalization Companies Risk.  Large-capitalization companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors and may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Government-Sponsored Entities Risk.  There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

•
Foreign and Emerging Market Securities Risk .  Political, social or economic instability in foreign developed and emerging markets may cause the value of the Vice Fund’s investments in foreign securities to decline.

•	Leverage Risk . Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Vice Fund’s portfolio.

•
Convertible Securities Risk . Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

•
ADR Risk . Unsponsored ADRs held by the Vice Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

•	Currency Risk . Currency-rate fluctuations due to political, social or economic instability may cause the value of the Vice Fund’s investments to decline.

•
Derivatives Risk . Investing in derivatives, specifically call and put options, for hedging purposes and to reduce Vice Fund volatility, as well as direct investment may subject the Fund to losses if the derivatives do not perform as expected.

•
Short Sale Risk .  If the value of a security sold short increases prior to the scheduled delivery date the Vice Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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•
Options Risk.  Options may be more volatile than direct investments in the underlying securities, may involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

•
Liquidity Risk.  The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk.  Certain securities may be difficult or impossible to sell at the time and price that the Vice Fund would like to sell.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Vice Fund is susceptible to operational, information security, and related risks; cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Vice Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available through the Fund’s website at www.usamutuals.com.

Vice Fund - Investor Class Shares(1)
Calendar Year Returns as of December 31

(1)
The returns shown in the bar chart are for the Vice Fund’s Investor Class shares.  Institutional Class, Class A and Class C shares have substantially similar returns because the Fund’s Institutional Class, Investor Class, Class A and Class C shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The calendar year-to-date return for the Vice Fund’s Investor Class shares as of June 30, 2018 was -4.88%.  During the period shown in the bar chart, the best performance for a quarter was 14.22% (for the quarter ended June 30, 2009).  The worst performance was -20.12% (for the quarter ended December 31, 2008).

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Average Annual Total Returns
(For the periods ended December 31, 2017 )
	One Year	Five Years	Ten Years	Since Inception
Investor Class Shares (1)
Return Before Taxes	25.72%	13.45%	6.97%	10.70%
Return After Taxes on Distributions	24.63%	12.03%	6.20%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares	15.15%	10.49%	5.47%	9.06%
Institutional Class Shares (2)
Return Before Taxes	26.08%	N/A	N/A	9.42%
Class A Shares (2)
Return Before Taxes	18.49%	12.11%	N/A	13.82%
Class C Shares (3)
Return Before Taxes	23.81%	12.60%	N/A	14.09%
S&P 500 Index® (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%	9.45%
(1)	Inception date 8/30/2002.
(2)	Inception date 4/1/2014.
(3)	Inception date 12/8/2011.

After-tax returns are shown for Investor Class shares and will vary for Institutional Class, Class A and Class C shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
USA Mutuals Advisors, Inc. is the Vice Fund’s investment advisor.

Portfolio Manager
Mr. Jordan Waldrep, Portfolio Manager, is primarily responsible for the day-to-day management of the Vice Fund's portfolio and has managed the Fund since August 28, 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Vice Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Vice Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Vice Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

Summary Section - Navigator Fund

Investment Objective
The investment objective of the USA Mutuals Navigator Fund (the “Navigator Fund” or the “Fund”) is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Navigator Fund.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Class Z shares are not currently offered for sale.

	Institutional Class	Class Z
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	1.42%	1.42%
Total Annual Fund Operating Expenses	3.17%	3.17%
Less: Fee Waiver/Expense Reimbursement	-1.17%	-1.17%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.00%	2.00%

(1)	As the Navigator Fund is newer, Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Navigator Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.99% of average net assets of the Fund through July 31, 2019, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%. The current term of the agreement may only be terminated by the Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
The following Example is intended to help you compare the cost of investing in the Navigator Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$203	$868	$1,558	$3,395
Class Z	$203	$868	$1,558	$3,395

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Portfolio Turnover
The Navigator Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period (October 13, 2017 through March 31, 2018), the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio, excluding short-term investments, option transactions, derivative instruments, short sales and transfer in-kind transactions.

Principal Investment Strategies
The Navigator Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Navigator Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Navigator Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Navigator Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Navigator Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase or decrease the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

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Principal Risks
The risks associated with an investment in the Navigator Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Navigator Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

•
Stock Market Risk.  The Navigator Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

•
Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Navigator Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

•
Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Navigator Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Navigator Fund to losses if the derivatives do not perform as expected.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Navigator Fund’s portfolio.

•	New Fund Risk. As a new fund, there can be no assurance that the Navigator Fund will grow or maintain an economically viable size.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Navigator Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the Navigator Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund.  From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of Mr. Goldman, and was converted to a limited partnership in 2012.  From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund.  Mr. Goldman managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.  The Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods may have been lower than that stated.

Table of Contents - Prospectus

The performance returns of the Predecessor Partnership are audited.  The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  On a going forward basis after October 13, 2017, the Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.  Please refer to the Financial Statements section of the SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Navigator Fund.  The bar chart shows the Fund’s and the Predecessor Partnership’s annual returns from year to year, as applicable.  The performance shown is that of the Predecessor Partnership for periods prior to October 13, 2017.  The table shows how the Fund’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.usamutuals.com.

Navigator Fund – Institutional Class Shares
Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Navigator Fund’s Institutional Class shares as of June 30, 2018 was 1.15%.  During the period of time shown in the bar chart, the highest return for a calendar quarter was 11.47% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -13.23% (quarter ended June 30, 2010).

Average Annual Total Returns
(For the periods ended December 31, 2017)
USA Mutuals Navigator Fund*	1 Year	5 Years	10 Years	Since Inception (2/1/02)
Institutional Class Shares
Return Before Taxes	18.36%	11.33%	10.05%	12.33%
Return After Taxes on Distributions	18.16%	11.29%	10.03%	12.32%
Return After Taxes on Distributions and Sale of Fund Shares	10.50%	9.03%	8.32%	10.76%
S&P 500 Index® (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	7.77%

* The returns shown prior to October 13, 2017 are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Navigator Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns shown prior to October 13, 2017, were calculated as if the Predecessor Partnership had qualified as a regulated investment company for federal income tax purposes.
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Investment Advisor
USA Mutuals Advisors, Inc. is the Navigator Fund’s investment advisor.

Portfolio Managers
Mr. Steven Goldman, portfolio manager, has been the portfolio manager responsible for the day-to-day management of the Navigator Fund since the Fund commenced operations in October 2017.  Mr. Jordan Waldrep, portfolio manager, is a co-portfolio manager of the Fund and has co-managed the Fund since May 1, 2018.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Navigator Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Navigator Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Navigator Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

Summary Section - WaveFront Fund

Investment Objective
The investment objective of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (the “WaveFront Fund” or the “Fund”) is to produce positive absolute returns while reducing exposure to general equity market risk.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the WaveFront Fund.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Class Z shares are not currently offered for sale.

	Institutional Class	Class Z
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Other Expenses	3.15%	3.15%
Acquired Fund Fees and Expenses(1)	0.07%	0.07%
Total Annual Fund Operating Expenses	4.47%	4.47%
Less: Fee Waiver/Expense Reimbursement	-3.11%	-3.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)(3)	1.36%	1.36%

(1)	As the WaveFront Fund is newer, Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
USA Mutuals Advisors, Inc. (the “Advisor”), the WaveFront Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses (“AFFE”), extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.29% of average net assets of the Fund through July 31, 2019, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.29%. The current term of the agreement may only be terminated by the Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

(3)
Please note that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in the table above do not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this prospectus because AFFE is not included in the ratio.

Example
The following Example is intended to help you compare the cost of investing in the WaveFront Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this Example.  The fee/waiver expense reimbursement discussed in the table above is reflected only through July 31, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$138	$1,070	$2,011	$4,409
Class Z	$138	$1,070	$2,011	$4,409

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Portfolio Turnover
The WaveFront Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal period (October 16, 2017 through March 31, 2018), the Fund’s portfolio turnover rate was 300.53% of the average value of its portfolio.

Principal Investment Strategies
The Advisor has hired WaveFront Global Asset Management Corp. (“WaveFront” or the “Sub-Advisor”) as the Fund’s sub-advisor.  The Sub-Advisor has discretion to purchase, manage and sell portfolio securities for the Fund’s investment portfolio, subject to the Fund’s investment objective, policies and limitations.

The WaveFront Fund seeks to achieve above-average total return by trading and investing opportunistically in a broad range of markets, instruments and asset-classes.  Investment opportunities are identified through a “Quantamental” approach.  This type of approach indicates a process of research that involves a much deeper scientific rigor, i.e. a data-driven approach, versus a qualitative approach. It combines quantitative and fundamental research by analyzing macro-economic variables as well as securities fundamentals and characteristics within the context of historical return data, culminating in a specific set of expected return probabilities.  These return expectations define both long and short investment opportunities and the broader macro-economic and sector outlooks of the Fund.  Lastly, at the portfolio management level, a top-down, quantitative analysis of the volatility and correlations of current investment opportunities and themes finalizes portfolio weights.  The benefit of a Quantamental approach is that the subjectivity of investing is replaced by an objective, quantitative and data-driven approach.

The WaveFront Fund’s portfolio consists primarily of equity securities and options.  However, the Fund may invest in other financial instruments including fixed income securities, commodity interests, and currency exchange transactions in U.S. markets and, to a lesser extent, in foreign and emerging markets.  The Fund may invest in commodity interests through commodity-related exchange traded funds (“ETFs”), in commodities such as gold and oil.  The Fund may also invest in U.S. government agency securities and U.S. government obligations.  The Fund may invest separately, up to 50% of its net assets in preferred stocks, corporate debt securities, and convertibles.  The Fund may also invest up to 15% of its net assets in the aggregate in partnerships, limited partnerships and master limited partnerships (“MLPs”).  The Fund may also invest up to 20% of its net assets in when-issued securities.  The Fund may also invest separately, up to 15% of its net assets in warrants and initial public offerings (“IPOs”).  The Fund may also invest in derivatives in the form of futures contracts and options on futures contracts in pursuing its investment objective.  The Fund implements short positions through short sales of any instrument that the Fund may purchase for investment.  The Fund may use leverage (e.g., by borrowing or through derivatives).  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.  The Fund’s annual portfolio turnover rate will generally exceed 100%.

The investment objective of the WaveFront Fund is to produce positive absolute returns while reducing exposure to general equity market risk.  In pursuing the objective of absolute returns, the Fund’s intent is to provide an investment strategy that offers an opportunity for real, positive, consistent and meaningful rates of return with lower levels of volatility, in any type of economic cycle.  The Fund pursues its investment objective by employing (i) a “core long/short equity” strategy; (ii) a “macro overlay” strategy; and (iii) a risk management strategy.

Core Long/Short Equity Strategy:  This strategy provides long and short exposure to a diversified portfolio of common stocks and options of primarily U.S. companies.  The strategy involves investing in equities (long) the Sub-Advisor expects to increase in value and, to a much lesser degree, selling equities (short) the Sub-Advisor expects to decrease in value.  The strategy will generally have a long bias, except during periods when the Sub-Advisor has a negative outlook towards equity market indices.  Investment decisions are based on the results of the following sector allocation and stock selection process:

•
A top-down, quantitative analysis is utilized to identify opportunities by focusing on macroeconomic developments and understanding how businesses and industries are affected by these developments at different points in their respective maturation cycles.  As a result of this analysis, the Sub-Advisor then identifies sectors or stocks that stand to be impacted, and whether that impact will be positive or negative in nature; and

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•
Quantamental, bottom-up securities analysis identifies stocks with a potential inflection point in a company’s financial metrics and/or operations, as well as business or industry cycle.  A potential for corporate events exists when capital allocation strategies are implemented to deploy funds to acquisitions or changes to shareholder returns policies.  Those exposures, the Sub-Advisor believes, are associated with the potential for excess returns, as well as specific, unique factors associated with sources of pricing inefficiency or potential corporate events.

Macro Overlay Strategy:  This strategy invests in futures contracts, options on futures contracts and other investment companies, including mutual funds and exchange-traded funds (“ETFs”) with the intent of either (i) increasing overall market exposure; or (ii) reducing market exposure and hedging systematic market risk.  The strategy evaluates trends or economic/business cycles, asset class relationships as well as liquidity and financial conditions in the marketplace.  The same top-down, quantitative analysis described in the previous strategy is employed, augmented by technical market information such as volatility and momentum of broad equity market indices, to identify the current equity market environment.  Based on this analysis, the Sub-Advisor will either (i) increase overall market exposure when the equity market environment is anticipated to be more conducive to a buy-and-hold approach (rather than stock selection); or (ii) hedge systematic market risk and decrease overall market exposure by selling short futures contracts and/or shorting ETFs when the equity market environment is expected to be negative.

Risk Management Strategy:  The WaveFront Fund employs a risk management strategy that seeks to (i) minimize the expected volatility of the Fund’s returns; (ii) reduce the downside risk of the Fund during periods of sustained market declines; and (iii) protect the Fund against risks related to extreme and rare events (tail risk) that can result in unexpected and significant losses.  These risk management objectives are achieved by limiting single security, sector and overall market exposures, as well as by employing volatility and drawdown controls.

Volatility is a measure of the deviation of the WaveFront Fund’s return around the average fund return.  Volatility controls seek to minimize the deviation of Fund returns in two principal ways.  First, by targeting portfolio volatility versus simply accepting market volatility, individual positions are continuously calibrated to this target based on the ongoing volatility and correlation of those positions.  Second, at the portfolio level, positions are reduced, pro-rata, if the realized volatility of the portfolio exceeds the targeted portfolio volatility.  The amount of any reduction is proportionate to the degree to which realized portfolio volatility exceeds targeted portfolio volatility.

Drawdown controls aim to limit or mitigate the downside potential of the portfolio, relative to equity indices, during periods of sustained market declines.  At the security level, drawdown limits the amount at risk through trade limits, or stop levels below which positions are exited, as well as Value-at-Risk (“VaR”) limits per security.  VaR is a statistical technique used to measure and quantify the level of financial risk within the portfolio over a specific time frame.

The Sub-Advisor believes that using the combination of these strategies is an effective and powerful approach, particularly in environments that are not conducive to active stock picking or during broad equity market declines.  However, there are no guarantees that the WaveFront Fund will stay within its targeted volatility limit, or be able to limit downside potential to a pre-defined level.  Furthermore, as markets continue to evolve over time, and as the Sub-Advisor is continuously engaged in research, the Sub-Advisor may add, modify, or eliminate strategies with the objective of improving the Fund’s performance.

Principal Risks
The risks associated with an investment in the WaveFront Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the WaveFront Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

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•
Stock Market Risk.  Certain stocks selected for the WaveFront Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investment to decline.

•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
Management Risk.  Investment strategies employed by the Sub-Advisor in selecting investments for the WaveFront Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	New Fund Risk. As a new fund, there can be no assurance that the WaveFront Fund will grow or maintain an economically viable size.

•
Options Risk.  Options may be more volatile than direct investments in the underlying securities, involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

•
Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the WaveFront Fund to losses if the derivatives do not perform as expected.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the WaveFront Fund’s portfolio.

•
Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the WaveFront Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•
Other Investment Companies and ETFs Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the WaveFront Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Fixed Income Securities and Corporate Debt Risk.  Fixed income securities held by the WaveFront Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and high yield securities risk.

•
Commodity Risk.  Exposure to commodity markets through investments in commodity-linked instruments may subject the WaveFront Fund to greater volatility than investments in traditional securities.  This difference is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

•
Currency Risk.  Fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the WaveFront Fund’s investment in securities denominated in a foreign currency or may widen existing losses.

•
Foreign Securities Risk.  Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

•
Emerging Market Risk.  The WaveFront Fund may invest in foreign securities of emerging market-domiciled companies.  In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Government-Sponsored Entities Risk. There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

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•	Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Convertible Securities Risk.  Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

•
Master Limited Partnership Risk.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.  There also are certain tax risks associated with the MLPs in which the WaveFront Fund may invest, including the possibility that the Internal Revenue Service could challenge the federal income tax treatment of the MLPs in which the Fund invests.

•
When-Issued Securities Risk.  The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place; additionally, failure of a party to a transaction to consummate the trade may result in a loss to the WaveFront Fund or missing an opportunity to obtain a price considered advantageous.

•
Warrants Risk.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the WaveFront Fund’s entire investment therein).

•
Initial Public Offerings Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the WaveFront Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

•
High Portfolio Turnover Rate Risk.  The WaveFront Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the WaveFront Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the WaveFront Fund’s investment operations on October 16, 2017, BC Capital Investors, L.P., a limited partnership managed by the Sub-Advisor (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund. From its inception through October 16, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio managers as the Fund and such portfolio managers managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.  The Fund’s performance for periods before October 16, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that stated.

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The performance returns of the Predecessor Partnership are audited.  The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  On a going forward basis after October 16, 2017, the Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.  Please refer to the Financial Statements section of the SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the WaveFront Fund.  The bar chart shows the Fund’s and the Predecessor Partnership’s annual returns from year to year, as applicable.  The performance shown is that of the Predecessor Partnership for periods prior to October 16, 2017. The table shows how the Fund’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance. The table also shows how the Fund’s returns compare with the returns of an index of funds with similar investment objectives as well as how the returns compare to a category of funds with similar investment objectives.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.usamutuals.com.

WaveFront Fund – Institutional Class Shares
Calendar Year Total Returns as of December 31,*

The calendar year-to-date return for the WaveFront Fund’s Institutional Class shares as of June 30, 2018 was -2.75%.  During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.21% (quarter ended June 30, 2008) and the lowest return for a calendar quarter was -10.52% (quarter ended September 30, 2008).

Average Annual Total Returns
(For the periods ended December 31, 2017)
USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund*
	1 Year	5 Years	10 Years	Since Inception (2/28/02)
Institutional Class Shares
Return Before Taxes	4.53%	5.24%	5.60%	6.90%
Return After Taxes on Distributions	4.17%	5.17%	5.56%	6.88%
Return After Taxes on Distributions and Sale of Fund Shares	2.78%	4.08%	4.49%	5.76%
ICE BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.86%	0.27%	0.39%	1.30%

*
The returns shown prior to October 16, 2017, are those of the Predecessor Partnership. Total returns were calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a limited partner.  An individual limited partner’s return may have varied from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual limited partner’s reallocation of profits to the Advisor differs from the average reallocation for all limited partners.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns shown prior to October 16, 2017, were calculated as if the Predecessor Partnership had qualified as a regulated investment company for federal income tax purposes.

Investment Advisor and Sub-Advisor
USA Mutuals Advisors, Inc. is the WaveFront Fund’s investment advisor.  WaveFront Global Asset Management Corp. is the Fund’s sub-advisor.

Portfolio Managers

Name	Title	Date Began Managing the Fund/Predecessor Partnership
Roland Austrup	Managing Principal & Chief Investment Officer	May 2017
Ryan Butz	Portfolio Manager	February 2002*
Mark Adams, CFA	Senior Portfolio Manager	October 2017
John Lukovich	Portfolio Manager	October 2017
* Inception of the Predecessor Partnership.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem WaveFront Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The WaveFront Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an ("IRA") .  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase WaveFront Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Vice Fund

Investment Objective
The investment objective of the Vice Fund is long-term growth of capital.

Changes to Investment Objective and Strategies.  Except as noted below, the Vice Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  The Fund will not change its policy of investing at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from vice industries including the alcoholic beverages, defense/aerospace, gaming and tobacco industries without providing shareholders with at least sixty (60) days’ prior written notice.  Furthermore, the Fund’s policy of concentrating at least 25% of its net assets in the group of four vice industries identified in this Prospectus (but no more than 80% of its net assets in any single industry) is fundamental, which means that it cannot be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies
The Vice Fund, a diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as ADRs.

Portfolio companies chosen for investment by the Vice Fund are selected from a universe of companies that derive a significant portion of their revenues from the alcoholic beverages, defense/aerospace, gaming and tobacco industries.  For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the alcoholic beverages, defense/aerospace, gaming and/or tobacco industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation.  This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

Sell decisions with respect to the Vice Fund’s investment in a particular company may occur when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics.  The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs.  An increase in the portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains, which are taxable as ordinary income and may affect an investor’s after-tax returns.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries.  The Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).

The Vice Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

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For cash management purposes or due to a lack of suitable investment opportunities, the Vice Fund may hold up to 20% of its net assets in cash or similar short-term, high‑quality debt securities.  These short‑term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Navigator Fund

Investment Objective
The investment objective of the Navigator Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500® Index in bull markets, and less or negatively correlated in bear markets.

Changes to Investment Objective and Strategies.  Except as noted below, the Navigator Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Fund’s investment objective.

Principal Investment Strategies
The Navigator Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Navigator Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Navigator Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Navigator Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Navigator Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Navigator Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

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The Navigator Fund invests only in stock index futures in pursuing its investment objective.  The risk profile of stock index futures is controlled and monitored through the oversight and regulations of the exchanges.  The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

WaveFront Fund

Investment Objective
The investment objective of the WaveFront Fund is to produce positive absolute returns while reducing exposure to general equity market risk.

Changes to Investment Objective and Strategies.  Except as noted below, the WaveFront Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Fund’s investment objective.

Principal Investment Strategies
The Advisor has hired WaveFront as the Fund’s Sub-Advisor.  The Sub-Advisor has discretion to purchase, manage and sell portfolio securities for the Fund’s investment portfolio, subject to the Fund’s investment objective, policies and limitations.

The WaveFront Fund seeks to achieve above-average total return by trading and investing opportunistically in a broad range of markets, instruments and asset-classes.  Investment opportunities are identified through a “Quantamental” approach.  This type of approach indicates a process of research that involves a much deeper scientific rigor, i.e. a data-driven approach, versus a qualitative approach. It combines quantitative and fundamental research by analyzing macro-economic variables as well as securities fundamentals and characteristics within the context of historical return data, culminating in a specific set of expected return probabilities.  These return expectations define both long and short investment opportunities and the broader macro-economic and sector outlooks of the Fund.  Lastly, at the portfolio management level, a top-down, quantitative analysis of the volatility and correlations of current investment opportunities and themes finalizes portfolio weights.  The benefit of a Quantamental approach is that the subjectivity of investing is replaced by an objective, quantitative and data-driven approach.

The WaveFront Fund’s portfolio consists primarily of equity securities and options.  However, the Fund may invest in other financial instruments including fixed income securities, commodity interests, and currency exchange transactions in U.S. markets and, to a lesser extent, in foreign and emerging markets.  The Fund may invest in commodity interests through commodity-related ETFs, in commodities such as gold and oil.  The Fund may also invest in U.S. government agency securities and U.S. government obligations.  The Fund may invest separately, up to 50% of its net assets in preferred stocks, corporate debt securities, and convertibles.  The Fund may also invest up to 15% of its net assets in the aggregate in partnerships, limited partnerships and MLPs.  The Fund may also invest up to 20% of its net assets in when-issued securities.  The Fund may also invest separately, up to 15% of its net assets in warrants and IPOs.  The Fund may also invest in derivatives in the form of futures contracts and options on futures contracts in pursuing its investment objective.  The risk profile of futures contracts and options on futures contracts is controlled and monitored through the oversight and regulations of the exchanges.  Risk management is an integrated and fundamental part of the Fund’s portfolio construction and investment management process, and includes the ongoing monitoring of all positions in the portfolio.  The Sub-Advisor’s experience and the application of careful risk controls seeks to ensure the level of derivatives risk remains consistent with the Fund’s risk profile.  The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.  The Fund implements short positions through short sales of any instrument that the Fund may purchase for investment.  For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.  The Fund may use leverage (e.g., by borrowing or through derivatives).  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.  The Fund’s annual portfolio turnover rate will generally exceed 100%.

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The investment objective of the WaveFront Fund is to produce positive absolute returns while reducing exposure to general equity market risk.  In pursuing the objective of absolute returns, the Fund’s intent is to provide an investment strategy that offers an opportunity for real, positive, consistent and meaningful rates of return with lower levels of volatility, in any type of economic cycle.  The Fund pursues its investment objective by employing (i) a “core long/short equity” strategy; (ii) a “macro overlay” strategy; and (iii) a risk management strategy.

Core Long/Short Equity Strategy:  This strategy provides long and short exposure to a diversified portfolio of common stocks and options of primarily U.S. companies.  The strategy involves investing in equities (long) the Sub-Advisor expects to increase in value and, to a much lesser degree, selling equities (short) the Sub-Advisor expects to decrease in value.  The strategy will generally have a long bias, except during periods when the Sub-Advisor has a negative outlook towards equity market indices.  Investment decisions are based on the results of the following sector allocation and stock selection process:

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A top-down, quantitative analysis is utilized to identify opportunities by focusing on macroeconomic developments and understanding how businesses and industries are affected by these developments at different points in their respective maturation cycles.  As a result of this analysis, the Sub-Advisor then identifies sectors or stocks that stand to be impacted, and whether that impact will be positive or negative in nature; and

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Quantamental, bottom-up securities analysis identifies stocks with a potential inflection point in a company’s financial metrics and/or operations, as well as business or industry cycle.  A potential for corporate events exists when capital allocation strategies are implemented to deploy funds to acquisitions or changes to shareholder returns policies.  Those exposures, the Sub-Advisor believes, are associated with the potential for excess returns, as well as specific, unique factors associated with sources of pricing inefficiency or potential corporate events.

Macro Overlay Strategy:  This strategy invests in futures contracts, options on futures contracts and other investment companies, including mutual funds and ETFs with the intent of either (i) increasing overall market exposure; or (ii) reducing market exposure and hedging systematic market risk.  The strategy evaluates trends or economic/business cycles, asset class relationships as well as liquidity and financial conditions in the marketplace.  The same top-down, quantitative analysis described in the previous strategy is employed, augmented by technical market information such as volatility and momentum of broad equity market indices, to identify the current equity market environment.  Based on this analysis, the Sub-Advisor will either (i) increase overall market exposure when the equity market environment is anticipated to be more conducive to a buy-and-hold approach (rather than stock selection); or (ii) hedge systematic market risk and decrease overall market exposure by selling short futures contracts and/or shorting ETFs when the equity market environment is expected to be negative.

Risk Management Strategy:
The WaveFront Fund employs a risk management strategy that seeks to (i) minimize the expected volatility of the Fund’s returns; (ii) reduce the downside risk of the Fund during periods of sustained market declines; and (iii) protect the Fund against risks related to extreme and rare events (tail risk) that can result in unexpected and significant losses.  These risk management objectives are achieved by limiting single security, sector and overall market exposures, as well as by employing volatility and drawdown controls.

Volatility is a measure of the deviation of the WaveFront Fund’s return around the average fund return.  Volatility controls seek to minimize the deviation of Fund returns in two principal ways.  First, by targeting portfolio volatility versus simply accepting market volatility, individual positions are continuously calibrated to this target based on the ongoing volatility and correlation of those positions.  Second, at the portfolio level, positions are reduced, pro-rata, if the realized volatility of the portfolio exceeds the targeted portfolio volatility.  The amount of any reduction is proportionate to the degree to which realized portfolio volatility exceeds targeted portfolio volatility.

Drawdown controls aim to limit or mitigate the downside potential of the portfolio, relative to equity indices, during periods of sustained market declines.  At the security level, drawdown limits the amount at risk through trade limits, or stop levels below which positions are exited, as well as VaR limits per security.  VaR is a statistical technique used to measure and quantify the level of financial risk within the portfolio over a specific time frame.

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The Sub-Advisor believes that using the combination of these strategies is an effective and powerful approach, particularly in environments that are not conducive to active stock picking or during broad equity market declines.  However, there are no guarantees that the WaveFront Fund will stay within its targeted volatility limit, or be able to limit downside potential to a pre-defined level.  Furthermore, as markets continue to evolve over time, and as the Sub-Advisor is continuously engaged in research, the Sub-Advisor may add, modify, or eliminate strategies with the objective of improving the Fund’s performance.

General Investment Policies of the Funds

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Advisor may invest up to 100% of the Funds’ total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds.  The following risks apply to the Funds:

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Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Funds may be increased.  Continuing market volatility may have adverse effects on the Funds.

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Stock Market Risk.  The Funds invest in equity securities.  Stock market prices of securities may be adversely affected by many factors, such as an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer.  If the stock market declines in value, shares of the Funds are likely to decline in value.

Additionally, the Navigator Fund invests in stock index futures of companies included within equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investments to decline.

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Management Risk.  The ability of each Fund to meet its investment objective is directly related to the Advisor’s or Sub-Advisor’s investment strategies for the Fund.  The value of your investment in the Funds may vary with the effectiveness of the Advisor’s research, analysis and selection of portfolio securities.  If the Advisor’s or Sub-Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

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Short Selling Risk. Short sales involve selling a security that a Fund borrows and does not own.  A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily.  The Fund may engage in short sales if the Advisor or Sub-Advisor anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

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Leverage Risk.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase the investment returns of a Fund.  However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage.  The Funds will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.  However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

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Derivatives Risk. The Funds may invest in derivative securities, such as futures contracts, options on futures contracts and call and put options, for hedging or speculative purposes and to reduce Fund volatility, as well as direct investment.  These are financial instruments that derive their performance from the performance of an underlying index or asset.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  Derivatives may also make a Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms.

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Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, the Funds and their shareholders could be negatively impacted.

Principal Risks of Investing in the Vice Fund and WaveFront Fund

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Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.  Preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Government Sponsored Entity Risk.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. Government.  Securities issued by The Federal National Mortgage Association, commonly known as “Fannie Mae” and The Federal Home Loan Mortgage Corporation, commonly known as “Freddie Mac” are supported only by the discretionary authority of the U.S. Government.  However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

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Foreign Securities Risk.  Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

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Emerging Market Risk.  The Funds may invest in foreign securities and/or ADRs of emerging market-domiciled companies.  In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

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Convertible Securities Risk.  A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Currency Risk.  Fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in securities denominated in a foreign currency or may widen existing losses.

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Options Risk.  Options contracts are subject to the same risks as the investments in which a Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.  If the Advisor incorrectly forecasts the value of investments in using an option contract, then the Fund might have been in a better position if the Fund had not entered into the contract.  In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

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Principal Risks of Investing in the Navigator Fund and WaveFront Fund

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Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.  Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.  If the Advisor or a Sub-Advisor incorrectly forecasts the value of investments in using a futures contract, a Fund might have been in a better position if the Fund had not entered into the contract. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the value of a Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

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New Fund Risk.  There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds.  Liquidation of the Funds can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders.  As a result, the timing of a Fund’s liquidation may not be favorable.

Principal Risks of Investing in the Vice Fund

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Asset Allocation Risk.  The Vice Fund emphasizes asset allocation strategies and the combination of investments in one or more industries or sectors.  Furthermore, although the Fund has ranges of equity and fixed-income allocations, the types of equity or fixed-income securities or other investments invested in by the Fund and the proportion of such investments involve highly subjective judgments and the Fund is designed to reflect those judgments.  As a consequence, a principal risk of the Fund involves the risk that those judgments may not anticipate actual market movements or the effect of economic conditions generally.

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Sector/Industry Concentration Risk.  To the extent that the Vice Fund concentrates its investments under the investment policies described in this Prospectus, it may be subject to the risks affecting a particular sector or industry more than would a more broadly diversified fund.  Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry.  The risks relating to specific sectors or industries that the Fund may invest in are set forth below:

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Tobacco and Alcoholic Beverages Industries Risk.  Companies in the tobacco and alcoholic beverages industries are subject to the risks related to frequent and expensive litigation and risks related to legislative and regulatory action, which may affect profitability of companies in these industries.

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Defense/Aerospace and Gaming Industries Risk.  Companies in the defense/aerospace and gaming industries may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may affect the profitability of companies in those industries.

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Small- and Mid-Capitalization Companies Risk.  Companies with small and medium size capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Vice Fund’s assets.

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Large-Capitalization Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

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ADR Risk.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  ADRs may be issued in sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.  Additionally, unsponsored ADRs held by the Vice Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly-available about unsponsored ADRs than sponsored ADRs; unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

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Liquidity Risk.  The securities of many companies with small- and mid-size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Vice Fund would like to sell.

Principal Risks of Investing in the WaveFront Fund

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Other Investment Companies Risk.  The WaveFront Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Federal law generally prohibits the Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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Fixed Income and Corporate Debt Securities Risk.  Fixed income securities held by the WaveFront Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below.

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Interest Rate Risk.  Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.

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Call Risk.  During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  In this event the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

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Prepayment and Extension Risk.  Many types of fixed income securities are subject to prepayment risk.  Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease.  This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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Credit Risk.  Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

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Liquidity Risk.  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make it more difficult to sell or buy a security at a favorable price or time.  Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

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Commodities Markets Risk.  Exposure to commodity markets through investments in commodity-linked instruments may subject the WaveFront Fund to greater volatility than investments in traditional securities.  This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

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Preferred Stock Risk.  A preferred stock has a blend of the characteristics of bonds and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.

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Master Limited Partnership Risk.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.  There also are certain tax risks associated with the MLPs in which the WaveFront Fund may invest, including the possibility that the Internal Revenue Service could challenge the federal income tax treatment of the MLPs in which the Fund invests.  The tax risks of investing in an MLP are generally those inherent in investing in a partnership as compared to a corporation.  Since cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as a regulated investment company and avoiding any income and excise taxes at the Fund level.  If an MLP in which the Fund invests fails to qualify as a “qualified publicly traded partnership,” as defined in the Code (and is not otherwise taxed as a corporation), income generated by such an MLP may not constitute good income and may thus jeopardize the Fund’s status as a regulated investment company for federal income tax purposes.  MLPs may also be subject to state taxes in some jurisdictions.  These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and the value of the Fund’s investments in an MLP.

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When-Issued Securities Risk.  The price of instruments purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued instruments take place at a later date.  When-issued instruments involve the risk that the price or yield obtained in a transaction (and therefore the value of an instrument) may be less favorable than the price or yield (and therefore the value of an instrument) available in the market when the instruments’ delivery takes place.  In addition, when the WaveFront Fund engages in when-issued transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

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Warrants Risk.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the WaveFront Fund’s entire investment therein).

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Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the WaveFront Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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High Portfolio Turnover Rate Risk.  The WaveFront Fund’s investment strategies may result in high portfolio turnover rates.  This could generate capital gains including short-term capital gains taxable to shareholders at ordinary income tax rates  and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

Disclosure of Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI.  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge, by contacting the Funds c/o U.S. Bancorp Fund Services, LLC, at 1–866–264–8783 and on the Funds’ website at www.usamutuals.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Funds

Under the laws of the State of Delaware, the Board of Trustees of USA Mutuals (the “Trust”) is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Advisor, pursuant to which the Advisor manages the investment of the assets of the Funds, subject to the oversight and review of the Board of Trustees.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement with respect to the management of the Funds is included in the semi-annual report to shareholders for the period ended September 30, 2017, for the Vice Fund and in the annual report to shareholders for the fiscal year ended March 31, 2018, for the Navigator Fund and WaveFront Fund.

The Advisor

USA Mutuals Advisors, Inc., formerly known as “Mutuals Advisors, Inc.,” is located at Plaza of the Americas, 700 North Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Funds.  The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.).  The Advisor is an SEC-registered investment advisor.  As of June 30, 2018, the Advisor managed approximately $251.61 million in assets.  The Advisor has also registered as a commodity pool operator (“CPO”) with the National Futures Association (the “NFA”) with respect to the Navigator Fund and the WaveFront Fund in accordance with regulations adopted by the CFTC under the Commodity Exchange Act (“CEA”).  The Advisor, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Funds in accordance with their investment objectives, policies and limitations.  The Advisor also keeps related records for the Funds.

The Advisor is entitled to an annual advisory fee of 0.95% of the Vice Fund’s average daily net assets, 1.75% of the Navigator Fund’s average daily net assets and 1.25% of the WaveFront Fund’s average daily net assets. From the WaveFront Fund, a portion of the advisory fee paid to the Advisor by the Fund is used to pay the Sub-Advisor’s management fee of 0.625%.  For the fiscal year or period ended March 31, 2018, the Advisor received fees of 0.91% of the average daily net assets of each class of the Vice Fund, fees of 0.58% of the average daily net assets of the Navigator Fund and did not receive management fees from the WaveFront Fund.

In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement (the “Expense Agreement”) in which it has agreed to limit total annual fund operating expenses (exclusive of Excluded Expenses) to 1.24% for the Vice Fund, 1.99% for the Navigator Fund and 1.29% for the WaveFront Fund. The Expense Agreement expires on July 31, 2019.  The Advisor may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Expense Agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

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The Sub-Advisor to the WaveFront Fund

The Advisor has entered into a sub-advisory agreement with the Sub-Advisor, and the Advisor compensates the Sub-Advisor out of the investment advisory fees it receives from the WaveFront Fund.  The Sub-Advisor makes investment decisions for the assets it has been allocated to manage.  The Advisor oversees the Sub-Advisor for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the Sub-Advisor and oversees the hiring, termination and replacement of sub-advisors recommended by the Advisor.

A discussion regarding the basis of the Board of Trustees’ approval of the investment sub-advisory agreement between the Advisor and the Sub-Advisor is included in the WaveFront Fund’s annual report to shareholders for the fiscal year ended March 31, 2018.

The following provides additional information about the  Sub-Advisor.

WaveFront Global Asset Management Corp.
WaveFront Global Asset Management Corp. is located at 36 Toronto Street, Suite 750, Toronto, Ontario M5J 2M4, Canada and serves as the investment sub-advisor to the WaveFront Fund.  The Sub-Advisor is an SEC-registered investment advisor and Canadian corporation and is majority owned by Koloshuk Farugia Corporation, a private company.  The Sub-Advisor is an investment management firm serving institutional and individual investors globally.

Portfolio Managers

Vice Fund and Navigator Fund
Mr. Jordan Waldrep, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day portfolio management of and investment research for the Vice Fund and is co-portfolio manager of the Navigator Fund.  He has managed the Vice Fund since August 28, 2017 and the Navigator Fund since May 1, 2018.  Mr. Waldrep has over 18 years of investment experience.  He was the portfolio manager of Blackfin Capital ("Blackfin") from March 2014 through August 2017.  Prior to Blackfin, he was an analyst and trader at Hourglass Capital since 2008.  Mr. Waldrep is a member of the CFA Institute and the CFA Society of Dallas and Fort Worth.  He is a Chartered Financial Analyst.  Mr. Waldrep received a BA in Biology and History from Texas A&M University and an MBA from the University of Texas McCombs School of Business.

Navigator Fund
Mr. Steven Goldman, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day portfolio management of, and investment research for, the Navigator Fund.  He has managed the Fund since its inception.  Mr. Goldman brings over 30 years of investment management experience.  Mr. Goldman founded Goldman Management, Inc. (“GMI”), an asset management firm, in 1985 and is the Principal and sole director. From April 1986 to September 2011, Mr. Goldman was the Chief Market Strategist and partner at Weeden & Co, LP. Since 2011, Mr. Goldman has focused solely on GMI. Mr. Goldman graduated from the University of Maryland with a Bachelor of Science in 1979, concentrating in economics and finance.  In 1984, he received his Master of Business Administration from the Zicklin School of Business at Baruch College, a part of the City University of New York.

WaveFront Fund (Portfolio Managers of the Sub-Advisor)
Mr. Roland Austrup, Chairman, Chief Investment Officer and Portfolio Manager, is a co-portfolio manager primarily responsible for the day-to-day portfolio management and investment research for the Fund. From 2011 through 2016, Mr. Austrup was the Chief Executive Officer, Chief Investment Officer and Chairman of Integrated Managed Futures Corp. (“IMFC”). In May 2017, IMFC acquired two U.S.-based alternative asset managers, subsequently changing IMFC’s name to WaveFront Global Asset Management Corp. Mr. Austrup is registered with the Commodity Futures Trading Commission as an Associated Person and is an Associate Member of the National Futures Association. Mr. Austrup also serves on the Advisory Board of the Master of Quantitative Finance program at the University of Waterloo, and is a Director of Envest Corp., a private energy company. Mr. Austrup graduated from the University of Western Ontario with a Bachelor of Arts (Honours) in 1988.

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Mr. Ryan Butz, President and Portfolio Manager, is a co-portfolio manager primarily responsible for the day-to-day portfolio management and investment research for the WaveFront Fund. In 2000, Mr. Butz joined B.C. Holdings as a security analyst and trader until 2003 when he was named as a Principal and co-portfolio manager of the Predecessor Partnership. Mr. Butz joined WaveFront in 2017 as part of WaveFront’s acquisition of B.C. Holdings, which was subsequently renamed WaveFront US Corp.  Mr. Butz graduated from Marquette University with a Bachelor of Finance in 1999.

Mr. Mark Adams, Senior Portfolio Manager and Director of Research, is a co-portfolio manager primarily responsible for the day-to-day portfolio management and investment research for the WaveFront Fund. Since 2011, Mr. Adams has been the Founding Principal and Portfolio Manager of WaveFront Capital Management, L.P., a subsidiary of WaveFront Global Asset Management Corp. Mr. Adams currently also sits on the Investment Committee of AlphaShares, LLC. Mr. Adams holds a Bachelor of Science in Economics and Bachelor of Arts in Fine Arts from the University of Pennsylvania.

Mr. John Lukovich, Portfolio Manager, is a co-portfolio manager primarily responsible for the day-to-day portfolio management and investment research for the WaveFront Fund. Mr. Lukovich joined WaveFront Global Asset Management Corp. in 2009. Mr. Lukovich is registered with the Commodity Futures Trading Commission as an Associated Person and is an Associate Member of the National Futures Association. Mr. Lukovich has holds a Master of Applied Science degree and a B.A.Sc. from the University of Toronto and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Shareholder Information

Choosing a Share Class

The Vice Fund offers Institutional Class, Investor Class, Class A and Class C shares in this Prospectus. The Navigator Fund and the WaveFront Fund each offer Institutional Class and Class Z shares in this Prospectus. However, the Class Z shares of the Navigator Fund and the WaveFront Fund are not currently available for purchase. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs.  This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors.

Institutional Class Shares.  Institutional Class shares are available directly from the Funds or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Funds.

Class A Shares (Vice Fund Only).  You can buy Class A shares of the Vice Fund at the public offering price, which is the NAV plus an up-front sales charge.  The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of Fund distributions.  Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares.  However, the Board of Trustees has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The up-front Class A sales charge and the commissions paid to dealers for the Vice Fund are calculated as follows:

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – but less than $100,000	4.75%	4.99%	4.00%
$100,000 – but less than $250,000	4.00%	4.17%	3.25%
$250,000 – but less than $500,000	3.00%	3.09%	2.50%

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$500,000 – but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(2)	0.00%	0.00%	1.00%(3)
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 18 months of the purchase.  If imposed, the CDSC is based on the NAV of the shares at the time of purchase.

(3)	The Advisor may pay a commission up to 1.00% out of its own resources to financial intermediaries who initiate and are responsible for the purchase of shares of $1 million or more.

The Vice Fund’s distributor, Compass Distributors, LLC (the “Distributor”) may, at its discretion, offset the compensation owed to the Distributor for its services with the underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.  The Distributor may also reimburse the Advisor, its affiliates or other dealers for distribution-related expenses they incur from the underwriter concessions at its discretion.

The offering price for Class A shares of the Vice Fund includes the relevant sales charge.  The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares.  Normally, reallowances are paid as indicated in the above table.

Contingent Deferred Sales Charge on Class C Shares (Vice Fund Only).  Class C shares of the Fund are subject to a CDSC.  The CDSC is imposed on Class C shares redeemed by the shareholder within 12 months of purchase.  The 1.00% CDSC is based on the NAV of the shares on the date of original purchase.

Investor Class Shares (Vice Fund Only).  Investor Class shares are offered for sale at NAV without the imposition of a sales charge.  Investor Class shares are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.

Class Z Shares (Navigator Fund and WaveFront Fund).  Class Z shares of the Navigator Fund and WaveFront Fund are not currently offered for sale.  Class Z shares may only be available through certain financial intermediaries that have agreements with the Distributor to sell Class Z shares.  You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.  Class Z shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor.  An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

The Navigator Fund and the WaveFront Fund do not subject purchases of Class Z shares to a front-end sales charge.  The financial intermediaries that have an agreement with the Distributor to sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares.  Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

Sales Charge Reductions and Waivers for the Vice Fund

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Vice Fund.

Class A Sales Charge Reductions.  Reduced sales charges are available to shareholders with investments of $50,000 or more.  In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Vice Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent (“LOI”), which may be signed at any time within 90 days after the first investment to be included under the LOI.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

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Rights of Accumulation.  You may add the current value of all of your existing Class A shares to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely at the Vice Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of Fund investments held by the members of your immediate family, including the value of other investments held by you or them in individual retirement plans, such as IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The current market value of the shares is determined by multiplying the number of shares by the current day’s NAV.

Investments of $1,000,000 or More.  With respect to Class A shares of the Vice Fund, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.  However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested distributions).  The CDSC for the Class A shares is based on the NAV of the shares at the time of purchase.  The holding period for the CDSC begins on the day you buy your shares.  Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers:  The Vice Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) to certain categories of investors, including:

•	the Advisor or its employees and affiliates, and investment advisory clients or investors referred by the Advisor or its affiliates for purchases direct with the Vice Fund;

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officers and present or former trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively, “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Vice Fund);

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employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor;

•	fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;

•	broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and

•	no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Vice Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements.  Additional information is available by calling 1–866–264–8783.  To receive a reduction in or waiver of your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial advisor or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced or waived sales charge.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Vice Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available in the SAI and on the Fund’s website at www.usamutuals.com.

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Class C Shares (Vice Fund Only):  You can buy Class C shares of the Vice Fund at NAV.  Class C shares are subject to a Rule 12b-1 fee of 1.00%, payable to the Distributor or selected dealers.  Your financial intermediary will receive a commission of up to 1.00% on the sale of Class C shares from the Distributor.  Because Class C shares pay a higher Rule 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C shares of the Vice Fund are also subject to a 1.00% CDSC on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested distributions) to recover commissions paid to your financial intermediary.  The CDSC for these Class C shares is based on the NAV of the shares at the time of purchase.  The holding period for the CDSC begins on the day you buy your shares.  Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.  These deferred sales charges may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	shares redeemed in accordance with the Fund’s Systematic Withdrawal Plan (the “SWP”); and
•	other circumstances under the Advisor’s discretion.

Valuation of Fund Shares

Shares of the Funds are sold on a continuous basis at NAV per share, plus any applicable sales charge and before imposition of a commission, if any, on Class Z shares, which is determined by the Funds as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business.  The NYSE is generally closed on national holidays.  However, the NAV of a Fund may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  Purchase and redemption requests are priced at the applicable price calculated after receipt of such requests.  The NAV is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities of the Funds, and then dividing by the total number of shares of the Funds outstanding.  The NAV takes into account the expenses and fees of a Fund, including management, administration and shareholder servicing fees, which are accrued daily.  The Funds may invest in foreign securities.  Since the exchanges on which such foreign securities trade may be open on days that the NYSE is not open, the values a Fund uses to determine its NAV may change on days that the Fund’s shareholders may be unable to purchase or redeem Fund shares.

The Funds’ investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor in good faith and in accordance with procedures approved by the Board of Trustees.  When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Therefore, if a shareholder purchases or redeems shares in a Fund at a time when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Funds generally consider to be the principal exchange on which the stock or security is traded.  Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing mean price on such day.  If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.

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Buying Shares

Minimum Investments
The minimum initial amount of investment in each Fund is $100 for retirement accounts and $2,000 for all other accounts.  Subsequent purchases of Fund shares may be made with a minimum investment amount of $100.  Shareholders will be given at least thirty (30) days’ written notice of any change in the minimum amount of initial or subsequent investments.

Timing of Requests
Your share price will be the next calculated NAV, plus any applicable sales charge, calculated after the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), receives your request in good order and before imposition of a commission on Class Z shares, if any.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be priced on the next business day.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
▪	The name of the Fund you are investing in;
▪	The dollar amount of shares to be purchased;
▪	Purchase application or investment stub; and
▪	Check payable to “USA Mutuals Funds”.
Receipt of Orders
Shares may only be purchased on days the NYSE is open for business.  A Fund may authorize one or more broker-dealers to accept on its behalf purchase and redemption orders that are in good order.  In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Your order will not be accepted until the completed account application to purchase Fund shares (“Account Application”) is received and accepted by the Transfer Agent.

All Account Applications are subject to acceptance by the Funds and are not binding until so accepted.  Each Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds.  A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Methods of Buying
By mail
You may purchase shares of the Funds by contacting the Funds directly.  To open an account, complete an Account Application and send it, together with your payment for the amount you wish to invest and the name of the Fund and share class you are investing in, to the appropriate address below.  Payment should be made in U.S. dollars by check drawn on a domestic financial institution, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “USA Mutuals Funds.”  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares.  The Funds are unable to accept postdated checks or any conditional order or payment.  To make additional investments once you have opened your account, write your account number on the check and send it together with the stub from the most recent confirmation statement received from the Transfer Agent to the appropriate address below.  If your check or Automated Clearing House (“ACH”) payment is returned for any reason, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent, and you may be responsible for any loss incurred by the Funds.  Please visit www.usamutuals.com for more information about how to purchase shares of the Funds.

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You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

By telephone
To make additional investments by telephone, you must check the appropriate box on your Account Application authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 calendar days, call the Transfer Agent toll free at 1–866–264–8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

If you accepted telephone and internet options on your Account Application form or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).  During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the request to the Funds at the address listed above under “By mail.”

By wire
Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-264-8783. You should then instruct your bank to wire transfer the intended amount in federal funds to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:      USA Mutuals
(your name or the title on the account)
(your account #)

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Through an Automatic Investment Plan
Once you open your account, you may purchase shares of the Funds through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  Investments in the Funds through an AIP may be made with a minimum investment of $100.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to the effective date.  The Funds may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 calendar days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass through accounts.

Through the Internet
You may establish a new account and purchase initial and subsequent shares through the Funds’ website at www.usamutuals.com if you accepted telephone and internet options on your Account Application form and included a voided check or savings deposit slip.  If you accepted these options and your account has been open for at least 15 calendar days, you may access the website and you will be allowed to purchase Fund shares upon request.  Shareholders who wish to establish a new account and/or purchase shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Through an authorized broker-dealer organization
You may purchase shares of the Funds through any broker-dealer organization that has been authorized by the Funds and has an agreement with the Distributor.  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A purchase order is deemed received by the Funds when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  An order is deemed to be received when a Fund or an authorized intermediary accepts the order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Anti-Money Laundering Information
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1–866–264–8783 if you need additional assistance when completing your Account Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received.  The Funds may also reserve the right to close the account within five business days if clarifying information or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds do not sell shares to any person residing in a country other than the United States of America, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Additionally, in their discretion, the Funds may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling Shares – Market Timing Trading Policy” for additional information).

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Selling Shares

Methods of Selling
By mail
Send your written redemption request to the Transfer Agent at the appropriate address below.  Your request should be in good order and contain the name of the Fund you are selling, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received.  Please see the SAI for more information.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

• if a change in ownership is requested;
• when redemption proceeds are payable or sent to any person, address or bank account not on record;
•  when a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
• for all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The Funds reserve the right to waive any signature requirement at their discretion.  In addition to the situations described above, the Funds and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholders who hold their shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held in IRA accounts may be redeemed by telephone at 1-866-264-8783.  Investors will be asked whether or not to withhold taxes from any distribution.

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By telephone
If you are authorized to perform telephone transactions (either through your Account Application or by subsequent arrangement in writing with the Funds), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Funds by telephone at 1-866-264-8783.  Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.  A signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

• that you correctly state the Fund account number;
• the name in which your account is registered;
• the Social Security or tax identification number under which the account is registered; or
• the address of the account holder, as stated in the account application form.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

By wire
To redeem shares by wire to a previously designated bank account, call the Funds at 1–866–264–8783 and specify the amount of money you wish to be wired.  Proceeds (less any applicable CDSC) will generally be wired on the next business day.  Your bank may charge a fee to receive wired funds.  The Transfer Agent will charge a reasonable nominal fee for outgoing wires.

Through the Internet
You may redeem shares through the Funds’ website at www.usamutuals.com.   Shareholders who wish to redeem shares online may do so on the Funds’ website with the assistance of the Transfer Agent via the chat function.  You may redeem up to $50,000.  Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Through a broker-dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Funds on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

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Payment of Redemption Proceeds to You
You may redeem the Funds’ shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order and before imposition of a commission on Class Z shares, if any.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Funds before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be wired to the bank you indicate or mailed on the following day to the address of record.  You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH network, provided your bank is a member.  Proceeds will generally be credited to your account within two business days.  There is no charge to have your payment send via ACH.  In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request.
When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:
▪	The name of the Fund you are investing in;
▪	The number of shares or dollar amount of shares to be redeemed;
▪	Signatures of all registered shareholders exactly as the shares are registered and a signature guarantee, when applicable; and
▪	The account number.

You may receive proceeds of your sale in a check, ACH, or federal wire transfer.  The Funds typically expect that it will take one to two days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests.  The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds.  These redemption methods will be used regularly and may also be used in unusual market conditions.

The Funds reserve the right to redeem in-kind as described under “Redemption-in-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders.  Redemptions in-kind are typically used during unusual market conditions.  The Vice Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.

In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request.  Please note, the Funds may delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Funds.

If you purchase shares using a check or an ACH payment and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase amount has cleared (usually within 15 calendar days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.

Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the SWP.  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated at any time by the Funds.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

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A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.

Redemption-in-Kind
The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.  These securities redeemed in kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Market Timing Trading Policy
Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to a Fund and its shareholders.  The Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short-term trading practices in the Funds (the “Market Timing Policy”).  Short-term or excessive trading into and out of the Funds may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of a Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies, increase brokerage, administrative, and other expenses and impact the Fund’s performance.  The Funds are currently using several methods to detect and deter market timing.  These methods include the use of broad authority to take discretionary action against market timers and against particular trades and selective monitoring of trade activity.

Each of these methods involves judgments that are inherently subjective, although the Funds and their service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Funds seek to take action that will detect and deter market timing, the Funds cannot represent that market timing can be completely eliminated.

In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect short-term or excessive trading.  However, the Funds will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, the Advisor and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  The Funds’ chief compliance officer monitors enforcement of the Funds’ policies regarding market timing.

Exchanging or Converting Shares

Exchanging Shares. Shareholders of record may exchange shares of a Fund for shares of any other fund in the USA Mutuals fund family on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Funds at any time upon sixty (60) days’ written notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures.  A minimum investment amount of $100 for retirement accounts and $2,000 for all other accounts is required when exchanging into either an existing account or a newly established account. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss depending on the length of time the shares are held, subject to certain limitations on the deductibility of losses. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application.  The exchange privilege is not available for Class Z shares.

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Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Funds or their shareholders.

Converting Shares.  Shareholders of the Vice Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.  Class C shares of the Vice Fund are only eligible for conversion if they are no longer subject to a CDSC.

An investor may directly or through his or her financial intermediary contact the Vice Fund to request a voluntary conversion between share classes of the Fund as described above.  You may be required to provide sufficient information to establish eligibility to convert to the new share class.  All permissible conversions will be made on the basis of the relevant NAV without the imposition of any sales load or other charge.  A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes.  The Fund may change, suspend or terminate this conversion feature at any time.

Call the Fund (toll-free) at 1–866–264–8783 to learn more about conversions of Vice Fund shares, or to obtain a prospectus or visit www.usamutuals.com.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;

•
reject any purchase or exchange request for any reason  (generally, a Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Funds’ minimum initial investment requirement (if, within thirty (30) days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares; however, the Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV); and

•	reject any purchase or redemption request that does not contain all required documentation.

Your broker-dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.

Closure of the Funds
The Advisor retains the right to close a Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Advisor may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

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Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1–866–264–8783 to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within thirty (30) days after receiving your request.  This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1–866–264–8783 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares

The Distributor
Compass Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Distributors, LLC, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Rule 12b-1 Plan
The Vice Fund has adopted a Rule 12b-1 Plan under the 1940 Act.  Under the Rule 12b-1 Plan, the Vice Fund pays the Distributor the following annual fees:

Share Class	12b-1 Fee
Investor	0.25%
Class A	0.50%
Class C	1.00%

The Board of Trustees has currently authorized an annual Rule 12b-1 fee for Class A shares of the Vice Fund of only 0.25% of the average daily net assets of the Vice Fund.  The Rule 12b-1 fee is used to finance activities that promote the sale of shares of the Vice Fund.  Such activities include, but are not necessarily limited to, advertising, marketing, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.  The Rule 12b-1 Plan has the effect of increasing the expenses of the shares of the Fund from what they would otherwise be.  Because these fees are paid out of the Vice Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Vice Fund and may cost you more than paying other types of sales charges.  The Institutional Class shares of the Vice Fund are not subject to the Rule 12b-1 Plan and do not have Rule 12b-1 fees.

Payments to Financial Intermediaries
The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Advisor, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.  An “omnibus account” is a single account in the Funds that contains the combined investment for all of a financial intermediary’s customers.  These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Funds via these omnibus accounts.  These payments, commonly known as “sub-transfer agency fees,” made by the Funds to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Funds to their transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Funds.

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The Advisor, out of its own resources and legitimate profits, and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Funds, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions

The Funds are designed to pay shareholder distributions from the Funds’ investment company taxable income and from any net capital gain the Funds have realized.  Shares will be eligible to receive distributions and will begin earning the right to distributions on the day after which the Funds receive payment and shares are issued.  The Funds make distributions of investment company taxable income semi-annually.  Net capital gain, if any, is distributed at least once a year.  If the day of distribution falls on a weekend or holiday on which the NYSE is closed, the distribution will be made on the next succeeding business day.  All of your distributions with respect to the Funds, however, will be reinvested in additional shares of the Funds unless you select another option on your New Account Application or request to receive your payments in cash after your account has been opened.  You may change your distribution option at any time in writing or by telephone.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the request.  If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your checks or if your checks remain uncashed for six months, your distributions may be reinvested in Fund shares at the then-current NAV.  In such case, all future distributions will automatically be reinvested in shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.  Distributions paid in cash or reinvested in additional shares are treated the same for federal income tax purposes.

If a Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a return of capital to shareholders.  A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in such Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold, exchanged or redeemed.  Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds.

Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income.  For non-corporate shareholders, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, report the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

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Distributions of the Funds’ net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8 percent.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of a Fund’s shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption, (including redemptions in-kind), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss, if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, exchanging or redeeming other shares of the Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when such shareholders subsequently sell or redeem those shares.  The Funds will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Funds for the preceding year will be annually reported to shareholders.  Distributions made by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

With regard to the Navigator Fund, exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on section 1256 contracts are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Navigator Fund intends to utilize primarily options that are section 1256 contracts.

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This section is not intended to be a full discussion of tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Financial Highlights

The financial highlights tables are based on the financial history of the Funds and are intended to help you understand the financial performance of the Funds for the fiscal periods shown below.  Certain information reflects the financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of Fund distributions).  The information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the financial statements of the Funds, is included in the Funds’ annual report to shareholders.  Please call 1–866–264–8783 for a free copy of the annual report.

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Vice Fund
Institutional Class Shares
The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Year	$28.74	$30.94	$29.30	$29.77
Income (loss) from investment operations:
Net investment income (2)	0.38	0.52	0.47	0.50
Net realized and unrealized gain (loss) on investments	4.64	2.92	1.57	(0.76	)(5)
Total from investment operations	5.02	3.44	2.04	(0.26)

Less distributions paid:
From net investment income	(0.37)	(0.55)	(0.40)	(0.21)
From net realized gain on investments	(0.71)	(5.09)	—	—

Total distributions	(1.08)	(5.64)	(0.40)	(0.21)

Net Asset Value, End of Year	$32.68	$28.74	$30.94	$29.30

Total Return	17.52%	12.47%	7.07%	(0.89)%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$12,152	$3,161	$123	$41
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.28%	1.27%	1.23%	1.19%
After waiver and expense reimbursement(3)	1.24%	1.24%	1.23%	1.19%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	1.17%	1.74%	1.58%	1.68%
After waiver and expense reimbursement(3)	1.21%	1.77%	1.58%	1.68%
Portfolio turnover rate(4)	19.53%	56.05%	58.27%	77.77%

(1)	The USA Mutuals Vice Fund Institutional Class shares commenced operations on April 1, 2014.
(2)	Calculated using the average shares outstanding method.
(3)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the Statement of Operations.

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Vice Fund
Investor Class Shares
The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$28.45	$30.64	$29.05	$29.40	$24.39
Income (loss) from investment operations:
Net investment income(1)	0.27	0.33	0.33	0.37	0.41
Net realized and unrealized gain (loss) on investments	4.61	3.00	1.61	(0.33)	4.91
Total from investment operations	4.88	3.33	1.94	0.04	5.32

Less distributions paid:
From net investment income	(0.31)	(0.43)	(0.35)	(0.40)	(0.31)
From net realized gain on investments	(0.71)	(5.09)	—	—	—

Total distributions	(1.02)	(5.52)	(0.35)	(0.40)	(0.31)

Paid-in capital from redemption fees	—	—	0.00 (2)	0.01	0.00	(2)

Net Asset Value, End of Year	$32.31	$28.45	$30.64	$29.05	$29.40

Total Return	17.24%	12.15%	6.79%	0.13%	22.12%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$189,274	$194,217	$187,344	$217,848	$248,982
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.53%	1.49%	1.48%	1.44%	1.47%
After waiver and expense reimbursement(3)	1.49%	1.49%	1.48%	1.44%	1.47%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.83%	1.08%	1.13%	1.27%	1.51%
After waiver and expense reimbursement(3)	0.87%	1.08%	1.13%	1.27%	1.51%
Portfolio turnover rate(4)	19.53%	56.05%	58.27%	77.77%	166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Less than one cent per share.
(3)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.24%.  The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016 to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Investor Class shares.  Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Investor Class shares.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Vice Fund
Class A Shares
The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$28.33	$30.52	$28.94	$29.30	$24.33
Income (loss) from investment operations:
Net investment income (1)	0.27	0.32	0.32	0.38	0.46
Net realized and unrealized gain (loss) on investments	4.60	3.00	1.62	(0.34)	4.85
Total from investment operations	4.87	3.32	1.94	0.04	5.31

Less distributions paid:
From net investment income	(0.31)	(0.42)	(0.36)	(0.40)	(0.34)
From net realized gain on investments	(0.71)	(5.09)	—	—	—

Total distributions	(1.02)	(5.51)	(0.36)	(0.40)	(0.34)

Paid-in capital from redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$32.18	$28.33	$30.52	$28.94	$29.30

Total Return(3)	17.27%	12.17%	6.79%	0.11%	22.10%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$16,664	$16,254	$18,219	$22,985	$20,626
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.53%	1.49%	1.48%	1.44%	1.47%
After waiver and expense reimbursement(4)	1.49%	1.49%	1.48%	1.44%	1.47%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.84%	1.07%	1.11%	1.30%	1.68%
After waiver and expense reimbursement(4)	0.88%	1.07%	1.11%	1.30%	1.68%
Portfolio turnover rate(5)	19.53%	56.05%	58.27%	77.77%	166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Less than one cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.24%.  The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016 to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.49% of average net assets of the Fund for Class A shares.  Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 1.85% of average net assets of the Fund for Class A shares.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Vice Fund
Class C Shares
The table below sets forth per share data for a share outstanding of the Fund throughout each year presented.

	Year Ended March 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$27.86	$30.00	$28.54	$28.97		$24.16
Income (loss) from investment operations:
Net investment income (1)	0.03	0.10	0.11	0.16		0.26
Net realized and unrealized gain (loss) on investments	4.52	2.94	1.58	(0.33	)(3)	4.80
Total from investment operations	4.55	3.04	1.69	(0.17)		5.06

Less distributions paid:
From net investment income	(0.14)	(0.09)	(0.23)	(0.26)		(0.25)
From net realized gain on investments	(0.71)	(5.09)	—	—		—

Total distributions	(0.85)	(5.18)	(0.23)	(0.26)		(0.25)

Paid-in capital from redemption fees	—	—	0.00 (3)	0.00	(3)	0.00 (3)

Net Asset Value, End of Year	$31.56	$27.86	$30.00	$28.54		$28.97

Total Return(4)	16.38%	11.32%	6.00%	(0.61)%		21.15%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$16,492	$16,715	$17,378	$20,092		$15,748
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	2.28%	2.24%	2.23%	2.19%		2.22%
After waiver and expense reimbursement(5)	2.24%	2.24%	2.23%	2.19%		2.22%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	0.08%	0.32%	0.38%	0.57%		0.94%
After waiver and expense reimbursement(5)	0.12%	0.32%	0.38%	0.57%		0.94%
Portfolio turnover rate(6)	19.53%	56.05%	58.27%	77.77%		166.95%

(1)	Calculated using the average shares outstanding method.
(2)	Due to the timing of capital share transactions, the per share amount of the net realized and unrealized loss on investments varies from the amounts shown in the Statement of Operations.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.24%.  The Advisor had contractually agreed, effective July 29, 2013 through July 31, 2016, to limit the Fund’s total annual fund operating expenses (exclusive of taxes, interest and dividends on short sales, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary expenses) to 2.24% of average net assets of the Fund for Class C shares.  Prior to July 29, 2013, the Advisor had contractually agreed to limit the Fund’s total annual fund operating expenses to 2.60% of average net assets of the Fund for Class C shares.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Navigator Fund
Institutional Class Shares
The table below sets forth per share data for a share outstanding of the Fund throughout the period presented.

Period Ended March 31, 2018(1)
Net Asset Value, Beginning of Period	$20.00
Income (loss) from investment operations:
Net investment loss	(0.07)(2)
Net realized and unrealized gain on investments	0.68
Total from investment operations	0.61

Less distributions paid:
From net realized gain on investments	(0.13)

Net Asset Value, End of Period	$20.48

Total Return	3.02%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$23,125
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	3.16%(5)
After waiver and expense reimbursement(3)	1.99%(5)
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(1.95)%(5)
After waiver and expense reimbursement(3)	(0.78)%(5)
Portfolio turnover rate	0.00%(4)

(1)	The Navigator Fund Institutional Class shares commenced operations on October 13, 2017.
(2)	Calculated using average shares outstanding method.
(3)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.99%.

(4)	Not annualized.
(5)	Annualized.

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WaveFront Fund
Institutional Class Shares
The table below sets forth per share data for a share outstanding of the Fund throughout the period presented.

Period Ended March 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)(2)
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.06

Less distributions paid:
From net realized gain on investments	(0.13)

Net Asset Value, End of Period	$9.93

Total Return	0.58%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$7,232
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	4.40%(5)
After waiver and expense reimbursement(3)	1.29%(5)
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(3.55)%(5)
After waiver and expense reimbursement(3)	(0.44)%(5)
Portfolio turnover rate	300.53%(4)

(1)	The WaveFront Fund Institutional Class shares commenced operations on October 16, 2017.
(2)	Calculated using the average shares outstanding method.
(3)
Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed effective through July 31, 2019, to waive its management fee and/or reimburse the Fund to ensure the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (excluding front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and class-specific expenses like distribution (12b-1) fees) do not exceed 1.29%.

(4)	Not annualized.
(5)	Annualized.

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Investment Advisor
USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

WaveFront Fund Investment Sub-Advisor
WaveFront Global Asset Management Corp.
36 Toronto Street, Suite 750
Toronto, Ontario M5J 2M4, Canada

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

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For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of the SAI and the annual and semi-annual reports, request other information, or make general inquiries about the Funds on the Funds’ website at www.usamutuals.com, by calling the Funds (toll-free) at 1–866–264–8783, or by writing to:

USA Mutuals Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
publicinfo@sec.gov
1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

1940 Act File No. 811-10319

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USA Mutuals Vice Fund
Institutional Class Shares (VICVX)
Investor Class Shares (VICEX)
Class A Shares (VICAX)
Class C Shares (VICCX)

USA Mutuals Navigator Fund
Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

USA Mutuals/WaveFront Hedged Quantamental
Opportunities Fund
Institutional Class Shares (QUANX)
Class Z Shares (not currently offered)

Statement of Additional Information
Dated July 27, 2018

This Statement of Additional Information (“SAI”) provides general information about the USA Mutuals Vice Fund (the “Vice Fund”), USA Mutuals Navigator Fund (the “Navigator Fund”) and USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (the “WaveFront Fund”) (each, a “Fund,” and collectively, the “Funds”) each a series of USA Mutuals.  This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus dated July 27, 2018, as supplemented and amended from time to time, which is incorporated herein by reference.  A copy of the Prospectus may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.usamutuals.com.

You should rely only on the information contained in this SAI and the Prospectus dated July 27, 2018.  USA Mutuals has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  The Funds’ audited financial statements and notes thereto for the fiscal year ended March 31, 2018 are incorporated herein by reference to the Funds’ 2018 annual report.  A copy of the annual report may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.usamutuals.com.

Phone: 1-866-264-8783	Series of USA Mutuals
Web:  www.usamutuals.com

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ORGANIZATION OF THE TRUST AND THE FUNDS
USA Mutuals (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on March 20, 2001.  The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes.  The Vice Fund is currently authorized to offer Institutional Class, Class A, Class C and Investor Class shares.  The Navigator Fund and WaveFront Fund are currently authorized to offer Institutional Class and Class Z shares.  Class Z shares of the Navigator Fund and WaveFront Fund are not currently offered for purchase.  The Trust may start more series and offer shares of a new fund or share class under the Trust at any time.  From inception to July 28, 2014, the Vice Fund was named the USA Mutuals Vice Fund.  On July 28, 2014, the Vice Fund’s name changed from USA Mutuals Vice Fund to USA Mutuals Barrier Fund.  Effective September 29, 2016, the Fund was renamed the USA Mutuals Vice Fund.  The Navigator Fund commenced operations as a mutual fund on October 13, 2017 and the WaveFront Fund commenced operations as a mutual fund on October 16, 2017.

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees of the Trust (the “Board of Trustees”) shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of a Fund’s outstanding shares, as required under Delaware law.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

With respect to the Funds, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Funds.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board of Trustees has the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected.  In the case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to any series or class are borne by that series or class.  Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated to one or more series of the Trust by or under the direction of the Board of Trustees in accordance with the Trust’s Bylaws.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of a Fund, the holders of shares of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

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USA Mutuals Advisors, Inc. (the “Advisor”) serves as the investment advisor to the Funds.  The Navigator Fund is the successor to the Goldman Navigator Fund, L.P., a limited partnership managed by Steven Goldman, the Navigator Fund’s portfolio manager, pursuant to a reorganization effective as of October 13, 2017.  The WaveFront Fund is the successor to BC Capital Investors, L.P., a limited partnership managed by WaveFront Global Asset Management Corp. (“WaveFront” or the “Sub-Advisor”), the WaveFront Fund’s sub-advisor, pursuant to a reorganization effective as of October 16, 2017.

Description of the Funds
Each Fund is an open-end, diversified investment company, or mutual fund.

The Vice Fund has an investment objective of long-term growth of capital.  The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies within industries that are likely to grow, in terms of revenue and earnings, independently of economic cycles.  The Fund seeks economically independent growth by investing in companies that are involved in the alcoholic beverages, defense/aerospace, gaming and tobacco industries.

The Navigator Fund has an investment objective of capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s 500® Index in bull markets, and less or negatively correlated in bear markets.

The WaveFront Fund has an investment objective of producing positive absolute returns while reducing exposure to general equity market risk.  The Fund is intended to provide an investment vehicle whose strategy offers an opportunity for real, positive, consistent and meaningful rates of return with lower levels of volatility.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS
The following discussion supplements the description of the Funds’ investment objectives and strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” in this SAI), the Funds’ investment objectives, investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Funds’ investment objectives.  While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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Diversification of Investments
The Funds are diversified under the 1940 Act.  Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer.  The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.  The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because each Fund is diversified, the Funds are less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

Sector/Industry Concentration – Vice Fund
The Vice Fund will concentrate at least 25% of its net assets in a group of vice industries (but no more than 80% of its net assets in any single industry) that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries, as identified in the Fund’s Prospectus.

To the extent that the Vice Fund concentrates its investments in an industry or sector, it may be subject to the risks affecting that sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry, more than would a more broadly diversified fund.  The following alphabetical list includes descriptions about the sectors or industries in which the Fund may invest.

Alcoholic Beverages and Tobacco Industries: Companies that manufacture wholesale or retail non-durable goods such as alcoholic beverage and tobacco products.  To the extent that the Vice Fund’s investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.  The performance of consumer products companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending.  Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

There is substantial litigation related to tobacco products in the United States and certain foreign jurisdictions, and damages claimed in some of the tobacco-related litigation range into the billions of dollars.  The present litigation environment is substantially uncertain, and it is possible that companies with exposure to the tobacco industries could be materially affected by an unfavorable outcome of pending litigation.  The tobacco industry faces significant governmental action aimed at reducing the incidence of smoking and seeking to hold tobacco companies responsible for the adverse health effects associated with both smoking and exposure to environmental tobacco smoke.  Governmental actions, combined with the diminishing social acceptance of smoking and private actions to restrict smoking, have resulted in reduced industry volume and may affect the performance of companies in the tobacco industry.

The success of alcoholic beverage companies depends on satisfying consumer tastes and preferences. Consumer preferences can change in unpredictable ways, and consumers may begin to prefer the products of competitors. In order to respond to changes in consumer preferences, alcoholic beverage companies may need to increase and enhance the marketing of existing products, change the pricing of existing products or introduce new products and services. Each response might affect financial results.  In addition, brewers and distilled spirits manufacturers have been sued in several courts regarding advertising practices and underage consumption, and are subject to extensive regulation at the federal, state and local levels.  Compliance with these laws and regulations can be costly.

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Defense/Aerospace Industry:  Companies engaged in the development, manufacture or sale of aerospace equipment and defense weapons.  Aerospace equipment may include companies involved in the development of gas turbine engines, multi-band filter and power amplifiers for airborne applications, aircraft electrical power distribution systems, airborne laser mine detection, helicopters, air-launched theater missile defense, unmanned aerial vehicles (UAV) and flight simulators.

Risk factors or challenges that face the industry include the fact that procurement cycles can be as long as ten years and the rate of growth in defense spending may soon slow down.  Some defense contractors are trading at discounts due to their exposure to aircraft and automobile manufacturing while many others face enormous underfunded pensions.  Finally, significant defense budget reductions internationally are shrinking the export opportunities for American defense companies.

Gaming Industry:  Companies in the gaming, casino and related industries are highly regulated, and state and Federal legislative changes can significantly impact the profitability of companies in those industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming-related companies may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes.

Equity Securities
Each Fund may invest in equity securities consistent with its investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Debt Securities,” below.

To the extent the Funds invest in the equity securities of small or medium-size companies, the Funds will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Derivatives
Buying Call and Put Options.  Each Fund may invest in call and put options as part of its overall portfolio management strategy.  Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.  By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

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Writing (Selling) Call and Put Options.  The Funds have the ability to write covered options on equity and debt securities and indices.  This means that a Fund will, through its custodian, deposit and maintain either cash or securities with a value equal to or greater than the exercise price of the option.

Covered call options give the holder the right to buy the underlying securities from a Fund at a stated exercise price.  A call option written by a Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.  The Funds may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Funds.  A Fund’s turnover may increase through the exercise of a call option.  This will generally occur if the value of a “covered” security increases, and a Fund has not entered into a closing purchase transaction.

As a writer of an option, a Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause a Fund to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to a Fund’s ability to close out the option it has written.

Call options may be written on portfolio securities, indices or foreign currencies.  With respect to securities and foreign currencies, the Funds may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since the Funds will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

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A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period.  When a Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, a Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, a Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to a Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option on the same securities as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date or both.  Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the investments.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.  Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options.  The Funds have the ability to engage in options transactions that trade on the OTC market to the same extent that they intend to engage in exchange traded options.  Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

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A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts.  The Funds have the ability to buy and sell stock index futures contracts traded on domestic futures exchanges to hedge the value of their portfolios against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Funds expect to liquidate their stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Funds will incur brokerage fees when they purchase and sell stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

The Vice Fund and WaveFront Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act (the “CEA”) and regulations of the Commodity Futures Trading Commission (“CFTC”)), do not exceed 5% of the liquidation value of a Fund, or if the aggregate net notional value of a Fund’s commodity positions does not exceed 100% of the liquidation value of the Fund.

Risks Associated With Options and Futures.  Although the Funds may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the value of their portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities appreciate, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund’s investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the value of a Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

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The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Often, futures purchased or sold by the Funds will be traded on foreign securities exchanges.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange.  The Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

As of the date of this SAI, the Advisor is not deemed to be a commodity pool operator (“CPO”) with respect to its service as an investment advisor to the Vice Fund. The Vice Fund does not invest in commodities, does not rely on any exemptions and is not subject to regulation by the CFTC.

As of the date of this SAI, the Advisor is deemed to be a CPO with respect to its services as an investment advisor to the Navigator Fund and the WaveFront Fund. The Navigator Fund, the WaveFront Fund and the Advisor are subject to regulation by the CFTC. The Predecessor Partnership to the Navigator Fund was previously registered with the NFA as a commodity pool and the Predecessor Partnership’s advisor was registered with the NFA as a CPO. The Sub-Advisor to the WaveFront Fund is also registered as a CPO and the Predecessor Partnership to the WaveFront Fund was not previously registered as a CPO or a commodity trading advisor.

Commodity Pool Operator - Navigator Fund and WaveFront Fund
The Navigator Fund and the WaveFront Fund are subject to regulation by the CFTC as commodity pools and the Advisor is subject to regulation by the CFTC as a CPO with respect to the Navigator Fund and the WaveFront Fund under the CEA.  The Advisor does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to those Funds.  The Advisor is registered with the NFA as a CPO.  As a result, the Advisor is subject to dual regulation by the CFTC and the SEC.  The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Navigator Fund and the WaveFront Fund by filing a notice with the NFA.  The Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

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Other Investment Companies and Exchange-Traded Funds (“ETFs”)
Each Fund may invest in shares of other investment companies, which may include ETFs and money market mutual funds in addition to other mutual funds.  A Fund’s investments in money market mutual funds may be used for cash management purposes, for temporary defensive purposes, and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act.  This limitation may prevent the Funds from allocating their investments in the manner the Advisor considers optimal.  Section 12(d)(1) of the 1940 Act precludes each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) the Funds have not offered or sold, and are not proposing to offer or sell their shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 5.25% (with respect to the Vice Fund’s Class A shares).

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.

As a shareholder of another investment company, a Fund bears, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses will be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations.

Exchange-Traded Funds
An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

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Real Estate Investment Trusts
As a non-principal investment strategy of the Funds, the Funds may invest in real estate investment trusts (“REITs”).  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  Equity REITs also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of a Fund’s investment in such REIT.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. At this time, REIT dividends that an investor effectively receives indirectly through a regulated investment company that owns interests in a REIT do not qualify for the 20% qualified business income deduction. As a result, it may be less advantageous for an investor to hold interests in a REIT indirectly through a regulated investment company than it would be for the taxpayer to directly invest in the underlying REIT.

Debt Securities
Each Fund may invest in debt securities, including debt securities convertible into common stock consistent with its investment objective and strategies.  Debt securities purchased by the Funds may consist of obligations of any rating.  Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of issuers of the securities to make principal and interest payments than would occur with securities rated in higher categories.  Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  The Funds may invest in high yield debt securities or “junk bonds” that are considered high risk.  Special tax considerations are associated with investing in high-yield securities structures such as zero coupon or “pay-in-kind” securities.  A Fund will report the accrued interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

U.S. Government and Agency Obligations
The Funds may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  See also “Mortgage-Backed and Asset-Backed Securities,” below.  In addition, U.S. Government obligations are subject to fluctuations in value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Municipal Securities – Vice Fund
Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these (“Municipal Securities”).  Even if the Fund earns income on its investments in Municipal Securities, it will not be able to make tax-exempt distributions unless at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of qualifying Municipal Securities.

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.

Municipal Securities in which the Fund may invest include, but are not limited to, the following: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. Government securities); and general obligation bonds secured by a municipality’s pledge of taxation.  There are no restrictions on the maturity of Municipal Securities in which the Fund may invest.  The Fund will seek to invest in Municipal Securities of such maturities as the Advisor believes will produce current income consistent with prudent investment and the Fund’s investment objective.

The Fund may also purchase some Municipal Securities with variable interest rates.  Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (e.g., every 30 days).  Many variable rate Municipal Securities are subject to payment of principal on demand, usually in not more than seven days.  If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor believes the security cannot be sold within seven days, the Advisor may consider the security to be illiquid.  Variable interest rates generally reduce changes in the value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed rate obligations.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting states or municipalities could affect the Fund’s portfolio.

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Mortgage-Backed and Asset-Backed Securities – Vice Fund
Residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”) are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.  The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments.  The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets.  In periods of falling interest rates, the rate of mortgage prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Vice Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities.  In calculating the average-weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.  There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA and are generally not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are generally not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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In September 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency at the direction of the U.S. Department of Treasury.  The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives will be successful.  The Dodd-Frank Wall Street Reform and Consumer Protection Act required the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships.  The study and recommendations have been submitted to Congress.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased.  There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  Investments in CMO certificates can expose a fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.  Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages).  For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Vice Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans.  Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

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Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Securities of Foreign Issuers
Each Fund may invest in securities of foreign issuers.  Investments in the securities of foreign issuers involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in the securities of foreign issuers relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on income earned on foreign securities, withholding taxes (generally nonrefundable) imposed by the United States on payments to certain foreign entities, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions, and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad.  Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.  Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments.  Foreign securities may be denominated in foreign currencies.  Therefore, the value in U.S. dollars of a Fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slowdowns of those partners could have a significant adverse effect upon the securities markets of such countries.

In June 2016, the United Kingdom voted to leave the European Union following a referendum referred to as “Brexit.”  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, market and economic outcomes are difficult to predict.

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A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency.  Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and in U.S. domiciled companies include:

•	information is less publicly available;
•	there is a lack of uniform financial accounting standards applicable to foreign companies;
•	market quotations are less readily available;
•	there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;
•	there is generally a lower foreign securities market volume;
•	it is likely that foreign securities may be less liquid and/or more volatile;
•	there are generally higher foreign brokerage commissions;
•	there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and
•	the mail service between countries may be unreliable.

Depositary Receipts – Navigator Fund and WaveFront Fund
The Navigator Fund and WaveFront Fund also may purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies.  These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded.  ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders.  In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  The Funds may invest in ADRs through both sponsored and unsponsored arrangements.  EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.  GDRs are receipts issued globally by banks or depositaries which evidence similar ownership arrangements.

Foreign Currency Transactions – Vice Fund
The Vice Fund may invest in foreign currency exchange transactions.  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payment, governmental intervention, speculation and other economic and political conditions.  Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

Emerging Market Countries – WaveFront Fund
The WaveFront Fund may also invest in emerging market countries or developing countries.  Emerging market countries include newly industrialized countries or countries in the beginning stages of development.  The Fund considers every country, with the exception of the United States, Canada, Japan, Australia, New Zealand, and most western European countries, to be emerging market countries or developing countries.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital, which could affect the liquidity of the securities.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.  Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

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Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the WaveFront Fund’s portfolio and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Master Limited Partnerships (“MLPs”) – WaveFront Fund
MLPs are formed as limited partnerships or limited liability companies under state law and are treated as partnerships for U.S. federal income tax purposes.  The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange.  An MLP typically issues general partner and limited partner interests.  The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP.  To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the “Code”).  These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.  The general partner may be structured as a private or publicly-traded corporation or other entity.  The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests.  The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

While most MLPs are currently subject to U.S. federal tax as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP.  Thus, if any MLP owned by the WaveFront Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues.  Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.  Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

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Initial Public Offerings (“IPOs”) – WaveFront Fund
IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPOs, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information.  As a result of this or other factors, the Sub-Advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the WaveFront Fund.  Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to the Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the WaveFront Fund’s performance if the Fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of the Fund’s assets as it increases in size and therefore have a more limited effect on the Fund’s performance.

There can be no assurance that IPOs will continue to be available for the WaveFront Fund to purchase.  The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear.  In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Commodities – WaveFront Fund
Exposure to the commodities markets may subject the WaveFront Fund to greater volatility than investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.  To qualify as a regulated investment company under Subchapter M of the Code, at least 90% of the Fund’s gross income for each taxable year must be derived from certain qualified sources.  Income derived from direct investments in many commodities investments generally will not constitute qualified income for purposes of meeting this 90% test.  However, income derived from certain indirect investments in commodities, such as investments in certain ETFs and ETNs, may constitute qualified income for purposes of meeting this 90% test.  If the Fund invests in commodities or other investments that may produce non-qualifying income, there can be no assurances that the Fund will satisfy all requirements to be treated as a regulated investment company.

Borrowings
The Funds may borrow funds to meet redemptions, for other emergency purposes or to increase their portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

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Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders will be reduced.  The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Funds creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the value of a Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Securities Lending
Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of a Fund’s total assets, including the collateral received to secure the securities loan and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  However, such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income.  While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Funds may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

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When-Issued Purchases, Delayed Delivery and Forward Commitments
The Funds may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, are taken into account when determining the net asset value of a Fund starting on the day a Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Short Sales
Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.  A Fund must borrow the security to deliver it to the buyer.  A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest that accrues on the security during the loan period.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions.

Short sales involve selling a security that a Fund borrows and does not own.  The Funds may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily. The Funds may engage in short sales if the Advisor anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

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Warrants
The Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price level of the underlying security.

Repurchase Agreements
The Funds may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of their net assets, the Funds may enter into repurchase agreements.  Under a repurchase agreement, the Funds agree to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds’ ability to sell the underlying securities.  The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Advisor or Sub-Advisor believes present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Funds’ obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Funds not within the control of the Funds, and therefore the realization by the Funds on the collateral may be automatically stayed.  Finally, it is possible that the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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Temporary Investments
Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies as noted above.  A Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in a Fund not achieving its investment objective during that period.

For longer periods of time, a Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, such Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover
Each Fund is actively managed and has no restrictions upon portfolio turnover.  A 100% annual portfolio turnover rate would be achieved if each security in a Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year.  Trading also may result in realization of taxable capital gains that would not otherwise be realized, thereby increasing the amount of distributions taxable to shareholders, some of which may be short-term capital gain taxable to shareholders at ordinary income rates.  The following are the portfolio turnover rates for the Funds for the fiscal periods ended March 31, 2018 and 2017:

Portfolio Turnover Rate For the Fiscal Periods Ended March 31,
	2018	2017
Vice Fund	19.53%	56.05%
Navigator Fund(1)	0.00%	N/A
WaveFront Fund(2)	300.53%	N/A
(1)	The Navigator Fund commenced operations on October 13, 2017.
(2)	The WaveFront Fund commenced operations on October 16, 2017.

Investment Limitations

Fundamental Investment Limitations
The Funds have adopted the following fundamental investment limitations.  The following restrictions for a Fund may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of the Fund’s outstanding voting shares or (ii) 67% or more of the Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

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1.
Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts that invest in real estate or interests therein.

2.
Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; or (iv) loan money to other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.
Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5.
Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6.	Invest in other investment companies except as permitted by the 1940 Act.

7.
Purchase or sell commodities unless acquired as a result of ownership of other securities or other instruments, except as permitted by the 1940 Act (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

Additionally, the Vice Fund may not:

1.
Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Vice Fund’s net assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Vice Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.  The Vice Fund will concentrate at least 25% of its net assets in a group of industries (but no more than 80% in any single industry) that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries, as identified in the Funds’ Prospectus.

Additionally, the Navigator Fund and the WaveFront Fund may not:

1.
Invest in the securities of any one industry if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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PORTFOLIO HOLDINGS INFORMATION
The Advisor and the Trust, on behalf of the Funds, have adopted portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the Funds’ portfolio investments.  These portfolio holdings disclosure policies have been approved by the Board of Trustees.  The Advisor and the Board of Trustees have also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, the Distributor or any other affiliated person of the Funds.  After due consideration, the Advisor and the Board of Trustees have determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the portfolio holdings disclosure policies.  The Board of Trustees has also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Funds’ portfolio holdings: (1) by overseeing the implementation and enforcement of the portfolio holdings disclosure policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Funds’ Chief Compliance Officer (“CCO”); (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these portfolio holdings disclosure policies.  The Board of Trustees reserves the right to amend the portfolio holdings disclosure policies at any time without prior notice in its sole discretion.

Disclosure of each  Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the SEC’s website at www.sec.gov.

To the extent the Funds’ service providers have access to information about the Funds’ portfolio holdings, they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings information.  Accordingly, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds’ service providers including, without limitation, the fund administrator, custodian, fund accounting agent, accountants and legal counsel.  Currently, within 10 calendar days of each month end, the Funds also provide their monthly portfolio holdings information to rating and ranking organizations, including Lipper, a Thomson Reuters company, Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or published on the Funds’ website.

In the event of a conflict between the interests of the Funds and the interests of the Advisor, or an affiliated person of the Advisor, the CCO shall make a determination in the best interests of the Funds, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In no event shall the Advisor, it affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the portfolio holdings disclosure policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

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MANAGEMENT OF THE FUNDS

Board of Trustees and Officers
The management and affairs of the Funds are supervised by the Board of Trustees.  The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Leadership Structure
The Board of Trustees is comprised of two Independent Trustees – Dr. Michael D. Akers and Mr. Gary A. Drska – and one Interested Trustee – Mr. Richard A. Sapio.  The Trust’s Chairman, Mr. Sapio, is an interested person of the Trust by virtue of the fact that he is the owner of Mutual Capital Alliance, Inc. (“Mutual Capital”) and Mutual Capital has majority ownership of the Advisor.  Dr. Akers is the Trust’s lead Independent Trustee and acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings and serves as chair during executive sessions of the Independent Trustees.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee and the Valuation Committee – which are discussed in greater detail under “Board Committees” below.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust and the nature of its business.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by the Trust’s officers, including the President/Treasurer, Secretary and CCO, who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds.  These reports include discussions of various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board and who participates in the Board’s regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s officers, regularly discusses risk issues affecting the Trust and the Funds during Board meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

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Trustees and Officers
The Trustees and officers of the Funds are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan Street Milwaukee, WI 53202 Age: 62	Independent Trustee	Indefinite Term; Since 2001	Professor, Department of Accounting, Marquette University (2004 -present); Chair, Department of Accounting, Marquette University (2004-2017).	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 60	Independent Trustee	Indefinite Term; Since 2001	Pilot, Frontier/Midwest Airlines (Airline Company) (1986-present).	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Interested Trustee and Officers
Richard A. Sapio* 615 E. Michigan Street Milwaukee, WI 53202 Age: 54	Interested Trustee and Chairperson	Indefinite Term; Since 2018	President, Mutual Capital Alliance, Inc. (1994 – present).	3	N/A
Michael N. Loukas Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Age: 44	President	Indefinite Term; Since 2016	President, USA Mutuals Advisors, Inc. (July 2016 - present); Managing Principal, WaveFront Capital Management, L.P. (2013 - July 2016); Head of Marketing, Evolution Realty Capital (2011-2013).	N/A	N/A

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Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Jordan Waldrep Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Age: 42	Treasurer	Indefinite Term; Since 2017
Treasurer, USA Mutuals Advisors, Inc. (September 2017–present); Portfolio Manager, USA Mutuals Advisors, Inc. (August 2017–present); Portfolio Manager for Blackfin Capital (March 2014–August 2017); Analyst & Trader for Hourglass Capital (June 2008–December 2013).

				N/A	N/A
Ann Marie Swanson Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Age: 52	Chief Compliance Officer	Indefinite Term; Since 2017
Director, Alaric Compliance Services (2015 - present); Vice President / Chief Compliance Officer, Thomas Partners Investment Management (2013-2015); Senior Vice President / Chief Compliance Officer, Aletheia Research and Management (2010-2013).

				N/A	N/A
Emily R. Enslow 615 E. Michigan Street Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013-present).	N/A	N/A
*	Mr. Sapio is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is the owner of Mutual Capital, which has majority ownership of the Advisor.

Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Funds.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as an Independent Trustee of the USA Mutuals Funds since 2001.  Dr. Akers has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001.  Dr. Akers has been a Professor of Accounting at Marquette University since 2004, was Chair of the Department of Accounting of Marquette University from 2004 to 2017, and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

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Gary A. Drska.  Mr. Drska has served as an Independent Trustee of the USA Mutuals Funds since 2001.  Mr. Drska has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001.  Mr. Drska has served as a pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Richard A. Sapio. Mr. Sapio has served as an Interested Trustee of the USA Mutuals Funds since 2018. Since 1994, Mr. Sapio has been the President of, and employed by, Mutual Capital Alliance, Inc., a Texas-based holding company.  Mutual Capital is in the business of purchasing and holding interests in private companies.

Trustee Ownership of Fund Shares
As of December 31, 2017, no Trustees or officers of the Funds beneficially owned shares of the Funds. Mr. Sapio became an Interested Trustee of the Trust on March 31, 2018.  As of December 31, 2017, Mr. Sapio owned over $100,000 in shares of the Vice Fund.

As of December 31, 2017, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Funds’ distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Funds nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ distributor or any of their affiliates.

Board Committees
The Board of Trustees has three standing committees as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended March 31, 2018, the Audit Committee met three times.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee.  The Nominating Committee will consider trustee nominees recommended by shareholders.  However, there are no policies in place regarding nominees recommended by shareholders.  During the fiscal year ended March 31, 2018, the Nominating Committee did not meet.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  This is required by each series of the Trust’s valuation policies when the full Board of Trustees is not in session.  The Valuation Committee meets as necessary when a price is not readily available.  During the fiscal year ended March 31, 2018, the Valuation Committee met ten times.  Dr. Akers and Mr. Loukas comprise the Valuation Committee.

Board Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $15,000 per year, $2,000 per in-person meeting attended, $500 for each telephonic meeting attended and $500 for each Valuation Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees and officers of the Trust receive no compensation for their services as such.  Neither the Trust nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Trust or Funds’ expenses.  The following table shows fees received by the Trustees for their services as such for the fiscal period ended March 31, 2018.

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	Aggregate Compensation Paid to Trustees
Name of Person/Position	Vice Fund	Navigator Fund	WaveFront Fund	Total Compensation from Funds Paid to Trustees
Richard A. Sapio, Chairperson and Interested Trustee	$0	$0	$0	$0
Dr. Michael D. Akers, Lead Independent Trustee	$20,584	$3,833	$3,833	$28,500
Gary A. Drska, Independent Trustee	$15,584	$3,833	$3,833	$23,500

Control Persons, Principal Shareholders and Management Ownership
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund.  As of June 30, 2018, there were no control persons of the Funds, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Funds.  As of June 30, 2018, the following shareholders were known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a Fund:

Vice Fund - Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	56.68%	Record	Wells Fargo Advisors, LLC	DE
LPL Financial 4707 Executive Drive San Diego, CA 92121	24.36%	Record	N/A	N/A

Vice Fund - Investor Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	21.23%	Record	N/A	N/A
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.11%	Record	N/A	N/A

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Vice Fund - Investor Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
TD Ameritrade Inc. 200 South 108th Avenue Omaha, NE 68103	13.09%	Record	N/A	N/A

Vice Fund - Class A Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
LPL Financial 4707 Executive Drive San Diego, CA 92121-1968	17.78%	Record	N/A	N/A
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	16.06%	Record	N/A	N/A
American Enterprise Investor Services 707 2nd Avenue South Minneapolis, MN 55402-2405	13.79%	Record	N/A	N/A
Raymond James & Associates, Inc. 3050 Peachtree Road NW, Suite 600 Atlanta, GA 30305-2206	12.37%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	12.20%	Record	N/A	N/A
Stifel Nicolaus & Co. Inc. 501 North Broadway St. Louis, MO 63102-2188	6.20%	Record	N/A	N/A

Vice Fund - Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	28.53%	Record	Wells Fargo Advisors, LLC	DE
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	8.94%	Record	N/A	N/A
American Enterprise Investor Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.74%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.40%	Record	N/A	N/A

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Vice Fund - Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.33%	Record	N/A	N/A

Navigator Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pony Master LLC 404 Washington Avenue, Suite 810 Miami Beach, FL 33139-6600	24.99%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	17.40%	Record	N/A	N/A
Millennium Trust Co. LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523-1890	9.70%	Record	N/A	N/A
Steven Goldman & Amy Goldman c/o USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201	8.78%	Beneficial	N/A	N/A
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.57%	Record	N/A	N/A

WaveFront Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	54.47%	Record	Fidelity Global Brokerage Group, Inc.	DE
NTC & CO. PO BOX 173859 Denver, CO 80217-3859	17.91%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	13.82%	Record	N/A	N/A
Stephen M. Fisher c/o USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201	8.16%	Beneficial	N/A	N/A

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Investment Advisor
The Advisor, located at 700 North Pearl Street, Suite 900, Dallas Texas 75201, is a Texas corporation that serves as the investment advisor to the Funds.  The Advisor is an SEC-registered investment advisor.  With respect to the Navigator Fund and the WaveFront Fund, the Advisor has also registered as a CPO with the NFA in accordance with regulations adopted by the CFTC under the CEA.  The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.).  Mutual Capital Alliance, Inc. is an investment holding company founded in March 1994.

Under the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Agreement”), the Advisor serves as the investment advisor to the Funds, and supervises the management of the Funds’ investments and business affairs, subject to the oversight and review of the Board of Trustees.  For its services, the Advisor is entitled to an annual advisory fee of 0.95% of the daily net assets for the Vice Fund, 1.75% of the daily net assets for the Navigator Fund and 1.25% of the daily net assets for the WaveFront Fund.  The advisory fee is payable to the Advisor monthly based on the daily net assets of each Fund for the month involved.  In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Funds with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities.  These services are provided without reimbursement by the Funds for any costs incurred.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor has contractually agreed to waive its management fee and/or reimburse the Funds to ensure that the total annual operating expenses for the Funds, as a percentage of each Fund’s average daily net assets (not including “Excluded Expenses” as discussed in the Funds’ Prospectus), are limited to 1.24% for the Vice Fund, 1.99% for the Navigator Fund and 1.29% for the WaveFront Fund.

This agreement is in effect through at least July 31, 2019.  Under the expense agreement, the Advisor may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursements will not cause a Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

For the fiscal periods indicated below, the Funds paid the following advisory fees to the Advisor:

Vice Fund
Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment/Waiver
March 31, 2018	$2,232,063	($85,716)	$2,146,347
March 31, 2017	$2,165,782	($11,092)	$2,154,690
March 31, 2016	$2,155,705	$0	$2,155,705

Navigator Fund
Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment/Waiver
March 31, 2018*	$172,160	($114,631)	$57,529
* The Navigator Fund commenced operations on October 13, 2017.

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WaveFront Fund
Fiscal Period Ended*	Advisory Fee	Recoupment / (Waiver and Reimbursement)	Advisory Fee After Recoupment/Waiver and Reimbursement
March 31, 2018*	$51,642	($128,394)	$0
* The WaveFront Fund commenced operations on October 16, 2017.

Sub-Advisor to the WaveFront Fund
WaveFront Global Asset Management Corp., located at 36 Toronto Street, Suite 750, Toronto, Ontario M5J 2M4, Canada, is the sub-advisor to the WaveFront Fund.  The Sub-Advisor is an SEC-registered investment advisor and Canadian corporation and is majority owned by Koloshuk Farugia Corporation, a private company.  The Sub-Advisor is an investment management firm serving institutional and individual investors globally.  It is the Advisor’s responsibility to select a Sub-Advisor for the Fund and to review the Sub-Advisor’s performance.

The Advisor provides investment management evaluation services by performing initial due diligence on the Sub-Advisor and thereafter monitoring the Sub-Advisor’s performance for compliance with the WaveFront Fund’s investment objective and strategies, as well as adherence to its investment style.  The Advisor also conducts performance evaluations through in-person, telephonic and written consultations.  In evaluating the Sub-Advisor, the Advisor considers, among other factors: its level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Advisor has the responsibility for communicating performance expectations and evaluations to the Sub-Advisor and ultimately recommending to the Board of Trustees whether the sub-advisory agreement should be renewed, modified or terminated.

The Advisor has entered into a sub-advisory agreement with the Sub-Advisor and the Advisor will pay the Sub-Advisor monthly, an annual fee of 0.625% based upon the average daily net assets of the WaveFront Fund, which the Advisor will pay out of the advisory fee paid to the Advisor from the Fund.  In determining the compensation structure for the Sub-Advisor, the Advisor employs the following general criteria: (i) the type of asset class managed by the Sub-Advisor; (ii) the current market rate; and (iii) the anticipated asset flow for the Fund.  The Fund is not responsible for the payment of the sub-advisory fees.

The Advisor is also responsible for conducting all operations of the WaveFront Fund, except those operations contracted to the Sub-Advisor, the Fund’s custodian, the Fund’s administrator or the Fund’s transfer agent.  Although the Sub-Advisor’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees nor the officers nor the Advisor evaluate the investment merits of the Sub-Advisor’s individual security selections.  The Sub-Advisor has discretion to purchase, manage and sell portfolio securities for the Fund’s investment portfolio, subject to the Fund’s investment objective, policies and limitations.  The Fund’s portfolio is managed by portfolio managers as discussed in the Fund’s Prospectus and below.

Portfolio Managers
Mr. Jordan Waldrep serves as the portfolio manager of the Vice Fund and co-portfolio manager of the Navigator Fund. Mr. Steven Goldman serves as senior portfolio manager of the Navigator Fund and Mr. Roland Austrup, Mr. Ryan Butz, Mr. Mark Adams and Mr. John Lukovich are the portfolio managers of the WaveFront Fund (the “Portfolio Managers”). The Portfolio Managers are responsible for the portfolio management of and investment research for the Funds.

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Other Accounts Managed by the Portfolio Managers
The following provides information regarding other accounts managed by the Portfolio Managers as of March 31, 2018:

Vice Fund
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Jordan Waldrep
Other Registered Investment Companies	1	$25 million	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

Navigator Fund
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Steven Goldman
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	31	$55 million	31	$55 million

Jordan Waldrep
Other Registered Investment Companies	1	$235 million	$0	$0
Other Pooled Investment Vehicles	0	$0	$0	$0
Other Accounts	0	$0	$0	$0

WaveFront Fund
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Roland Austrup
Other Registered Investment Companies	1	$26 million	1	$26 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$502.1 million	2	$1.8 million

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Ryan Butz
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$10 million	1	$10 million
Other Accounts	0	$0	0	$0

Mark Adams
Other Registered Investment Companies	1	$26 million	1	$26 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$502.1 million	2	$1.8 million

John Lukovich
Other Registered Investment Companies	1	$26 million	1	$26 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$502.1 million	2	$1.8 million

Potential Conflicts of Interest by the Portfolio Managers
Where conflicts of interest arise between the Funds and other accounts managed by the Portfolio Managers, the Portfolio Managers will proceed in a manner that ensures that the Funds will not be treated materially less favorably.  The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds.  A potential conflict of interest could also arise from a Portfolio Manager receiving performance-based fees from other accounts and not receiving a performance-based fee from a Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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Potential Conflicts of Interest – Advisor and Sub-Advisor – WaveFront Fund
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, a Portfolio Manager who manages multiple accounts may be presented with the following potential conflicts:

•
The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and the accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his/her time and investment ideas across multiple funds and accounts.

•
With respect to securities transactions for the WaveFront Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•
The appearance of a conflict of interest may arise where the Sub-Advisor has an incentive, such as a performance-based management fee.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the WaveFront Fund’s code of ethics will adequately address such conflicts.  One of a Portfolio Manager’s numerous responsibilities is to assist in the sale of Fund shares.  Because a Portfolio Manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•
Although a Portfolio Manager generally does not trade securities in his or her own personal account, the WaveFront Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Sub-Advisor and the WaveFront Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Managers’ Compensation
The Portfolio Manager of the Vice Fund is paid a fixed salary with increases based on the Fund’s net assets, a fixed bonus not based on Fund performance and a fixed retirement plan. The Portfolio Managers of the Navigator Fund are compensated by the Advisor from the advisory fee. The senior portfolio manager, Mr. Goldman, receives a salary and a bonus based on the Navigator Fund’s pre-tax performance, based on the value of the assets in the Fund’s portfolio. The Portfolio Managers of the WaveFront Fund are compensated through the Sub-Advisor’s management fee and receive a fixed salary.

Ownership of Fund Shares by the Portfolio Managers
As of March 31, 2018, the Portfolio Managers beneficially owned shares of the Funds as follows:

Vice Fund
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jordan Waldrep	$10,001 - $50,000

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Navigator Fund
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Goldman	Over $1,000,000
Jordan Waldrep	$1-$10,000

WaveFront Fund
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Roland Austrup	None
Ryan Butz	None
Mark Adams	None
John Lukovich	None

DISTRIBUTION OF FUND SHARES

Distributor
Compass Distributors, LLC (a wholly-owned subsidiary of Foreside Distributors, LLC) (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), among the Trust, the Advisor and the Distributor effective May 31, 2018.  The Distribution Agreement was initially approved by the Board of Trustees on February 23, 2018.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  The Distributor is compensated by the Advisor, not the Funds, except to the extent allowed under the Rule 12b-1 Plan, as discussed below.

For the fiscal years indicated below, Quasar Distributors, LLC, the Funds’ prior distributor, received the following underwriting commissions for Class A shares of the Vice Fund:

Underwriting Commissions Paid During Fiscal Years Ended March 31,
2018	2017	2016
$16,143	$14,452	$13,967

For the fiscal years indicated below, Quasar Distributors, LLC, the Funds’ prior distributor, retained the following underwriting commissions for Class A shares of the Vice Fund:

Underwriting Commissions Retained During Fiscal Years Ended March 31,
2018	2017	2016
$15,291	$30,313	$10,181

Neither the Distributor nor the Funds’ former distributor received underwriting commissions for the Institutional Class, Investor Class and Class C shares of the Vice Fund, or Institutional or Class Z shares of the Navigator Fund and the WaveFront Fund, during the fiscal year ended March 31, 2018.

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12b-1 Distribution Plan
The Vice Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Plan”).  Under the Plan, the Fund may pay an annual fee to the Distributor for distribution services up to 0.25% of the Fund’s average daily net assets for the Investor Class shares, 0.50% of the Fund’s average daily net assets for the Class A shares, and 1.00% of the Fund’s average daily net assets for the Class C shares.  However, the Board of Trustees has currently authorized an annual Rule 12b-1 fee for the Fund’s Class A shares of only 0.25% of the average daily net assets of the Fund.  Institutional Class shares of the Fund are not subject to the Plan and do not pay Rule 12b-1 fees.  Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board of Trustees.  Such activities typically include: advertising; marketing; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor.  However, in no event may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Fund’s expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses that are incurred, that the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Trustees, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Institutional Class shares of the Vice Fund are not subject to the Plan and do not pay Rule 12b-1 fees.  The table below shows the amount of 12b-1 fees incurred and the allocation of such fees by the Fund’s Investor Class, Class A and Class C shares for the fiscal year ended March 31, 2018.

Actual Rule 12b-1 Expenditures Incurred During the Fiscal Year Ended March 31, 2018
	Total Dollars Allocated
	Investor Class Shares	Class A Shares	Class C Shares
Advertising/Marketing	$7,857	$671	$2,749
Printing/Postage	$0	$0	$0
Payment to Distributor	$0	$0	$0
Payment to dealers	$472,073	$40,344	$140,861
Compensation to sales personnel	$0	$0	$0
Other	$0	$0	$24,344
Total	$479,930	$41,015	$167,954

Service Providers
The Trust has entered into a series of agreements whereby certain parties will provide various services to the Funds.

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U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and acts as transfer agent and dividend disbursing agent to the Funds.  USBFS is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing distributions declared by the Funds, day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Trust’s registration statement under federal and state securities laws.

U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS, is the custodian of the assets of the Funds pursuant to an amended and restated custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Pursuant to an Amended and Restated Fund Administration Servicing Agreement and an Amended and Restated Fund Accounting Servicing Agreement, each between USBFS and the Trust dated July 24, 2012, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Funds’ expense accruals and performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.  Pursuant to the Amended and Restated Fund Administration Servicing Agreement, USBFS is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $75,000 per Fund.

For the fiscal periods ended March 31, 2018, 2017 and 2016, the following administrative fees were paid by the Funds:

	Administration Fees Paid During Fiscal Periods Ended March 31,
	2018*	2017	2016
Vice Fund	$264,988	$259,615	$254,035
Navigator Fund	$12,417	N/A	N/A
WaveFront Fund	$6,707	N/A	N/A
* The Navigator Fund and the WaveFront Fund commenced operations on October 13, 2017 and October 16, 2017, respectively.

CODE OF ETHICS
The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Codes”) that govern the conduct of all employees and other supervised persons of the Trust, the Advisor, the Sub-Advisor and the Distributor.  The Codes recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests.  The Codes address compliance with federal securities laws, personal trading and reporting requirements.

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Personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds.  Additionally, among other things, the Codes require: pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Funds; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings and limited (private placement) offerings.  Violations of the Codes are subject to review by the Board of Trustees and may result in severe penalties.

PROXY VOTING GUIDELINES
The Board of Trustees has adopted proxy voting procedures that delegate to the Advisor and the WaveFront Fund’s Sub-Advisor the authority to vote proxies, subject to the supervision of the Board of Trustees.  In addition, the Board of Trustees authorized the Advisor to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf.  The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of the Advisor and/or Sub-Advisor and the Funds with regard to a proxy vote, a majority of the Independent Trustees will be responsible for resolving the conflict.  The Advisor and/or Sub-Advisor, subject to oversight by the Board of Trustees, seek to ensure that all voting decisions, particularly those that may involve a potential conflict of interest with the Funds’ principal underwriter or any affiliated person of the Funds, are made consistent with the Advisor’s fiduciary duty to the Funds and their shareholders.

The Advisor and/or Sub-Advisor vote proxies in a manner designed to maximize the value of a Fund’s investment.  The Advisor and/or Sub-Advisor generally vote in accordance with management’s recommendations.  If the Advisor and/or Sub-Advisor believe management is not acting on behalf of the best interests of a Fund and its shareholders, the Advisor and/or Sub-Advisor will not vote with management.  When voting, the following factors are taken into consideration:

•	the period of time over which the voting shares are expected to be held;

•	the size of the position;

•	the costs involved in the proxy proposal;

•	the existing governance documents of the affected company; and

•	the affected company’s management and operations.

The Board of Trustees has approved the Advisor’s and Sub-Advisor’s proxy voting policies and will monitor the implementation of these policies to ensure that the Advisor’s and Sub-Advisor’s voting decisions:

•	are consistent with the Advisor’s and Sub-Advisor’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with the Funds’ investment objectives and policies.

For investments made by the Funds in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Funds must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-264-8783 and by accessing the SEC’s website at www.sec.gov.  The Funds will send a description of the proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

VALUATION OF SHARES
Shares of the Funds are sold on a continuous basis at the NAV per share next computed, plus any applicable sales charges (before imposition of a commission, if any, on Class Z shares), following acceptance of an order by the Funds.  A Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Funds’ securities that the Funds’ NAV might be materially affected.  For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Funds’ Prospectus.

PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in the Prospectus.  Transactions of the Funds are priced at the applicable price next calculated after receipt of an order.  In order to purchase shares of the Funds, you must invest the initial minimum investment, which ordinarily must be at least $100 for retirement accounts and $2,000 for other types of accounts.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) accounts or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing an order with the Funds.

The Funds reserve the right in their sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of a Fund or its shareholders or could adversely affect a Fund or its operations.  The policy applies to any person or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading.  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

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Class A Shares (Vice Fund).  You can buy Class A shares of the Vice Fund at the public offering price, which is the NAV plus an up-front sales charge.  The minimum initial amount of investment for Class A shares of the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of distributions.  Class A shares are subject to a Rule 12b-1 fee of up to 0.50%, which is lower than the Rule 12b-1 fee for Class C shares.  However, the Board of Trustees has currently authorized a Rule 12b-1 fee of only 0.25% for Class A shares.

The up-front Class A sales charge and the commissions paid to dealers for the Fund is calculated as follows:

When you invest this amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested(1)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - but less than $100,000	4.75%	4.99%	4.00%
$100,000 – but less than $250,000	4.00%	4.17%	3.25%
$250,000 – but less than $500,000	3.00%	3.09%	2.50%
$500,000 – but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(2)	0.00%	0.00%	1.00%(3)
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 18 months of the purchase.  If imposed, the CDSC is based on the NAV of the shares at the time of purchase.

(3)	The Advisor may pay a commission up to 1.00% out of its own resources to financial intermediaries who initiate and are responsible for the purchase of shares of $1 million or more.

The Distributor may, at its discretion, offset the compensation owed to the Distributor for its services with the underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives.  The Distributor may also reimburse the Advisor, its affiliates or other dealers for distribution-related expenses they incur from the underwriter concessions at its discretion.

The offering price for Class A shares includes the relevant sales charge.  The commission paid to the Distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares.  Normally, reallowances are paid as indicated in the above table.

Class A Sales Charge Waivers:  The Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) to certain categories of investors, including:

•	the Advisor or its employees and affiliates, and investment advisory clients or investors referred by the Advisor or its affiliates for purchases direct with the Fund;
•
officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

•
employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor;

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•	fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;
•	broker-dealers who have entered into selling agreements with the Fund’s distributor for their own accounts; and
•	no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Additional information is available by calling 1-866-264-8783.  To receive a reduction in or waiver of your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial advisor or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced or waived sales charge.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Fund’s website at www.usamutuals.com.

Redemption-In-Kind
The Funds do not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount.   Under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets.  In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Assets of the Funds are invested by the Advisor and the WaveFront Fund’s Sub-Advisor in a manner consistent with their investment objectives, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, the Advisor and Sub-Advisor, as applicable, are responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.  The Funds may purchase shares of other investment companies or mutual funds (an “underlying fund”) that charge a sales load or redemption fee.  A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Funds) redeeming shares of such fund within a certain period of time (such as one year).  The fee is payable to the underlying fund.  Accordingly, if a Fund was to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.

To the extent that the Funds invest in shares of other mutual funds, the Funds will not pay any commissions for purchases and sales.  A Fund, however, will bear a portion of the commissions paid by the underlying funds in which it invests in connection with the purchase and sale of portfolio securities.

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In connection with its duties to arrange for the purchase and sale of portfolio securities other than investment companies, the Advisor and/or Sub-Advisor will select broker-dealers, to the extent necessary, who will, in the Advisor or Sub-Advisor’s judgment, implement the Funds’ policy to achieve best qualitative execution.  The Advisor and/or Sub-Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor and/or Sub-Advisor are authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question.  Further, the Advisor and/or Sub-Advisor need not pay the lowest spread or commission available if the Advisor and/or Sub-Advisor determine in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor and/or Sub-Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Advisor and/or Sub-Advisor are authorized in making such allocation, to consider whether a broker-dealer has provided research services.

Research obtained using Fund commissions may be in written form or through direct contact with individuals.  Such research may include, but is not necessarily limited to: quotations on portfolio securities and information on particular issuers and industries; other financial, news and other data relating to specific issuers or industries; data relating to general market, economic or institutional activities; comparisons of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available, and similar information.  Further, the aforementioned research may be provided through the use of third-party information services, such as electronic information platforms and recognized mutual fund statistical services.  The Funds recognize that such research services may or may not be useful to the Funds or other accounts of the Advisor and/or Sub-Advisor, and that such research received by such other accounts may or may not be useful to the Funds.

The Advisor and/or Sub-Advisor will cause the Funds to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor and/or Sub-Advisor determine that a better price or execution may be obtained by paying such commissions.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder.  These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund’s assets that may be invested in a particular issue.  The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.

The same security may be suitable for a Fund or another portfolio series of the Trust, or another account managed by the Advisor and/or Sub-Advisor.  If and when a Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated in advance and then as to price and amount in accordance with arrangements equitable to the Fund and the other account.  The simultaneous purchase or sale of the same securities by a Fund and other account may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable or able to be sold by a Fund.

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The Board of Trustees will review quarterly the Advisor’s and Sub-Advisor’s performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Funds are reasonable in relation to the benefits received by the Funds taking into account the competitive practices in the industry.

The following table shows the aggregate amount of brokerage commissions paid by the Funds for the fiscal periods ended March 31, 2018, 2017 and 2016.

	Brokerage Commissions Paid During Fiscal Periods Ended March 31,
	2018(1)	2017	2016
Vice Fund	$146,224	$370,034(2)	$271,283
Navigator Fund	$1,961	N/A	N/A
WaveFront Fund	$15,066	N/A	N/A

(1)	The Navigator Fund and the WaveFront Fund commenced operations on October 13, 2017 and October 16, 2017, respectively.
(2)
The increase in the Vice Fund’s brokerage commissions from 2016 to 2017 is attributable to increased options trading; the Vice Fund’s brokerage commissions dropped from 2017 to 2018 due to the implementation of a lower turnover trading strategy applied to the Fund.

The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year.  The Funds did not acquire securities of their regular brokers or dealers or their parents during the fiscal year ended March 31, 2018.

The Funds are also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds.  The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal period ended March 31, 2018:

	Commissions	Transactions
Vice Fund	$26,927	$44,598,416
Navigator Fund*	$0	$0
WaveFront Fund*	$0	$0
* The Navigator Fund and the WaveFront Fund commenced operations on October 13, 2017 and October 16, 2017, respectively.

FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here are not intended as substitutes for careful tax planning. You should consult your personal tax advisor to determine the consequences of foreign, state and local taxes and for a more detailed assessment of federal income tax consequences for your particular circumstances.

Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds.

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The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward and to use these carryforwards to offset future realized capital gains.  At March 31, 2018, the Funds did not have any capital loss carryforwards and the Vice Fund deferred, on a tax basis, post-October losses of $1,203,052.

Any capital losses realized by a Fund in the current or future taxable years may be carried forward indefinitely and will generally retain their character as short-term or long-term.

Distributions of Investment Company Taxable Income
Each Fund receives income generally in the form of dividends, interest, net short-term capital gain, and net gain from foreign currency transactions.  This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s “investment company taxable income” from which distributions may be paid to you.  If you are an investor subject to income taxes, any distributions by the Funds from such income (other than amounts reported as qualified dividend income) will be taxable to you at ordinary income tax rates, whether you receive them in cash or reinvest them in additional Fund shares.  For non-corporate shareholders, distributions of investment company taxable income attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by the shareholder.  For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, reports the amount as eligible for deduction, and the shareholder meets certain holding period requirements.  To the extent distributions of investment company taxable income include net short-term capital gain, such distributions cannot be offset by a shareholder’s capital losses from other sources.

Distributions of Net Capital Gain
A Fund may realize capital gains or losses in connection with sales or other dispositions of securities, whether actual or deemed.  Net short-term capital gain, if any, will be distributed as investment company taxable income which is taxable to shareholders at ordinary income rates.  Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to non-corporate shareholders as long-term capital gain, regardless of how long such shareholders have held their shares in a Fund.  Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.  Distributions of net capital gain are not eligible for qualified dividend income treatment for non-corporate shareholders or the dividends-received deduction for corporate shareholders.

WaveFront Fund - The WaveFront Fund is the successor to the portfolio of the BC Capital Investors, L.P., and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the BC Capital Investors, L.P.  Shareholders should be aware that as the Fund sells portfolio securities that were acquired from the BC Capital Investors, L.P., any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes.  Accordingly, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the BC Capital Investors, L.P.

Information on the Amount and Tax Character of Distributions
The Funds will report to you the amount and character of Fund distributions at the time they are paid, and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year.  If you purchase Fund shares shortly before the Funds pay a distribution, you may receive an amount of investment company taxable income or net capital gain that is not equal to the actual amount of such income or net capital gain earned during the period of your investment in the Funds.

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Election to be Taxed as a Regulated Investment Company
Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code.  As regulated investment companies, the Funds generally pay no federal income tax on the investment company taxable income and net capital gain they distribute to you.  However, a Fund can give no assurances that it will qualify or continue to qualify as a regulated investment company.  If a Fund fails to qualify as a regulated investment company and does not obtain relief from such failure, then it would be taxed as a regular corporation.  The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.  In such case, such Fund would be subject to federal, and possibly state, corporate taxes on the Fund’s taxable income and gain, and any distributions to you would generally be taxed as dividend income to the extent of such Fund’s earnings and profits.

Excise Tax Distribution Requirements
To avoid the imposition of federal excise taxes at the Fund level, each Fund must distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period generally ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received on December 31) but can give no assurances that Fund distributions will be sufficient to eliminate all taxes at the Fund level.

Medicare Tax Imposed on Certain Income
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Redemption of Fund Shares
Sales, exchanges or redemptions (including redemptions-in-kind) of Fund shares are taxable transactions for federal income tax purposes.  If you sell, exchange or redeem your Fund shares, you will generally realize a taxable capital gain or loss.  Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Any loss incurred on a sale, exchange or redemption of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to those shares.  All or a portion of any loss that you realize upon the sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Funds (through reinvestment of distributions or otherwise) within 30 days before or after your sale, exchange or redemption.  Any loss disallowed under these rules will be added to your tax basis in the newly acquired shares.

U.S. Government Securities
States generally grant tax-free status to distributions paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income earned on investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment at the state level.  The rules on exclusion of this income are generally different for corporate shareholders.

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Dividends-Received Deduction for Corporations
For corporate shareholders, the Funds anticipate that a portion of the distributions of investment company taxable income will qualify for the dividends-received deduction.  Corporate shareholders may be allowed to deduct these distributions, thereby reducing the tax that they would otherwise be required to pay on such distributions.  The dividends-received deduction will be available only with respect to distributions designated by the Funds as eligible for such treatment.

Investment in Complex Securities
The Funds may invest in complex securities that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, as long- or short-term capital gain, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax on income from certain foreign securities.  These rules could therefore affect the amount, timing or character of Fund distributions.

Tax Withholding
Except in cases of certain exempt shareholders, if (i) a shareholder does not furnish a Fund with a correct Social Security number or Taxpayer Identification Number and certain certifications, or (ii) the Funds receives notification from the IRS requiring backup withholding, federal law requires the Funds to withhold federal income tax from the shareholder’s distributions and redemption proceeds.  For non-U.S. investors (shareholders who, as to the U.S., are non-resident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships), a withholding at a flat rate (currently 30%) generally applies on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S., subject to the exceptions described below for net capital gain.  This rate may be lower under the terms of a tax convention.  For non-U.S. investors, a Fund’s distributions of net capital gain are generally not subject to U.S. withholding tax, provided that this exception does not apply to nonresident alien individuals present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Funds that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Funds and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

COST BASIS REPORTING
The Funds are required to report to certain shareholders and the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

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The cost basis of a share is generally its purchase price, adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing NAVs.  If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

COUNSEL
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Funds’ Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm of the Trust.  As such, it is responsible for auditing the financial statements of the Funds.

FINANCIAL STATEMENTS
The Funds’ audited financial statements and notes thereto are incorporated by reference to the Funds’ annual report for the fiscal period ended March 31, 2018, as filed with the SEC on June 5, 2018.

Navigator Fund
The Goldman Navigator Fund, L.P.’s unaudited financial statement and statement of operations for the period ended May 31, 2017 and the audited financial statements for the years ended December 31, 2014, December 31, 2015 and December 31, 2016 are included below.

The information for the period ended December 31, 2016, has been audited by Arthur F. Bell, Jr. & Associates, L.L.C., the independent auditor for the Goldman Navigator Fund, L.P. at December 31, 2016.  The information for the periods ended December 31, 2015 and December 31, 2014, has been audited by CohnReznick LLP, the independent auditor for the Goldman Navigator Fund, L.P. at December 31, 2015 and December 31, 2014.

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WaveFront Fund
BC Capital Investors, L.P.’s unaudited schedule of investments, unaudited statement of financial condition, unaudited statement of operations, unaudited statement of changes in net assets and unaudited notes to financial statements for the period ended May 31, 2017 and the audited financial statements for the periods ended December 31, 2015 and December 31, 2016 are included below, following the financials of the Goldman Navigator Fund, L.P.

The information for the periods ended December 31, 2015 and December 31, 2016 has been audited by Deloitte & Touche LLP, the independent auditor for BC Capital Investors, L.P. at December 31, 2015 and December 31, 2016.

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Goldman Navigator Fund, LP

Financial Statements
and Independent Auditor’s Report

Years Ended December 31, 2015 and 2014
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1

Goldman Navigator Fund, LP

Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the accompanying financial statements for the years ended December 31, 2015 and 2014 is accurate and complete.

/s/ Steven Goldman
Steven Goldman, President Goldman Fund Management, LLC Commodity Pool Operator Goldman Navigator Fund, LP
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Goldman Navigator Fund, LP

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Independent Auditor’s Report

To the Partners
Goldman Navigator Fund, LP

We have audited the accompanying financial statements of Goldman Navigator Fund, LP, which comprise the statements of assets and liabilities, including the condensed schedules of investments, as of December 31, 2015 and 2014, and the related statements of operations and changes in partners’ capital for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether  the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not  for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldman Navigator Fund, LP as of December 31, 2015 and 2014, and the results of its operations and its changes in partners’ capital for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP
Roseland, New Jersey
February 19, 2016
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Goldman Navigator Fund, LP

Statements of Assets and Liabilities
December 31, 2015 and 2014

	2015	2014
Assets

Cash and cash equivalents	$16,921,961	$23,298,898
Unrealized gain on futures contracts		665,760
Interest receivable		14,403
Receivable from limited partners	58,500

Totals	$16,980,461	$23,979,061

Liabilities and Partners’ Capital

Liabilities:
Redemptions payable		$3,652,985
Unrealized loss on futures contracts	$10,230
Contribution received in advance		100,000
Management fees payable	11,349	47,069
Accrued expenses	13,816	27,779

Total liabilities	35,395	3,827,833

Partners’ capital	16,945,066	20,151,228

Totals	$16,980,461	$23,979,061

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Condensed Schedules of Investments
December 31, 2015 and 2014

	December 31, 2015
	Percent of Partners’ Capital	Number of Contracts	Unrealized Loss

Unrealized loss on futures contracts:
United States:
Equity Index	0.06%	125	$10,230

	December 31, 2014
	Percent of Partners’ Capital	Number of Contracts	Unrealized Gain

Unrealized gain on futures contracts:
United States:
Equity Index	3.30%	192	$665,760

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Statements of Operations
Years Ended December 31, 2015 and 2014

	2015	2014
Investment income - interest	$20,077	$54,172
Expenses:
Management fees	145,280	244,044
Professional fees	27,011	40,500
Brokerage commissions and clearing fees	5,535	10,683
Total expenses	177,826	295,227

Net investment loss	(157,749)	(241,055)

Realized and unrealized gain (loss) on investments:
Net realized gain from investment transactions	642,717	3,429,318
Net unrealized depreciation on investments	(675,990)	(358,720)
Net realized and unrealized gain (loss) on investments	(33,273)	3,070,598

Net increase (decrease) in partners’ capital resulting from operations	(191,022)	2,829,543

Less incentive allocation to the General Partner	7,298	497,708

Net increase (decrease) in partners’ capital after General Partner incentive allocation	$(198,320)	$2,331,835

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Statements of Changes in Partners’ Capital
Years Ended December 31, 2015 and 2014

	General Partner	Limited Partners	Total
Balance, January 1, 2014	$1,265,865	$27,534,496	$28,800,361
Capital contributions		1,003,312	1,003,312
Capital withdrawals	(1,185,534)	(11,296,454)	(12,481,988)
Net increase in partners’ capital from operations	9,437	2,820,106	2,829,543
General Partner incentive allocation	497,708	(497,708)
Balance, January 1, 2015	587,476	19,563,752	20,151,228
Capital contributions		1,069,000	1,069,000
Capital withdrawals	(497,708)	(3,586,432)	(4,084,140)
Net decrease in partners’ capital from operations	(545)	(190,477)	(191,022)
General Partner incentive allocation	7,298	(7,298)
Balance, December 31, 2015	$96,521	$16,848,545	$16,945,066

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchants through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is  the Partnership’s Commodity Trading Advisor (“CTA”).

Note 2 - Significant accounting policies
Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Fair value measurements
Accounting standards defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

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Goldman Navigator Fund, LP

Notes to Financial Statements

Level 2:
Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable inputs for the asset or liability. Unobservable inputs    are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use  different assumptions.

The fair value of the Partnership’s investments as of December 31, 2015 and 2014 were all measured using Level 1 inputs.

Securities valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date.

Securities transactions and related investment income
Securities transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in financial institutions that, at times, may exceed Federally insured limits.
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Goldman Navigator Fund, LP

Notes to Financial Statements

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2012.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statements of assets and liabilities. The Partnership did not recognize any interest or penalties associated with tax matters for the years ended December 31, 2015 and 2014.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statements of assets and liabilities and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.

Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statements of assets and liabilities.

While certain of the Partnership’s derivative activities may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invest are as follows:
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Goldman Navigator Fund, LP

Notes to Financial Statements

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. Government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Derivative activities
The Fund considers the notional amounts at December 31, 2015, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended December 31, 2015.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts

Futures contracts:
Equity index	$12,718,750	125

At December 31, 2015, the fair values of the futures contracts are included in unrealized loss on future contracts on the statement of assets and liabilities.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2015 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Loss
Future contracts	Net realized gain from investment transactions	$642,717	Net unrealized depreciation on investments	$(675,990)
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Goldman Navigator Fund, LP

Notes to Financial Statements

The Fund considers the notional amounts at December 31, 2014, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended December 31, 2014.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts

Futures contracts:
Equity index	$19,703,040	192

At December 31, 2014, the fair values of the futures contracts are included in unrealized gain on future contracts on the statement of assets and liabilities.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2014 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Loss
Future contracts	Net realized gain from investment transactions	$3,429,318	Net unrealized depreciation on investments	$(358,720)

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, except for the management fee paid to the CTA. Management fees paid to the CTA by the Partnership are allocated specifically to those partners’ capital accounts on whose behalf the payments were made.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly.
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Goldman Navigator Fund, LP

Notes to Financial Statements

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. The amounts of the incentive allocations were $7,298 and $497,708 at December 31, 2015 and 2014, respectively.

Note 6 - Financial highlights
Financial highlights of the Partnership for the years ended December 31, 2015 and 2014 are as follows:

Limited
Partners	2015	2014
Ratios to average limited partners’ capital:
Net investment loss	(0.86)%	(0.91)%
Expenses	0.97	1.11

Expense and incentive allocation:
Expenses	0.97%	1.11%
Incentive allocation	0.04	1.88

Total expenses and incentive allocation	1.01%	2.99%

The above ratios of net investment loss to average limited partners’ capital does not reflect the effects of any performance allocation to the General Partner, nor does it include the effects of any realized and unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and performance allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Limited
Partners	2015	2014
Total return:
Total return before incentive allocation	(1.36)%	10.68%
Incentive allocation	(0.05)	(1.88)

Total return after incentive allocation	(1.41)%	8.80%

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Goldman Navigator Fund, LP

Notes to Financial Statements

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on different management fee and incentive arrangements and the timing of capital transactions.

Note 7 – Subsequent events
The Partnership has evaluated subsequent events through February 19, 2016, which is the date financial statements were available to be issued.

During the period from January 1, 2016 through February 19, 2016, the Partnership received payments totaling $58,500 from two limited partners who were paid capital withdrawals in excess of their respective capital balances during the year ended December 31, 2015. The amount was recorded as receivable from limited partners in the statement of assets and liabilities as of December 31, 2015.

During the period from January 1, 2016 through February 19, 2016, the Partnership had capital withdrawals of approximately $168,000.
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Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)
 and Independent Auditor’s Report

Year Ended December 31, 2016

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Goldman Navigator Fund, LP

Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the accompanying financial statements for the year ended December 31, 2016 is accurate and complete.

/s/ Steven Goldman
Steven Goldman, President Goldman Fund Management, LLC Commodity Pool Operator Goldman Navigator Fund, LP
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Goldman Navigator Fund, LP

This Annual Report for Goldman Navigator Fund, LP is comprised of Section I, containing the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and Section II, containing the financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

SECTION I

SECTION II

Financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

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INDEPENDENT AUDITOR’S REPORT
To the Partners
Goldman Navigator Fund, LP

We have audited the accompanying financial statements of Goldman Navigator Fund, LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital (net asset value) for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldman Navigator Fund, LP as of December 31, 2016, and the results of its operations and the changes in its net asset value for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
As discussed in the notes to the financial statements, we previously issued an unqualified opinion dated March 1, 2017 for our audit of the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016. Such financial statements were subsequently amended in order to provide certain additional requested disclosures. Such additional disclosures do not change the amounts of previously reported net asset value or net income.

As discussed in the subsequent events footnote to the financial statements, the General Partner intends to convert Goldman Navigator Fund, LP to a registered investment company in October 2017.

 /s/ Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
September 21, 2017
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Goldman Navigator Fund, LP

Statement of Financial Condition

December 31, 2016

2016
Assets

Cash and cash equivalents	$3,669,534
United States government securities (cost - $14,967,518)	14,992,384

Totals	$18,661,918
Liabilities and Partners’ Capital

Liabilities:
Unrealized loss on futures contracts	$261,998
Management fees payable	33,922
Accrued expenses	14,700

Total liabilities	310,620

Partners’ capital (net asset value):
General Partner	233,409
Limited Partners	18,117,889

Total partners’ capital (net asset value)	18,351,298

Totals	$18,661,918

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Schedule of Investments
December 31, 2016

UNITED STATES GOVERNMENT SECURITIES
Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value
$14,000,000	2/19/2017	U.S. Treasury Bill	$13,993,698	76.25%
1,000,000	4/6/2017	U.S. Treasury Bill	998,686	5.44%

	Total United States government securities
	(cost - $14,967,518)		$14,992,384	81.69%

LONG FUTURES CONTRACTS
	Fair Value	% of Net Asset Value
Unrealized loss on futures contracts:
United States:
Equity Index (March 2017 E-Mini S&P500, 165 Contracts)	$(261,998)	-1.43%

Total long futures contracts	$(261,998)	-1.43%

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Statement of Operations
Year Ended December 31, 2016

2016
Investment income - interest	$32,663

Expenses:
Management fees	132,422
Professional fees	40,226
Brokerage commissions and clearing fees	5,468
Total expenses	178,116

Net investment loss	(145,453)

Realized and unrealized gain (loss) on investments:
Net realized gain from investment transactions	1,807,877
Net change in unrealized loss on investments	(251,767)
Net realized and unrealized gain on investments	1,556,110

Net increase in partners’ capital resulting from operations	1,410,657

Less incentive allocation to the General Partner	135,913

Net increase in partners’ capital after General Partner incentive allocation	$1,274,744

See Notes to Financial Statements.
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Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital
Year Ended December 31, 2016
	General Partner	Limited Partners	Total
Balance, January 1, 2016	96,521	16,848,545	16,945,066

Capital contributions	-	518,590	518,590

Capital withdrawals	(7,298)	(515,717)	(523,015)
Net increase in partners’ capital from operations	8,273	1,402,384	1,410,657

General Partner incentive allocation	135,913	(135,913)	-

Balance, December 31, 2016	$233,409	$18,117,889	$18,351,298

See Notes to Financial Statements.

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Goldman Navigator Fund, LP

 Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchant (broker) through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is  the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies
  Method of reporting
The Partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows:

The financial statements of the Partnership as of and for the year ended December 31, 2016 were previously issued under the date of March 1, 2017. In order to comply with the standard financial statement presentation for mutual funds, certain additional requested disclosures were made subsequent to March 1, 2017. Such revisions do not change the amounts of previously reported net asset value or net income.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed  based  on  the  best  information  available  in  the  circumstances   (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.
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Goldman Navigator Fund, LP

Notes to Financial Statements

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the  asset  or liability.  Unobservable inputs are  used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use  different assumptions.

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at December 31, 2016 using the fair value hierarchy:

	December 31, 2016
Description	Level 1	Level 2	Level 3	Total
Assets
U.S. government securities Treasury Bills	14,992,384	0	0	14,992,384
Total U.S. government securities	14,992,384	0	0	14,992,384

Liabilities
Futures contracts Equity Index	(261,998)	0	0	(261,998)
Total futures contracts	(261,998)	0	0	(261,998)
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Goldman Navigator Fund, LP

 Notes to Financial Statements

Investments valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Investment transactions and related investment income
Transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in brokers that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statement of financial condition. The Partnership did not recognize any interest or  penalties associated with tax matters for the year ended December 31, 2016.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statement of financial condition and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.
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Goldman Navigator Fund, LP

 Notes to Financial Statements

Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statement of financial condition.

While certain derivative activities of the Partnership’s may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Derivative activities
The Fund considers the notional amounts at December 31, 2016, categorized by primary underlying risk, as well as the number of contracts closed during the year, to be representative of the volume of its derivative activities during the year ended December 31, 2016.
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Goldman Navigator Fund, LP

 Notes to Financial Statements

	Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed

Futures contracts:
Equity index	$18,470,348	165	707

At December 31, 2016, the fair values of the futures contracts are included in unrealized loss on futures contracts on the statement of financial condition.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2016 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Change in Unrealized Loss

Equity indext futures contracts	Net realized gain from investment transactions	$1,807,877	Net change in unrealized loss on investments	$(251,767)

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. For the year ended December 31, 2016, the incentive allocation earned by the General Partner was $135,913. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.
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Goldman Navigator Fund, LP

Notes to Financial Statements

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 - Financial highlights
Financial highlights of the Partnership for the year ended December 31, 2016 is as follows:

Limited
Partners	2016
Ratios to average limited partners’ capital:
Net investment loss	(0.86)%

Expenses	1.05
Incentive allocation	0.80

Total expenses and incentive allocation	1.85%

The above ratios of net investment gain/loss to average limited partners’ capital does not reflect the effects of any incentive allocation to the General Partner, nor does it include the effects of any realized and change in unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Limited
Partners	2016
Total return:
Total return before incentive allocation	8.42%
Incentive allocation	(0.81)

Total return after incentive allocation	7.61%

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 – Subsequent events
During September 2017, the General Partner notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund) in October 2017.
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Goldman Navigator Fund, LP

 Notes to Financial Statements

The General Partner has evaluated subsequent events through September 21, 2017, the date the statements were available to be issued, and has determined that there are no other material events requiring disclosure in the Partnership’s financial statements.
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13

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Partners
Goldman Navigator Fund, LP

We have audited the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and have issued our report thereon dated September 21, 2017, which contained an unmodified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. We have not performed any procedures with respect to the audited financial statements subsequent to September 21, 2017.

The supplementary information on Page 15, schedule of partners’ capital accounts, is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation  to the financial statements as a whole.

/s/ Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
September 21, 2017
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Goldman Navigator Fund, LP

Schedule of Partners’ Capital Accounts
December 31, 2016

Partner Identification Number *	2016

2	7,283,241
9	1,942,520
14	973,481
1	897,703
15	784,473
61	733,345
13	709,638
51	698,250
7	670,612
81	646,199
4	434,834
8	434,834
82	322,463
83	314,447
79	269,928
53	261,743
52	239,036
73	233,409
76	176,833
77	120,288
78	108,609
80	95,412
Totals	$18,351,298

See Independent Auditor’s Report on Supplementary Information.

* Partner identification numbers agree to respective partner’s December 2016 account statement.

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Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)

As of May 31, 2017 (Unaudited)
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Goldman Navigator Fund, LP

Statement of Assets and Liabilities	1

Schedule of Investments	2

Statement of Operations	3

Statement of Changes in Partners’ Capital (Net Asset Value)	4

Notes to Financial Statements	5-11

Supplementary Information:

Schedules of Partners’ Capital Accounts	12

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Goldman Navigator Fund, LP

Statement of Assets and Liabilities
May 31, 2017 (Unaudited)

Assets

Cash and cash equivalents	$3,322,294
United States government securities (cost, including accrued interest- $15,720,510)	15,720,510
Unrealized gain on futures contracts	394,506

Totals	$19,437,310

Liabilities and Partners' Capital

Liabilities:
Incentive fees payable	$171,182
Management fees payable	94,278
Accrued expenses	9,151

Total liabilities	274,611

Net asset value consist of:
Paid in capital	17,902,589
Accumulated net investment loss	(220,777)
Accumulated net realized gain	824,384
Net unrealized (appreciation) on:
Investments	656,503

Net asset value	$19,162,699

See Notes to Financial Statements.

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1

Goldman Navigator Fund, LP

Schedule of Investments
 May 31, 2017 (Unaudited)
UNITED STATES GOVERNMENT SECURITIES

Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value

$14,750,000	8/17/2017	U.S. Treasury Bill	$14,721,467	76.83%
1,000,000	4/6/2017	U.S. Treasury Bill	999,043	5.21%

		Total United States government securities
		(cost, including accrued interest- $15,720,510)	$15,720,510	82.04%
LONG FUTURE CONTRACTS
	Net Unrealized Gain (Loss) / Fair Value	Percent of Partners' Capital (Net Assets)
Equity in broker trading account: commodities
Unrealized gain on future contracts:
United States :
Equity Index (June 2017 E-Mini S&P500, 163 Contracts)	$394,506	2.06%

Total long futures contracts	$394,506	2.06%

See Notes to Financial Statements.
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2

Goldman Navigator Fund, LP

Statement of Operations
For the period January 1, 2017 through May 31, 2017 (Unaudited)

Investment income - interest	$28,519

Expenses:
Management fees	60,356
Professional fees	16,075
Brokerage commissions and clearing fees	1,683
Total expenses	78,114

Net investment loss	(49,595)

Realized and unrealized gain on investments:
Net realized gain from investment transactions	824,384
Net unrealized appreciation on investments	656,503
Net realized and unrealized gain on investments	1,480,887

Net increase in partners' capital resulting from operations	1,431,292

Less incentive allocation to the General Partner	171,182

Net increase in partners' capital after General Partner incentive allocation	$1,260,110

See Notes to Financial Statements.
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3

Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital (Net Asset Value)
For the period January 1, 2017 through May 31, 2017 (Unaudited)

	General Partner	Limited Partners	Total
Balance, January 1, 2017	97,496	18,117,889	18,215,385

Capital contributions	-	7,806,522	7,806,522

Capital withdrawals	-	(8,119,318)	(8,119,318)

Net increase in partners' capital from operations	8,057	1,252,053	1,260,110

General Partner incentive allocation	-	-	-

Balance, May 31, 2017	$105,553	$19,057,146	$19,162,699

See Notes to Financial Statements.

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4

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchants through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies

Method of Reporting
The partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flow Topic of the Codification, the Partnership qualifies for an exemption from the requirements to provide a statement of cash flows and has elected not to provide a statement of cash flow.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.
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5

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

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Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at May 31, 2017 using the fair value hierarchy:

May 31, 2017	Level 1	Level 2	Level 3	Total
Assets:
U.S. government securrities
Treasury Bills	$15,720,510	$-	$-	$15,720,510

Equity in broker trading account:
Net unrealized gain on open futures contracts	394,506	-	-	394,506

Total assets at fair value	$16,115,016	$-	$-	$16,115,016

Securities valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Securities transactions and related investment income
Securities transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in financial institutions that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statements of assets and liabilities. The Partnership did not recognize any interest or penalties associated with tax matters for the period January 1, 2017 through May 31, 2017.
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7

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statements of assets and liabilities and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.

Derivative instruments, similar to other securities in the Partnership's investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership's exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership's counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statements of assets and liabilities.

While certain derivative activities of the Partnership's may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Derivative activities
The Fund considers the notional amounts at May 31, 2017, categorized by primary underlying risk, as well as the number of contracts closed during the period, to be representative of the volume of its derivative activities during the period January 1st  through May 31st  2017.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed

Futures contracts: Equity index	$21,396,344	163	819

At May 31, 2017, the fair values of the futures contracts are included in unrealized gain on futures contracts on the statement of assets and liabilities.
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8

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership's policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

The effect of derivative instruments by contract type on the statement of operations for the period January 1st  through May 31st  2017, is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Gain

Equity Index futures contracts	Net realized gain from investment transactions	$824,384	Net unrealized appreciation on investments	$656,503

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners' capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.
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9

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value f each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 – Financial highlights
Financial highlights of the Partnership for the period January 1, 2017 through May 31, 2017 is as follows:

For the period January 1st through May 31st, 2017
Total return before incentive allocation	7.84%
Incentive allocation %	-0.94%
Total return after incentive allocation	6.90%

Ratios to average net asset value:
Net investment Income	7.62%
Expenses	0.42%

Expense and incentive allocation
Expenses	0.42%
Incentive allocation	0.92%
Expenses and incentive allocation	-0.50%

The above ratios of total return on investment before and after incentive fees is calculated by dividing the total gains achieved by the fund before/after incentive fees divided by the limited partners equity.

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Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The above ratios of net investment gain/ loss to average limited partners’ capital does not reflect the effects of any performance allocation to the General Partner, nor does it include the effects of any realized and unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and performance allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 – Subsequent event
The Company’s Management has evaluated subsequent events through September 19, 2017, the date the statements were available to be issued, and has determined that there are no material events requiring disclosure in the Company’s financial statements.

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11

Goldman Navigator Fund, LP Schedules of Partners’ Capital Accounts 5/31/2017 (Unaudited)

Partner Identification Number *	31-May-17
84	7,782,522
9	2,103,044
14	1,034,027
1	953,537
15	833,265
61	778,956
51	755,952
13	753,774
7	712,321
81	699,599
4	461,879
8	461,879
83	334,003
79	286,716
53	283,372
52	258,789
76	187,831
77	130,229
80	127,868
78	117,583
73	105,553

Totals	$19,162,699

* Partner identification numbers agree to partner’s account statement.

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B.C. Capital
Investors, L.P.

Financial Statements as of and for the
Period Ended May 31, 2017

A CLAIM FOR EXEMPTION FROM THE DISCLOSURE, PERIODIC AND ANNUAL RECORDKEEPING REQUIREMENTS CONTAINED IN PART 4.13(a)(3) OF THE REGULATIONS ADOPTED BY THE U.S. COMMODITY FUTURES TRADING COMMISSION HAS BEEN REQUESTED BY THE INVESTMENT MANAGER OF B.C. CAPITAL INVESTORS, L.P.

B.C. CAPITAL INVESTORS, L.P.

FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED MAY 31, 2017:

B.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS

AS OF MAY 31, 2017 (UNAUDITED)

	Shares or Par Value	Value

COMMON STOCK — 71.44%
Aerospace & Defense — 6.06%
RAYTHEON COMPANY	5,000	$820,050

Banks — 1.94%
CITIGROUP INC	2,500	151,350
CAPITAL BANK FINANCIAL-CL A	3,000	111,300
		262,650
Building Products — 2.01%
JOHNSON CONTROLS INTERNATION	6,500	271,440

Commercial Services & Supplies — 3.76%
REPUBLIC SERVICES INC	8,000	508,880

Construction Materials — 3.68%
VULCAN MATERIALS CO	4,000	498,600

Diversified Consumer Services — 6.60%
SERVICE CORP INTERNATIONAL	28,000	892,640

Food Products — 6.54%
MONDELEZ INTERNATIONAL INC-A	19,000	885,210

Internet & Direct Marketing Retail — 1.47%
AMAZON.COM INC	200	198,924

IT Services — 7.04%
VISA INC-CLASS A SHARES	10,000	952,300

Internet Software & Services — 2.24%
FACEBOOK INC-A	2,000	302,920

Oil, Gas & Consumable Fuels — 1.33%
EOG RESOURCES INC	2,000	180,620

Pharmaceuticals — 11.90%
JOHNSON & JOHNSON	8,000	1,026,000
MYLAN NV	15,000	584,700
		1,610,700
Software — 6.97%
MICROSOFT CORP	13,500	942,840

Technology Hardware, Storage & Peripherals — 6.77%
APPLE INC	6,000	916,560

The above percentages represent a percentage of partnership net assets.	(Continued)
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1

B.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS

AS OF MAY 31, 2017 (UNAUDITED)

	Shares or Par Value	Value

Textiles, Apparel & Luxury Goods — 3.13%
NIKE INC -CL B	8,000	423,920

Total Common Stock		$9,668,254

EXCHANGE TRADED FUNDS — 9.98%
MATERIALS SELECT SECTOR SPDR	2,000	106,160
ISHARES 20+ YEAR TREASURY BO	10,000	1,244,000
		1,350,160
MASTER LIMITED PARTNERSHIPS — 8.39%
ENTERPRISE PRODUCTS PARTNERS	30,000	804,300
MPLX LP	10,000	330,500
		1,134,800
GOVERNMENT DEBT INSTRUMENTS — 14.74%
US TREASURY N/B 1.000% 12/31/17	400,000	399,578
US TREASURY N/B 0.750% 02/28/18	1,600,000	1,594,813
		1,994,391

SHORT-TERM SECURITIES — 7.33%
Goldman Sachs Financial Square Treasury Obligations Fund	991,306	991,306

TOTAL INVESTMENTS OWNED (COST $14,364,845)		$15,138,911

LIABILITIES IN EXCESS OF OTHER ASSETS — (11.88)%		(1,607,829)

TOTAL PARTNERSHIP NET ASSETS		$13,531,082

The above percentages represent a percentage of partnership net assets.	(Concluded)

(*) Non-Income Producing Securities

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2

B.C. CAPITAL INVESTORS LP

SCHEDULE OF SECURITIES SOLD SHORT

AS OF MAY 31, 2017 (UNAUDITED)

	Shares or Par Value	Value

SECURITIES SOLD SHORT — (21.72%)
COMMON STOCK — (3.30%)
Canada
Banks — (0.18%)
TORONTO-DOMINION BANK	(500)	$(23,839)

United States
Auto Components — (2.68%)
BORGWARNER INC	(5,000)	(212,550)
VISTEON CORP	(1,500)	(150,435)
		(362,985)
Specialty Retail — (0.44%)
GROUP 1 AUTOMOTIVE INC	(1,000)	(60,150)

Total Common Stock — United States		(423,135)

Total Common Stock		(446,974)

EXCHANGE-TRADED FUND — (18.42%)
ISHARES MSCI EMERGING MARKET	(4,000)	(164,800)
ISHARES RUSSELL 2000 ETF	(13,000)	(1,772,160)
SPDR S&P REGIONAL BANKING	(1,000)	(51,830)
FINANCIAL SELECT SECTOR SPDR	(10,000)	(232,500)
INDUSTRIAL SELECT SECT SPDR	(4,000)	(270,080)
		(2,491,370)

TOTAL INVESTMENTS SOLD SHORT (PROCEEDS $2,941,602)		$(2,938,344)

The above percentages represent a percentage of partnership net assets.	(Concluded)
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3

B.C. CAPITAL INVESTORS, L.P.

STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2017 (UNAUDITED)

ASSETS
Cash and cash equivalents	$4,724,403
Restricted cash held as collateral for short positions	495,669
Restricted foreign currency held as collateral (cost $104,736)	105,842
Investments owned, at market value (cost $14,364,845)	15,138,911
Receivables from broker for securities sold and sold short	2,084,904
Dividends receivable	15,674
Interest receivable	4,712

TOTAL ASSETS	$22,570,115

LIABILITIES AND PARTNERSHIP CAPITAL
Securities sold short (proceeds $2,941,602)	$2,938,344
Payable for investments purchased and covered short	378,945
Payable for partner withdrawals	5,673,605
Payable to General Partner	34,104
Dividends payable	940
Accrued expenses	13,095

TOTAL LIABILITIES	9,039,033

Partnership capital
Paid-in Capital	6,741,506
Accumulated net investment gains and income	6,011,214
Net unrealized appreciation
Investments	774,066
Securities sold short	3,258
Foreign currency	1,038

Total Partners capital	13,531,082

TOTAL LIABILITIES AND PARTNERSHIP CAPITAL	$22,570,115

See notes to financial statements.

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B.C. CAPITAL INVESTORS, L.P.

STATEMENT OF OPERATIONS AND INCENTIVE ALLOCATION

FOR THE PERIOD ENDED MAY 31, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest	$4,033
Dividends	96,417

Total investment income	100,450

EXPENSES:
Management fees	81,104
Investment expenses	1,564
Dividend expenses	15,952
Fund accounting fees	10,129
Accounting expenses	13,428

Total expenses	122,177

Net investment loss	(21,727)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses)
Investments	(20,209)
Securities sold short	(113,758)
Options written	(46,615)
Change in unrealized appreciation / depreciation
Investments	258,691
Options written	(1,369)
Foreign currency	5,056

Net realized and unrealized gain on investments	81,796

NET INCREASE IN PARTNERSHIP CAPITAL FROM OPERATIONS	60,069

INCENTIVE ALLOCATION	(1,792)

NET INCREASE IN NET ASSETS AVAILABLE FOR PRO
RATA ALLOCATION TO ALL PARTNERS	$58,277

See notes to financial statements.

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B.C. CAPITAL INVESTORS, L.P.

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL FOR THE YEAR PERIOD MAY 31, 2017 (UNAUDITED)

	General Partner	Limited Partners	Total

BALANCE, DECEMBER 31, 2016	$196,006	$19,644,114	$19,840,120

Withdrawals	(196,953)	(6,172,153)	(6,369,106)

Net decrease from capital transactions	(196,953)	(6,172,153)	(6,369,106)

Net investment loss	384	(22,111)	(21,727)

Realized losses on futures	-	-	-
Net realized losses on investments, securities sold short, options contracts, and foreign currency transactions	(1,126)	(179,457)	(180,583)
Change in unrealized appreciation on investments, securities sold short, options contracts, and foreign currency transactions	886	261,492	262,378

Net increase from operations	144	59,924	60,068

Incentive allocation	1,792	(1,792)	-

BALANCE, MAY 31, 2017	$989	$13,530,093	$13,531,082

See notes to financial statements.

B.C. CAPITAL INVESTORS, L.P.

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL FOR THE YEAR ENDED DECEMBER 31, 2016

	General Partner	Limited Partners	Total

BALANCE, DECEMBER 31, 2015	$173,365	$21,061,345	$21,234,710

Withdrawals	-	(1,636,688)	(1,636,688)

Net decrease from capital transactions	-	(1,636,688)	(1,636,688)

Net investment loss	563	(159,227)	(158,664)

Realized gains on futures	20	1,963	1,983
Net realized gains on investments, securities sold short, options contracts, and foreign currency transactions	1,718	223,774	225,492
Change in unrealized appreciation on investments, securities sold short, options contracts, and foreign currency transactions	1,398	171,889	173,287

Net increase from operations	3,699	238,399	242,098

Incentive allocation	18,942	(18,942)	-

BALANCE, DECEMBER 31, 2016	$196,006	$19,644,114	$19,840,120

See notes to financial statements.
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B.C. CAPITAL INVESTORS, L.P.

FINANCIAL HIGHLIGHTS FOR THE PERIOD ENDED MAY 31, 2017 (UNAUDITED)
Total return(1)(5)	0.29%
Total return before incentive allocation(1)(2)(5)	0.32%
Ratio of net expenses and incentive allocation to average net assets(3)(4)(5)	0.64%
Ratio of net expenses to average net assets(2)(3)(4)(5)	0.58%
Ratio of net investment loss to average net assets(3)(4)(5)	(0.32)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner. An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly partnership capital balances.
(5)	Returns calculated for the period to date May 31, 2017 are cummulative and not comparable to annualized return values

B.C. CAPITAL INVESTORS, L.P.

FINANCIAL HIGHLIGHTS FOR THE YEAR ENDED DECEMBER 31, 2016
Total return(1)	1.03%
Total return before incentive allocation(1)(2)	1.12%
Ratio of net expenses and incentive allocation to average net assets(3)(4)	1.55%
Ratio of net expenses to average net assets(2)(3)(4)	1.45%
Ratio of net investment loss to average net assets(3)(4)	(0.77)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner. An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly limited partner capital balances.
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B.C. CAPITAL INVESTORS, L.P.

NOTES TO FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED MAY 31, 2017 (UNAUDITED)

1.	ORGANIZATION

General — B.C. Capital Investors LP, (the “Fund”) is a Delaware limited partnership that operates as a private investment fund. The Fund was formed under the B.C. Capital Investors, L.P. Limited Partnership Agreement (the “LP Agreement”) effective January 1, 2012, between B.C. Holdings, Inc. (the “Investment Manager” and “General Partner”) and the Limited Partners. Prior to January 1, 2012, B.C. Capital Investors, L.P. was a Delaware limited liability company named B.C. Capital Investors, LLC (the “LLC”). The term of the Partnership commenced on the date the LLC’s Certificate of Formation was filed with Secretary of State of the State of Delaware, and shall continue until December 31, 2032, unless sooner terminated by the dissolution and winding-up of the Fund, as set forth by the LP Agreement.

The Fund’s investment objective is to achieve capital appreciation by investing in and trading equities, fixed-income securities, and commodities including, but not limited to, long positions in equities, short positions in equities, convertible bonds, preferred shares, high yield fixed income securities, commodity futures, and options. The Fund’s investment strategy is to identify and take advantage of pricing inefficiencies that exist from time to time in various market sectors where the Investment Manager believes that financial assets have become undervalued or overvalued.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policy of the Fund follows the Financial Accounting Standards Board’s guidance for investment companies found at ASC 946. The following is a summary of significant accounting policies followed by the Fund:

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Capital Contributions — Limited Partners, at the discretion of the Investment Manager, may be admitted to the Fund at the beginning of any calendar month or on such other dates as the Investment Manager may determine. Effective March 2013 the Fund began offering a new share class “Class B” and it will no longer be offering the former shares “Class A” to new Limited Partners of the Fund. Existing Limited Partners as of March 2013 will continue receiving Class A shares for subsequent contributions. The Fund has no Class B shares issued or outstanding and thus has elected not to disclose the separate capital activity to this class. The new shares have different minimum contribution and lock-up requirements than Class A shares, as well as higher management and performance fees.

Limited Partners are not required to make any additional capital contributions beyond their initial minimum contribution of $1,000,000 and $500,000 for Class A and Class B shares, respectively. Additional contributions of at least $50,000 may be made by Limited Partners at the discretion of the Investment Manager. Any contributions received in advance of a calendar quarter are reflected on the statement of assets and liabilities as contributions received in advance.

Withdrawals — Upon 45 days prior written notice, a Limited Partner may withdraw all or any portion of his or her Capital Account in the Fund as of the close of business on the last day of each calendar quarter or at such other time as the Investment Manager may determine in its sole discretion (each a “Withdrawal Date”); provided, however, that a Limited Partner may not withdraw capital prior to the end of the first 12-month and 6-month periods for Class A and Class B shares, respectively, following such Limited Partner’s initial investment in the Fund. Withdrawals that reduce a Limited Partner’s capital account below the minimum investment (or the amount of such Limited Partner’s capital account below the minimum investment (or the amount of such Limited Partner’s initial subscription, if less) shall not be permitted unless the Limited Partner is withdrawing in full. The minimum withdrawal amount is $25,000. The Investment Manager may, in its sole discretion, waive the notice period and other withdrawal provisions.
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Incentive Allocation — The Investment Manager receives, as of each year ending December 31 or any Withdrawal Date (with respect to the capital withdrawn), an incentive allocation equal to 10% for Class A shares of any net increase in net assets credited to each Limited Partner’s capital account during such calendar year (i.e., the Investment Manager receives 10% of the amount by which a Limited Partner’s Capital Account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s Capital Account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year). For Class A shares if there is a net decrease in net assets debited to a capital account during a calendar year, such loss will not be carried forward to the next calendar year for purposes of calculating the incentive allocation for such year. For Class B shares the Investment Manager receives an incentive allocation equal to 15% of any increase in net assets credited to each Limited Partner’s capital account that exceeds the balance in the loss carryforward account for such Limited Partner that is allocated as of each December 31 and any withdrawal date (i.e., the Investment Manager receives 15% of the amount by which a Limited Partner’s capital account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s capital account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year, plus any losses realized in prior years which reduced the balance of the Limited Partner’s capital account “loss carryforward.” Net Assets, for purposes of calculating the incentive allocation, excludes liability for the incentive allocation then being calculated and due to the Investment Manager. The Incentive Allocation is calculated separately with respect to each Limited Partner’s Capital Account and with respect to each calendar year.

Cash — Cash includes cash on hand and cash in the bank.

Investments — All investments are stated at fair value based on the following:

●
Securities listed on a national securities exchange or NASDAQ are valued at their last sale price on their principal exchange or market, or if no sales occurred, at the mean between the bid and ask prices on such date.

●
Securities not listed on a national securities exchange or NASDAQ are valued at their last sale price of the day as supplied by the National Association of Securities Dealers or other sources, or if no sales occurred on the valuation date, at the mean between the bid and ask prices on such date.

●
Securities listed on a foreign securities exchange are valued at their last sale price of the day as supplied by their principal exchange or market, and are translated into U.S. dollar amounts at the date of valuation.

●	Securities without an active trading market and all other securities are valued at the fair value determined in good faith by the Investment Manager.

In accordance with FASB ASC 820- Fair Value Measurement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches.

In accordance with fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:
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Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

During the period ended May 31, 2017 there were no transfers between levels. The Fund’s policy is to reflect transfers at the beginning of the reporting period. The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$9,668,254	$-	$-	$9,668,254
Exchange Traded Funds	1,350,160	-	-	1,350,160
Limited Partnership	1,134,800	-	-	1,134,800
Government Debt Instruments	-	1,994,391	-	1,994,391
Short-Term Securities	991,306	-	-	991,306
Total	$13,144,520	$1,994,391	$-	$15,138,911

Liabilities
Common Stock	$(446,974)	$-	$-	$(446,974)
Exchange-Traded Funds	(2,491,370)	-	-	(2,491,370)
Total	$(2,938,344)	$-	$-	$(2,938,344)

Investment transactions are recorded on the trade date. Dividend income and expense are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Short Sale Transactions — The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A realized gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid upon closing the purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
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Foreign Currency and Foreign Investment Transactions — The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. fair value of investment securities, foreign currencies, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate the portion of gains and losses on investments in securities and foreign currencies that is due to changes in the foreign exchange rates from that which is due to change in fair value of securities. Such amounts are categorized as gain or loss on investment and foreign currency transactions for financial reporting purposes.

Futures Transactions — The Fund may purchase or sell futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Such collateral is reflected in the statement of assets and liabilities as margin deposit for futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay the broker an amount equal to the daily value fluctuation of the contract. Such receipts and payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records realized gains and or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Income Taxes — In accordance with FASB ASC 740- Income Taxes, all net income or loss is passed through to the Investment Manager and the Limited Partners; therefore, no provisions for income taxes have been made by the Fund. The Fund has adopted standards regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of these rules for all open tax years, and has determined there is no impact to the Fund’s financial statements as of May 31, 2017. The Fund’s federal and state income tax returns for which the applicable statutes of limitations have not expired (2013, 2014, 2015, and 2016) are subject to examination by the Internal Revenue Service and various state departments of revenue.

Use of Estimates — The Fund’s financial statements and financial highlights are prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.	MARGIN BORROWING

The Fund conducts its investment activities with two brokers that act as the Fund’s prime brokers and custodians. As of May 31, 2017, R.J. O’Brien & Associates LLC and Goldman Sachs & Co were the Fund’s prime brokers for all futures investment activity and Cantor Fitzgerald & Co was the Fund’s prime broker for all other investment activity. The clearing and depository (custodian) operations for the Fund’s investment activities are performed pursuant to agreements with the prime brokers. Amounts borrowed are collateralized by securities held at the prime brokers, however; the prime brokers have the right to request additional collateral at any time at their sole discretions. Not all securities held at the prime brokers are eligible as collateral or “marginable” and the prime brokers require any transactions on margin to be collateralized 50% by eligible securities or cash. The Fund may borrow funds from time to time in order to finance security transactions. Amounts due under the margin arrangement vary with the value of the Fund’s investment securities. Furthermore, the Fund’s borrowing capacity can be further reduced at the discretion of the Fund’s lenders, R.J. O’Brien & Associates LLC, Goldman, Sachs & Co and Cantor Fitzgerald & Co. The interest rate charged if there are outstanding borrowings is the Federal Funds Rate, plus .65%. As of May 31, 2017, the Fund had no outstanding borrowings.

4.	MANAGEMENT FEE

The Fund pays the Investment Manager a quarterly management fee equal to ¼ of 1% on Class A shares and ¼ of 1.25% on Class B shares. The management fee is payable quarterly in advance. The fee is calculated based on the combined total net asset value of each share class at the beginning of each quarter. See Note 2 for a discussion of incentive allocation. The Investment Manager at its discretion has the authority to waive or reduce any portion of the standard management fee. There were no waived expenses for the period ended May 31, 2017.
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5.	OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Fund may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund, which result in off-balance sheet risk as the ultimate obligation may exceed the amount currently in the financial statements due to increases in the fair value of these securities. To manage this risk, the Fund may hold securities which can be used to hedge or settle obligations and monitor its exposure daily, adjusting positions as deemed necessary.

Since the Fund does not clear its own investment transactions, it has established an account with its prime brokerage firms (Cantor Fitzgerald & Co and Goldman, Sachs & Co.) for this purpose. This can, and often does, result in a concentration of credit risk. Such risk, however, is mitigated by the broker’s obligation to comply with the rules and regulations of the Securities Act of 1934. These rules generally require maintenance of minimum net capital and segregation of customers’ funds from the holdings of the brokerage firm. Substantially all of the assets of the Fund are held on account or due from Cantor Fitzgerald & Co or Goldman, Sachs & Co.

6.	DERIVATIVE CONTRACTS

The Fund has adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables Limited Partners to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its hedging strategy to achieve its investment objective.

Options contracts are included within the schedule of investments and as a line item within the statement of assets and liabilities. The Fund did not hold any open futures contract as of May 31, 2017.

Asset Derivatives
	Interest Rate Risk	Currency Risk	Equity Risk
Purchased put options (1)	-	-	-
Total	$-	$-	$-

Liability Derivatives
	Interest Rate Risk	Currency Risk	Equity Risk
Written put options (1)	$-	$-	$-
Total	$-	$-	$-

(1)     Reported on the schedule of investments.
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“Realized Gains (Losses)” in derivative instruments during the period ended May 31, 2017, were as follows:

	Commodity Risk	Interest Rate Risk	Currency Risk	Index Risk	Equity Risk	Total
Futures Contracts	$-	$-	$-	$-	$-	$-
Options Contracts	-	(5,780)	-	(32,401)	(8,434)	(46,615)
Total Realized Losses	$-	$(5,780)	$-	$(32,401)	$(8,434)	$(46,615)

“Unrealized Gains (Losses)” in derivative instruments during the period ended May 31, 2017, were as follows:

	Commodity Risk	Interest Rate Risk	Currency Risk	Index Risk	Equity Risk	Total
Futures Contracts	$-	$-	$-	$-	$-	$-
Options Contracts	-	-	-	(1,369)	-	(1,369)
Total Unrealized Gains (Losses)	$-	$-	$-	$(1,369)	$-	$(1,369)

7.	NEW ISSUES

Financial Industry Regulatory Authority (“FINRA”) rules prohibit certain categories of financial professionals and their associates from participating in securities which constitute “New Issues” within the meaning of FINRA rules (generally, initial public offerings) (“New Issues”). The LP Agreement provides for a special allocation with respect to securities which constitute New Issues; when the Fund acquires New Issues, they will be held in a special account in which only those Limited Partners who are not so restricted have an interest. Unless otherwise determined by the Investment Manager, restricted persons shall receive no compensation for the use of their capital to purchase New Issues. The Fund did not hold any New Issues during the period ended May 31, 2017.

8.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the statement of assets and liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated. As of September 8, 2017, no subsequent events have occurred that the Fund deems material to disclose.

* * * * * *
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B.C. Capital
Investors, L.P.

Financial Statements as of and for the
Year Ended December 31, 2016, and
Independent Auditors’ Report

A CLAIM FOR EXEMPTION FROM THE DISCLOSURE, PERIODIC AND ANNUAL RECORDKEEPING REQUIREMENTS CONTAINED IN PART 4.13(a)(3) OF THE REGULATIONS ADOPTED BY THE U.S. COMMODITY FUTURES TRADING COMMISSION HAS BEEN REQUESTED BY THE INVESTMENT MANAGER OF B.C. CAPITAL INVESTORS, L.P.

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Deloitte & Touche LLP 555 East wells Street Suite 1400 Milwaukee, WI 53202-3824 USA Tel : +1 414 271 3000 Fax : +1 414 347 6200 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the General Partner of B.C. Capital Investors, L.P.:

We have audited the accompanying financial statements of B.C. Capital Investors, L.P. (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and incentive allocation for the year then ended, changes in partnership capital for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the Fund’s preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements and financial highlights. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
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Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, and the results of its operations, changes in its partnership capital (net assets), and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
September 8, 2017

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2016

	Shares or Par Value	Value
COMMON STOCK — 37.02%
Banks — 2.06%
ZIONS BANCORPORATION	9,500	$408,880

Capital Markets — 1.75%
E*TRADE FINANCIAL CORP*	10,000	346,500

Commercial Services & Supplies — 3.01%
REPUBLIC SERVICES INC	8,000	456,400
WASTE MANAGEMENT INC	2,000	141,820
		598,220
Construction Materials — 0.56%
MARTIN MARIETTA MATERIALS	500	110,765

Diversified Consumer Services — 5.01%
SERVICE CORP INTERNATIONAL	35,000	994,000

Food Products — 1.12%
MONDELEZ INTERNATIONAL INC-A	5,000	221,650

Health Care Providers & Services — 4.34%
PATTERSON COS INC	21,000	861,630

Internet & Catalog Retail — 0.38%
AMAZON.COM INC*	100	74,987

IT Services — 1.97%
VISA INC-CLASS A SHARES	5,000	390,100

Oil, Gas & Consumable Fuels — 3.81%
EOG RESOURCES INC	2,000	202,200
MARATHON PETROLEUM CORP	11,000	553,850
		756,050
Road & Rail — 2.18%
NORFOLK SOUTHERN CORP	4,000	432,280

Software — 7.67%
MICROSOFT CORP	24,500	1,522,430

Specialty Retail — 0.06%
BARNES & NOBLE INC	1,000	11,150

Textiles, Apparel & Luxury Goods — 1.28%
NIKE INC -CL B	5,000	254,150

Trading Companies & Distributors — 1.82%
HD SUPPLY HOLDINGS INC*	8,500	361,335

Total Common Stock		$7,344,127

The above percentages represent a percentage of partnership net assets.		(Continued)
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B.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2016

	Shares or
	Par Value	Value
MASTER LIMITED PARTNERSHIPs — 4.36%
ENTERPRISE PRODUCTS PARTNERS	32,000	$865,280

GOVERNMENT DEBT INSTRUMENTS — 20.14%
TREASURY BILL 02/02/17	2,000,000	1,999,296
US TREASURY N/B 1.000% 12/31/17	400,000	400,312
US TREASURY N/B 0.750% 02/28/18	1,600,000	1,596,250
		3,995,858
SHORT-TERM SECURITIES — 28.70%
Goldman Sachs Financial Square Treasury Obligations	5,694,703	5,694,703

PURCHASED PUT OPTIONS ON FUTURES — 0.13%
S&P500 E-Mini Option/ Expiration date: January 2017*	20	25,000
Exercise price: 22.2

TOTAL INVESTMENTS OWNED (COST $17,409,616)		$17,924,968

OTHER ASSETS IN EXCESS OF LIABILITIES — 9.65%		1,915,152

TOTAL PARTNERSHIP NET ASSETS		$19,840,120

The above percentages represent a percentage of partnership net assets.		(Concluded)

(*) Non-Income Producing Securities

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF SECURITIES SOLD SHORT
AS OF DECEMBER 31, 2016

	Shares or
	Par Value	Value
SECURITIES SOLD SHORT — (11.24%)
COMMON STOCK — (0.85)%
Road & Rail — (0.85)%
CANADIAN NATL RAILWAY CO	(2,500)	$(168,500)

EXCHANGE-TRADED FUND — (10.39%)
ISHARES MSCI SOUTH KOREA CAP	(2,500)	(133,050)
ISHARES RUSSELL 2000 ETF	(3,000)	(404,550)
ISHARES TRANSPORTATION AVERA	(2,500)	(407,100)
SPDR S&P 500 ETF TRUST	(5,000)	(1,117,650)
		(2,062,350)

TOTAL INVESTMENTS SOLD SHORT (PROCEEDS $2,235,565)		$(2,230,850)

The above percentages represent a percentage of partnership net assets.	(Concluded)

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF OPTIONS WRITTEN
AS OF DECEMBER 31, 2016

	Contracts	Value
WRITTEN PUT OPTIONS (PROCEEDS $15,184)
S&P500 E-Mini Option / Expiration date: January 2017	(20)	$(15,250)
Exercise price: 21.8

		(Concluded)

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B.C. CAPITAL INVESTORS LP

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2016

ASSETS
Cash and cash equivalents	$4,115,425
Restricted cash held as collateral for short positions	408,671
Restricted foreign currency held as collateral (cost $104,736)	100,718
Investments owned, at market value (cost $17,409,616)	17,924,968
Receivables from broker for securities sold and sold short	1,219,324
Interest receivable	6,088
Dividends receivable	4,140

TOTAL ASSETS	$23,779,334

LIABILITIES AND PARTNERSHIP CAPITAL
Securities sold short (proceeds $2,235,565)	$2,230,850
Foreign currency (proceeds $699)	699
Written put options (proceeds $15,184)	15,250
Payable for investments purchased and covered short	587,020
Payable for partner withdrawals	1,036,252
Payable to General Partner	34,104
Dividends payable	6,645
Accrued expenses	28,394

TOTAL LIABILITIES	3,939,214

Partnership capital
Paid-in Capital	10,762,201
Accumulated net investment gains and income	8,561,935
Net unrealized appreciation / depreciation
Investments	515,352
Written options	(65)
Securities sold short	4,715
Foreign currency	(4,018)

Total Partners capital	19,840,120

TOTAL LIABILITIES AND PARTNERSHIP CAPITAL	$23,779,334

See notes to financial statements.

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B.C. CAPITAL INVESTORS LP

STATEMENT OF OPERATIONS AND INCENTIVE ALLOCATION
FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Interest	$15,714
Dividends	126,456

Total investment income	142,170

EXPENSES:
Management fees	209,210
Investment expenses	14,440
Dividend expenses	27,714
Administration fees	30,343
Other expenses	19,127

Total expenses	300,834

Net investment loss	(158,664)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Realized gains on futures	1,983
Net realized gains / (loss)
Investments	777,083
Options written	69,453
Securities sold short	(618,088)
Foreign currency	(2,956)
Change in unrealized appreciation / depreciation
Investments	206,402
Options written	(4,669)
Securities sold short	(24,532)
Foreign currency	(3,914)

Net realized and unrealized gain on investments	400,762

NET INCREASE IN PARTNERSHIP CAPITAL FROM OPERATIONS	242,098

INCENTIVE ALLOCATION	(18,942)

NET INCREASE IN NET ASSETS AVAILABLE FOR PRO RATA ALLOCATION TO ALL PARTNERS	$223,156

See notes to financial statements.

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B.C. CAPITAL INVESTORS LP

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2016

	General Partner	Limited Partners	Total

BALANCE, DECEMBER 31, 2015	$173,365	$21,061,345	$21,234,710

Withdrawals	-	(1,636,688)	(1,636,688)

Net decrease from capital transactions	-	(1,636,688)	(1,636,688)

Net investment loss	563	(159,227)	(158,664)

Realized gains on futures	20	1,963	1,983
Net realized gains on investments, securities sold short, options contracts, and foreign currency transactions	1,718	223,774	225,492
Change in unrealized appreciation on investments, securities sold short, options contracts, and foreign currency transactions	1,398	171,889	173,287

Net increase from operations	3,699	238,399	242,098

Incentive allocation	18,942	(18,942)	-

BALANCE, DECEMBER 31, 2016	$196,006	$19,644,114	$19,840,120

See notes to financial statements.

B.C. CAPITAL INVESTORS LP

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2015

	General Partner	Limited Partners	Total

BALANCE, DECEMBER 31, 2014	$264,975	$27,817,608	$28,082,583

Withdrawals	(100,000)	(6,741,712)	(6,841,712)

Net decrease from capital transactions	(100,000)	(6,741,712)	(6,841,712)

Net investment loss	404	(262,934)	(262,530)

Realized gains on futures	5,739	104,728	110,467
Net realized gains on investments, securities sold short, options contracts, and foreign currency transactions	3,046	991,329	994,375
Change in unrealized depreciation on futures contracts	(186)	(54,944)	(55,130)
Change in unrealized depreciation on investments, securities sold short, options contracts, and foreign currency transactions	(5,514)	(787,829)	(793,343)

Net increase (decrease) from operations	3,489	(9,650)	(6,161)

Incentive allocation	4,901	(4,901)	-

BALANCE, DECEMBER 31, 2015	$173,365	$21,061,345	$21,234,710

See notes to financial statements.
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B.C. CAPITAL INVESTORS LP

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2016

Total return(1)	1.03%
Total return before incentive allocation(1)(2)	1.12%
Ratio of net expenses and incentive allocation to average net assets(3)(4)	1.55%
Ratio of net expenses to average net assets(2)(3)(4)	1.45%
Ratio of net investment loss to average net assets(3)(4)	(0.77)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner. An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly limited partner capital balances.

B.C. CAPITAL INVESTORS LP

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2015

Total return(1)	(0.09)%
Total return before incentive allocation(1)(2)	(0.08)%
Ratio of net expenses and incentive allocation to average net assets(3)(4)	1.77%
Ratio of net expenses to average net assets(2)(3)(4)	1.75%
Ratio of net investment loss to average net assets(3)(4)	(1.06)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner. An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly limited partner capital balances.
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B.C. CAPITAL INVESTORS, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2016

1.	ORGANIZATION

General — B.C. Capital Investors LP, (the “Fund”) is a Delaware limited partnership that operates as a private investment fund. The Fund was formed under the B.C. Capital Investors, L.P. Limited Partnership Agreement (the “LP Agreement”) effective January 1, 2012, between B.C. Holdings, Inc. (the “Investment Manager” and “General Partner”) and the Limited Partners. Prior to January 1, 2012, B.C. Capital Investors, L.P. was a Delaware limited liability company named B.C. Capital Investors, LLC (the “LLC”). The term of the Partnership commenced on the date the LLC’s Certificate of Formation was filed with Secretary of State of the State of Delaware, and shall continue until December 31, 2032, unless sooner terminated by the dissolution and winding-up of the Fund, as set forth by the LP Agreement.

The Fund’s investment objective is to achieve capital appreciation by investing in and trading equities, fixed-income securities, and commodities including, but not limited to, long positions in equities, short positions in equities, convertible bonds, preferred shares, high yield fixed income securities, commodity futures, and options. The Fund’s investment strategy is to identify and take advantage of pricing inefficiencies that exist from time to time in various market sectors where the Investment Manager believes that financial assets have become undervalued or overvalued.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policy of the Fund follows the Financial Accounting Standards Board’s guidance for investment companies found at ASC 946. The following is a summary of significant accounting policies followed by the Fund:

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Capital Contributions — Limited Partners, at the discretion of the Investment Manager, may be admitted to the Fund at the beginning of any calendar month or on such other dates as the Investment Manager may determine. Effective March 2013 the Fund began offering a new share class “Class B” and it will no longer be offering the former shares “Class A” to new Limited Partners of the Fund. Existing Limited Partners as of March 2013 will continue receiving Class A shares for subsequent contributions. The Fund has no Class B shares issued or outstanding and thus has elected not to disclose the separate capital activity to this class. The new shares have different minimum contribution and lock-up requirements than Class A shares, as well as higher management and performance fees.

Limited Partners are not required to make any additional capital contributions beyond their initial minimum contribution of $1,000,000 and $500,000 for Class A and Class B shares, respectively. Additional contributions of at least $50,000 may be made by Limited Partners at the discretion of the Investment Manager. Any contributions received in advance of a calendar quarter are reflected on the statement of assets and liabilities as contributions received in advance.

Withdrawals — Upon 45 days prior written notice, a Limited Partner may withdraw all or any portion of his or her Capital Account in the Fund as of the close of business on the last day of each calendar quarter or at such other time as the Investment Manager may determine in its sole discretion (each a “Withdrawal Date”); provided, however, that a Limited Partner may not withdraw capital prior to the end of the first 12-month and 6-month periods for Class A and Class B shares, respectively, following such Limited Partner’s initial investment in the Fund. Withdrawals that reduce a Limited Partner’s capital account below the minimum investment (or the amount of such Limited Partner’s capital account below the minimum investment (or the amount of such Limited Partner’s initial subscription, if less) shall not be permitted unless the Limited Partner is withdrawing in full. The minimum withdrawal amount is $25,000. The Investment Manager may, in its sole discretion, waive the notice period and other withdrawal provisions.
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Incentive Allocation — The Investment Manager receives, as of each year ending December 31 or any Withdrawal Date (with respect to the capital withdrawn), an incentive allocation equal to 10% for Class A shares of any net increase in net assets credited to each Limited Partner’s capital account during such calendar year (i.e., the Investment Manager receives 10% of the amount by which a Limited Partner’s Capital Account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s Capital Account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year). For Class A shares if there is a net decrease in net assets debited to a capital account during a calendar year, such loss will not be carried forward to the next calendar year for purposes of calculating the incentive allocation for such year. For Class B shares the Investment Manager receives an incentive allocation equal to 15% of any increase in net assets credited to each Limited Partner’s capital account that exceeds the balance in the loss carryforward account for such Limited Partner that is allocated as of each December 31 and any withdrawal date (i.e., the Investment Manager receives 15% of the amount by which a Limited Partner’s capital account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s capital account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year, plus any losses realized in prior years which reduced the balance of the Limited Partner’s capital account “loss carryforward.” Net Assets, for purposes of calculating the incentive allocation, excludes liability for the incentive allocation then being calculated and due to the Investment Manager. The Incentive Allocation is calculated separately with respect to each Limited Partner’s Capital Account and with respect to each calendar year.

Cash — Cash includes cash on hand and cash in the bank.

Investments — All investments are stated at fair value based on the following:

•
Securities listed on a national securities exchange or NASDAQ are valued at their last sale price on their principal exchange or market, or if no sales occurred, at the mean between the bid and ask prices on such date.

•
Securities not listed on a national securities exchange or NASDAQ are valued at their last sale price of the day as supplied by the National Association of Securities Dealers or other sources, or if no sales occurred on the valuation date, at the mean between the bid and ask prices on such date.

•
Securities listed on a foreign securities exchange are valued at their last sale price of the day as supplied by their principal exchange or market, and are translated into U.S. dollar amounts at the date of valuation.

•	Securities without an active trading market and all other securities are valued at the fair value determined in good faith by the Investment Manager.

In accordance with FASB ASC 820- Fair Value Measurement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:
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Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

During the year ended December 31, 2016 there were no transfers between levels. The Fund’s policy is to reflect transfers at the beginning of the reporting period. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$7,344,127	$-	$-	$7,344,127
Limited Partnership	865,280	-	-	865,280
Government Debt Instruments	-	3,995,858	-	3,995,858
Short-Term Securities	5,694,703	-	-	5,694,703
Purchased Put Options	25,000	-	-	25,000
Total	$13,929,110	$3,995,858	$-	$17,924,968

Liabilities
Common Stock	$(168,500)	$-	$-	$(168,500)
Exchange-Traded Funds	(2,062,350)	-	-	(2,062,350)
Written Put Options	(15,250)	-	-	(15,250)
Total	$(2,246,100)	$-	$-	$(2,246,100)

Investment transactions are recorded on the trade date. Dividend income and expense are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Short Sale Transactions — The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A realized gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid upon closing the purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
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Foreign Currency and Foreign Investment Transactions — The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. fair value of investment securities, foreign currencies, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate the portion of gains and losses on investments in securities and foreign currencies that is due to changes in the foreign exchange rates from that which is due to change in fair value of securities. Such amounts are categorized as gain or loss on investment and foreign currency transactions for financial reporting purposes.

Futures Transactions — The Fund may purchase or sell futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Such collateral is reflected in the statement of assets and liabilities as margin deposit for futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay the broker an amount equal to the daily value fluctuation of the contract. Such receipts and payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records realized gains and or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Income Taxes — In accordance with FASB ASC 740- Income Taxes, all net income or loss is passed through to the Investment Manager and the Limited Partners; therefore, no provisions for income taxes have been made by the Fund. The Fund has adopted standards regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of these rules for all open tax years, and has determined there is no impact to the Fund’s financial statements as of December 31, 2016. The Fund’s federal and state income tax returns for which the applicable statutes of limitations have not expired (2013, 2014, 2015, and 2016) are subject to examination by the Internal Revenue Service and various state departments of revenue.

Use of Estimates — The Fund’s financial statements and financial highlights are prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.	MARGIN BORROWING

The Fund conducts its investment activities with two brokers that act as the Fund’s prime brokers and custodians. As of December 31, 2016, R.J. O’Brien & Associates LLC and Goldman Sachs & Co were the Fund’s prime brokers for all futures investment activity and Cantor Fitzgerald & Co was the Fund’s prime broker for all other investment activity. The clearing and depository (custodian) operations for the Fund’s investment activities are performed pursuant to agreements with the prime brokers. Amounts borrowed are collateralized by securities held at the prime brokers, however; the prime brokers have the right to request additional collateral at any time at their sole discretions. Not all securities held at the prime brokers are eligible as collateral or “marginable” and the prime brokers require any transactions on margin to be collateralized 50% by eligible securities or cash. The Fund may borrow funds from time to time in order to finance security transactions. Amounts due under the margin arrangement vary with the value of the Fund’s investment securities. Furthermore, the Fund’s borrowing capacity can be further reduced at the discretion of the Fund’s lenders, R.J. O’Brien & Associates LLC, Goldman, Sachs & Co and Cantor Fitzgerald & Co. The interest rate charged if there are outstanding borrowings is the Federal Funds Rate, plus .65%. As of December 31, 2016, the Fund had no outstanding borrowings.
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4.	MANAGEMENT FEE

The Fund pays the Investment Manager a quarterly management fee equal to ¼ of 1% on Class A shares and ¼ of 1.25% on Class B shares. The management fee is payable quarterly in advance. The fee is calculated based on the combined total net asset value of each share class at the beginning of each quarter. See Note 2 for a discussion of incentive allocation. The Investment Manager at its discretion has the authority to waive or reduce any portion of the standard management fee. There were no waived expenses for the year ended December 31, 2016.

5.	OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Fund may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund, which result in off-balance sheet risk as the ultimate obligation may exceed the amount currently in the financial statements due to increases in the fair value of these securities. To manage this risk, the Fund may hold securities which can be used to hedge or settle obligations and monitor its exposure daily, adjusting positions as deemed necessary.

Since the Fund does not clear its own investment transactions, it has established an account with its prime brokerage firms (Cantor Fitzgerald & Co and Goldman, Sachs & Co.) for this purpose. This can, and often does, result in a concentration of credit risk. Such risk, however, is mitigated by the broker’s obligation to comply with the rules and regulations of the Securities Act of 1934. These rules generally require maintenance of minimum net capital and segregation of customers’ funds from the holdings of the brokerage firm. Substantially all of the assets of the Fund are held on account or due from Cantor Fitzgerald & Co or Goldman, Sachs & Co.

6.	DERIVATIVE CONTRACTS

The Fund has adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables Limited Partners to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its hedging strategy to achieve its investment objective.

Options contracts are included within the schedule of investments. The Fund did not hold any open futures contract as of December 31, 2016.

	Asset Derivatives
	Interest Rate Risk	Currency Risk	Equity Risk
Purchased put options (1)	-	-	25,000
Total	$-	$-	$25,000

	Liability Derivatives
	Interest Rate Risk	Currency Risk	Equity Risk
Written put options (1)	$-	$-	$(15,250)
Total	$-	$-	$(15,250)

(1)	Reported on the schedule of investments.
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The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position.

The Fund is required to disclose any collateral on written options because they obligate the Fund to buy or sell, within a limited time, a financial instrument, commodity, or currency at a contracted price and settled from cash balances or assets held. The Fund’s ownership of written put options extends from its engagement in a “put spread strategy” that involves the simultaneous purchase of put options at a specific strike price and sell of the same number of put options at a different strike price. Both options are for the same underlying asset and have the same expiration date. As such, the Fund is currently not compelled to hold collateral cash balances or assets necessary to settle its written option contracts.

As of December 31, 2016, the fund was both long and short an equal number of CME Standard & Poor’s 500 Emini End of Month put option contracts that expire January 2017.

“Realized Gains (Losses)” in derivative instruments during the year ended December 31, 2016, were as follows:

	Commodity Risk	Interest Rate Risk	Currency Risk	Index Risk	Equity Risk	Total
Futures Contracts	$2,235	$(18,910)	$(1,001)	$19,659	$-	$1,983
Options Contracts	86,929	614	-	(40,804)	22,733	69,472
Total Unrealized Gains (Losses)	$89,164	$(18,296)	$(1,001)	$(21,145)	$22,733	$71,455

“Unrealized Gains (Losses)” in derivative instruments during the year ended December 31, 2016, were as follows:

	Commodity Risk	Interest Rate Risk	Currency Risk	Index Risk	Equity Risk	Total
Futures Contracts	$-	$-	$-	$-	$-	$-
Options Contracts	-	-	-	1,370	(5,291)	(3,921)
Total Unrealized Gains (Losses)	$-	$-	$-	$1,370	$(5,291)	$(3,921)

7.	NEW ISSUES

Financial Industry Regulatory Authority (“FINRA”) rules prohibit certain categories of financial professionals and their associates from participating in securities which constitute “New Issues” within the meaning of FINRA rules (generally, initial public offerings) (“New Issues”). The LP Agreement provides for a special allocation with respect to securities which constitute New Issues; when the Fund acquires New Issues, they will be held in a special account in which only those Limited Partners who are not so restricted have an interest. Unless otherwise determined by the Investment Manager, restricted persons shall receive no compensation for the use of their capital to purchase New Issues. The Fund did not hold any New Issues during the year ended December 31, 2016.
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8.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the statement of assets and liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated. As of September 8, 2017, no subsequent events have occurred that the Fund deems material to disclose.

* * * * * *
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B.C. Capital
Investors, L.P.

Financial Statements as of and for the
Year Ended December 31, 2015, and
Independent Auditors’ Report

A CLAIM FOR EXEMPTION FROM THE DISCLOSURE, PERIODIC AND ANNUAL RECORDKEEPING REQUIREMENTS CONTAINED IN PART 4.13(a)(3) OF THE REGULATIONS ADOPTED BY THE U.S. COMMODITY FUTURES TRADING COMMISSION HAS BEEN REQUESTED BY THE INVESTMENT MANAGER OF B.C. CAPITAL INVESTORS, L.P.
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B.C. CAPITAL INVESTORS, L.P.

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Deloitte & Touche LLP 555 East Wells Street Suite 1400 Milwaukee, WI 53202-3824 USA Tel: +1 414 271 3000 Fax: +1 414 347 6200 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the General Partner of B.C. Capital Investors, L.P.:

We have audited the accompanying financial statements of B.C. Capital Investors, L.P. (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2015, and the related statements of operations and incentive allocation for the year then ended, changes in partnership capital for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the Fund’s preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements and financial highlights. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, and the results of its operations, changes in its partnership capital (net assets), and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
September 8, 2017
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BB.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2015

	Shares or
	Par Value	Value
COMMON STOCK — 34.96%
United States
Aerospace/Defense — 4.24%
LOCKHEED MARTIN CORP	4,150	$901,173

Building Materials — 3.92%
VULCAN MATERIALS CO	8,773	833,171

Chemicals — 0.92%
FMC CORP	5,000	195,650

Cosmetics and Personal Care — 3.74%
PROCTER & GAMBLE CO/THE	10,000	794,100

Diversified Financial Services — 4.04%
VISA INC-CLASS A SHARES	11,050	856,928

Internet — 6.79%
ALPHABET INC-CL C*	1,900	1,441,872

The above percentages represent a percentage of partnership net assets.
MURPHY USA INC*	6,000	364,440
OCCIDENTAL PETROLEUM CORP	5,000	338,050

Pharmaceuticals — 2.59%
VCA INC*	10,000	550,000

Retail— 4.00%
FIESTA RESTAURANT GROUP*	14,000	470,400
VISTA OUTDOOR INC*	8,500	378,335
		848,735

Total Common Stock — United States		$7,124,119

The above percentages represent a percentage of partnership net assets.	(Continued)

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2015

	Shares or
	Par Value	Value
United Kingdom
Auto Parts&Equipment — 1.41%
DELPHI AUTOMOTIVE PLC	3,500	$300,055

Total Common Stock		7,424,174

MASTER LIMITED PARTNERSHIPS — 4.34%
United States
ENTERPRISE PRODUCTS PARTNERS	25,200	644,616
SUNOCO LP	7,000	277,270
		921,886
CORPORATE DEBT INSTRUMENTS — 2.35%
United States
Banks — 2.35%
JP MORGAN CHASE JPM FLOAT 06/13/16	500,000	499,257

GOVERNMENT DEBT INSTRUMENTS — 47.05%
United States — 47.05%
TREASURY BILL 02/11/16	2,000,000	1,999,722
TREASURY BILL 02/25/16	5,000,000	4,999,395
TREASURY BILL 06/30/16	3,000,000	2,992,815
		9,991,932
PURCHASED PUT OPTIONS
United States
Apple Inc/Expiration date: January 2016*	100	$18,800
Exercise price: 105

TOTAL INVESTMENTS OWNED (COST $18,547,099)		$18,856,049

OTHER ASSETS IN EXCESS OF LIABILITIES — 11.20%		2,378,661

TOTAL PARTNERSHIP NET ASSETS		$21,234,710

The above percentages represent a percentage of partnership net assets.		(Continued)

(*) Non-Income Producing Securities

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF SECURITIES SOLD SHORT
AS OF DECEMBER 31, 2015

	Shares or
	Par Value	Value
SECURITIES SOLD SHORT — (7.26%)
COMMON STOCK — (3.22%)
Apparel — (1.14%)
UNDER ARMOUR INC-CLASS A	(3,000)	(241,830)
Transportation — (2.08%)
UNITED PARCEL SERVICE-CL B	(4,600)	(442,658)

Total Common Stocks		(684,488)

EXCHANGE-TRADED FUND — (4.04%)
ISHARES RUSSELL 2000 ETF	(4,000)	(450,480)
SPDR S&P 500 ETF TRUST	(2,000)	(407,740)

Total Exchange-traded Funds		(858,220)

TOTAL INVESTMENTS SOLD SHORT (PROCEEDS $1,571,955)		$(1,542,708)

The above percentages represent a percentage of partnership net assets.		(Concluded)

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B.C. CAPITAL INVESTORS LP

SCHEDULE OF OPTIONS WRITTEN
AS OF DECEMBER 31, 2015

	Contracts	Value
WRITTEN PUT OPTIONS (PROCEEDS $10,796)
Apple Inc/Expiration date: January 2016	(100)	$(6,100)
Exercise price: 100

(Concluded)
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B.C. CAPITAL INVESTORS LP

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2015

ASSETS
Cash and cash equivalents	$8,694,183
Foreign currency (cost $76,241)	76,137
Investments owned, at market value (cost $18,547,099)	18,856,049
Receivables from broker for securities sold and sold short	245,813
Interest receivable	158
Dividends receivable	2,325

TOTAL ASSETS	$27,874,665

LIABILITIES AND PARTNERSHIP CAPITAL
Securities sold short (proceeds $1,571,955)	$1,542,708
Written put options (proceeds $10,796)	6,100
Payable for investments purchased and covered short	4,532,527
Payable for partner withdrawals	471,007
Payable to General Partner	34,104
Payable for management expense	665
Accrued expenses	52,844

TOTAL LIABILITIES	6,639,955

Partnership capital
Paid-in Capital	12,175,636
Accumulated net investment gains and income	8,716,285
Net unrealized appreciation / depreciation
Investments	308,950
Written options	4,696
Securities sold short	29,247
Foreign currency	(104)

Total partnership capital	21,234,710

TOTAL LIABILITIES AND PARTNERSHIP CAPITAL	$27,874,665

See notes to financial statements.
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B.C. CAPITAL INVESTORS LP

STATEMENT OF OPERATIONS AND INCENTIVE ALLOCATION FOR THE YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME:
Dividend income	$116,493
Interest income	60,146

Total investment income	176,639

EXPENSES:
Management fee	248,065
Investment expenses	127,481
Administration fees	20,000
Other expenses	43,623

Total expenses	439,169

Net investment loss	(262,530)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains on futures	110,467
Net realized gains / (loss)
Investments	970,120
Options written	(2,963)
Securities sold short	45,047
Foreign currency	(17,829)

Change in unrealized depreciation on futures contracts	(55,130)
Change in unrealized appreciation / depreciation
Investments	(820,229)
Options written	(5,109)
Securities sold short	29,772
Foreign currency	2,223

Net realized and unrealized gain on investments	256,369

NET DECREASE IN PARTNERSHIP CAPITAL FROM OPERATIONS	(6,161)

INCENTIVE ALLOCATION	(4,901)

NET DECREASE IN NET ASSETS AVAILABLE FOR PRO RATA ALLOCATION TO ALL PARTNERS	$(11,062)

See notes to financial statements.

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B.C. CAPITAL INVESTORS LP

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL FOR THE YEAR ENDED DECEMBER 31, 2015

	General	Limited
	Partner	Partners	Total

BALANCE, DECEMBER 31, 2014	$264,975	$27,817,608	$28,082,583

Withdrawals	(100,000)	(6,741,712)	(6,841,712)

Net decrease from capital transactions	(100,000)	(6,741,712)	(6,841,712)

Net investment loss	404	(262,934)	(262,530)

Realized gains on futures	5,739	104,728	110,467
Net realized gains on investments, securities sold short, options contracts, and foreign currency transactions	3,046	991,329	994,375
Change in unrealized depreciation on futures contracts	(186)	(54,944)	(55,130)
Change in unrealized depreciation on investments, securities sold short, options contracts, and foreign currency transactions	(5,514)	(787,829)	(793,343)

Net increase (decrease) from operations	3,489	(9,650)	(6,161)

Incentive allocation	4,901	(4,901)	-

BALANCE, DECEMBER 31, 2015	$173,365	$21,061,345	$21,234,710

See notes to financial statements.

B.C. CAPITAL INVESTORS LP

STATEMENT OF CHANGES IN PARTNERSHIP CAPITAL FOR THE YEAR ENDED DECEMBER 31, 2014

	General	Limited
	Partner	Partners	Total

BALANCE, DECEMBER 31, 2013	$888,363	$44,328,969	$45,217,332

Contributions	-	300,000	300,000

Withdrawals	(800,000)	(18,151,175)	(18,951,175)

Net decrease from capital transactions	(800,000)	(17,851,175)	(18,651,175)

Net investment loss	(1,455)	(296,457)	(297,912)

Realized gains on futures	74	666,552	666,626
Net realized gains on investments, securities sold short, options contracts, and foreign currency transactions	42,117	5,507,726	5,549,843
Change in unrealized depreciation on futures contracts	(4,659)	(180,384)	(185,043)
Change in unrealized depreciation on investments, securities sold short, options contracts, and foreign currency transactions	(9,486)	(4,207,602)	(4,217,088)

Net increase from operations	26,591	1,489,835	1,516,426

Incentive allocation	150,021	(150,021)	-

BALANCE, DECEMBER 31, 2014	$264,975	$27,817,608	$28,082,583

See notes to financial statements.
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B.C. CAPITAL INVESTORS LP

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2015

Total return(1)	(0.09)%
Total return before incentive allocation(1)(2)	(0.08)%
Ratio of net expenses and incentive allocation to average net assets(3)(4)	1.77%
Ratio of net expenses to average net assets(2)(3)(4)	1.75%
Ratio of net investment loss to average net assets(3)(4)	(1.06)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner.  An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly limited partner capital balances.

B.C. CAPITAL INVESTORS LP

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2014

Total return(1)	3.25%
Total return before incentive allocation(1)(2)	3.62%
Ratio of net expenses and incentive allocation to average net assets(3)(4)	1.91%
Ratio of net expenses to average net assets(2)(3)(4)	1.53%
Ratio of net investment loss to average net assets(3)(4)	(0.75)%

(1)
Total return is calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a Limited Partner.  An individual Limited Partners’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual Limited Partner’s reallocation of profits to the Investment Manager differs from the average reallocation for all Limited Partners

(2)	Excludes incentive allocation to Investment Manager
(3)	Income and expense ratios are calculated using average net assets.
(4)	Average net assets are calculated as the average of monthly limited partner capital balances.

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B.C. CAPITAL INVESTORS, L.P.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2015

1.	ORGANIZATION

General — B.C. Capital Investors LP, (the “Fund”) is a Delaware limited partnership that operates as a private investment fund. The Fund was formed under the B.C. Capital Investors, L.P. Limited Partnership Agreement (the “LP Agreement”) effective January 1, 2012, between B.C. Holdings, Inc. (the “Investment Manager” and “General Partner”) and the Limited Partners. Prior to January 1, 2012, B.C. Capital Investors, L.P. was a Delaware limited liability company named B.C. Capital Investors, LLC (the “LLC”).  The term of the Partnership commenced on the date the LLC’s Certificate of Formation was filed with Secretary of State of the State of Delaware, and shall continue until December 31, 2032, unless sooner terminated by the dissolution and winding-up of the Fund, as set forth by the LP Agreement.

The Fund’s investment objective is to achieve capital appreciation by investing in and trading equities, fixed-income securities, and commodities including, but not limited to, long positions in equities, short positions in equities, convertible bonds, preferred shares, high yield fixed income securities, commodity futures, and options. The Fund’s investment strategy is to identify and take advantage of pricing inefficiencies that exist from time to time in various market sectors where the Investment Manager believes that financial assets have become undervalued or overvalued.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accounting policy of the Fund follows the Financial Accounting Standards Board’s guidance for investment companies found at ASC 946. The following is a summary of significant accounting policies followed by the Fund:

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Capital Contributions — Limited Partners, at the discretion of the Investment Manager, may be admitted to the Fund at the beginning of any calendar month or on such other dates as the Investment Manager may determine. Effective March 2013 the Fund began offering a new share class “Class B” and it will no longer be offering the former shares “Class A” to new Limited Partners of the fund.  Existing Limited Partners as of March 2013 will continue receiving Class A shares for subsequent contributions.  The Fund has no Class B shares issued or outstanding and thus has elected not to disclose the separate capital activity to this class. The new shares have different minimum contribution and lock-up requirements than Class A shares, as well as higher management and performance fees.

Limited Partners are not required to make any additional capital contributions beyond their initial minimum contribution of $1,000,000 and $500,000 for Class A and Class B shares, respectively. Additional contributions of at least $50,000 may be made by Limited Partners at the discretion of the Investment Manager. Any contributions received in advance of a calendar quarter are reflected on the statement of assets and liabilities as contributions received in advance.

Withdrawals — Upon 45 days prior written notice, a Limited Partner may withdraw all or any portion of his or her Capital Account in the Fund as of the close of business on the last day of each calendar quarter or at such other time as the Investment Manager may determine in its sole discretion (each a “Withdrawal Date”); provided, however, that a Limited Partner may not withdraw capital prior to the end of the first 12-month and 6-month periods for Class A and Class B shares, respectively, following such Limited Partner’s initial investment in the Fund.  Withdrawals that reduce a Limited Partner’s  capital account below the minimum investment (or the amount of such Limited Partner’s capital account below the minimum investment (or the amount of such Limited Partner’s initial subscription, if less) shall not be permitted unless the Limited Partner is withdrawing in full.  The minimum withdrawal amount is $25,000.  The Investment Manager may, in its sole discretion, waive the notice period and other withdrawal provisions.

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Incentive Allocation — The Investment Manager receives, as of each year ending December 31 or any Withdrawal Date (with respect to the capital withdrawn), an incentive allocation equal to 10% for Class A shares of any net increase in net assets credited to each Limited Partner’s capital account during such calendar year (i.e., the Investment Manager receives 10% of the amount by which a Limited Partner’s Capital Account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s Capital Account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year).  For Class A shares if there is a net decrease in net assets debited to a capital account during a calendar year, such loss will not be carried forward to the next calendar year for purposes of calculating the incentive allocation for such year.  For Class B shares the Investment Manager receives an incentive allocation equal to 15% of any increase in net assets credited to each Limited Partner’s capital account that exceeds the balance in the loss carryforward account for such Limited Partner that is allocated as of each December 31 and any withdrawal date (i.e., the Investment Manager receives 15% of the amount by which a Limited Partner’s capital account balance as of the end of a calendar year exceeds the balance of such Limited Partner’s capital account as of the end of the preceding year, after reduction for the incentive allocation then made and as adjusted for new subscriptions and withdrawals during such calendar year, plus any losses realized in prior years which reduced the balance of the Limited Partner’s capital account “loss carryforward.”  Net Assets, for purposes of calculating the incentive allocation, excludes liability for the incentive allocation then being calculated and due to the Investment Manager.  The Incentive Allocation is calculated separately with respect to each Limited Partner’s Capital Account and with respect to each calendar year.

Cash — Cash includes cash on hand and cash in the bank.

Investments — All investments are stated at fair value based on the following:

●
Securities listed on a national securities exchange or NASDAQ are valued at their last sale price on their principal exchange or market, or if no sales occurred, at the mean between the bid and ask prices on such date.

●
Securities not listed on a national securities exchange or NASDAQ are valued at their last sale price of the day as supplied by the National Association of Securities Dealers or other sources, or if no sales occurred on the valuation date, at the mean between the bid and ask prices on such date.

●
Securities listed on a foreign securities exchange are valued at their last sale price of the day as supplied by their principal exchange or market, and are translated into U.S. dollar amounts at the date of valuation.

●	Securities without an active trading market and all other securities are valued at the fair value determined in good faith by the Investment Manager.

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

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Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

During the year ended December 31, 2015 there were no transfers between levels. The Fund’s policy is to reflect transfers at the beginning of the reporting period.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$7,424,174	$-	$-	$7,424,174
Limited Partnership	921,886	-	-	921,886
Corporate Debt Instruments	-	499,257	-	499,257
Government Debt Instruments	-	9,991,932	-	9,991,932
Purchased Put Options	18,800	-	-	18,800
Total	$8,364,860	$10,491,189	$-	$18,856,049

Liabilities
Common Stock	$(684,488)	$-	$-	$(684,488)
Exchange-Traded Funds	(858,220)	-	-	(858,220)
Written Put Options	(6,100)	-	-	(6,100)
Total	$(1,548,808)	$-	$-	$(1,548,808)

Investment transactions are recorded on the trade date. Dividend income and expense are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Short Sale Transactions — The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A realized gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid upon closing the purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

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Foreign Currency and Foreign Investment Transactions — The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. fair value of investment securities, foreign currencies, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate the portion of gains and losses on investments in securities and foreign currencies that is due to changes in the foreign exchange rates from that which is due to change in fair value of securities. Such amounts are categorized as gain or loss on investment and foreign currency transactions for financial reporting purposes.

Futures Transactions — The Fund may purchase or sell futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Such collateral is reflected in the statement of assets and liabilities as margin deposit for futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay the broker an amount equal to the daily value fluctuation of the contract. Such receipts and payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records realized gains and or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Income Taxes — All net income or loss is passed through to the Investment Manager and the Limited Partners; therefore, no provisions for income taxes have been made by the Fund. The Fund has adopted standards regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of these rules for all open tax years, and has determined there is no impact to the Fund’s financial statements as of December 31, 2015. The Fund’s federal and state income tax returns for which the applicable statutes of limitations have not expired (2012, 2013, 2014, and 2015) are subject to examination by the Internal Revenue Service and various state departments of revenue.

Use of Estimates — The Fund’s financial statements and financial highlights are prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.	MARGIN BORROWING

The Fund conducts its investment activities with two brokers that act as the Fund’s prime brokers and custodians.  As of December 31, 2015, Goldman Sachs & Co was the Fund’s prime broker for all futures investment activity and UBS Securities LLC was the Fund’s prime broker for all other investment activity.  The clearing and depository (custodian) operations for the Fund’s investment activities are performed pursuant to agreements with the prime brokers. Amounts borrowed are collateralized by securities held at the prime brokers, however; the prime brokers have the right to request additional collateral at any time at their sole discretions. Not all securities held at the prime brokers are eligible as collateral or “marginable” and the prime brokers require any transactions on margin to be collateralized 50% by eligible securities or cash. The Fund may borrow funds from time to time in order to finance security transactions. Amounts due under the margin arrangement vary with the value of the Fund’s investment securities. Furthermore, the Fund’s borrowing capacity can be further reduced at the discretion of the Fund’s lenders, Goldman, Sachs & Co and UBS Securities LLC. The interest rate charged if there are outstanding borrowings is the Federal Funds Rate, plus .65%. As of December 31, 2015, the Fund had no outstanding borrowings.

4.	MANAGEMENT FEE

The Fund pays the Investment Manager a quarterly management fee equal to ¼ of 1% on Class A shares and ¼ of 1.25% on Class B shares. The management fee is payable quarterly in advance. The fee is  calculated based on the combined total net asset value of each share class at the beginning of each quarter. See Note 2 for a discussion of incentive allocation. The Investment Manager at its discretion has the authority to waive or reduce any portion of the standard management fee. There were no waived expenses for the year ended December 31, 2015.

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5.	OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Fund may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund, which result in off-balance sheet risk as the ultimate obligation may exceed the amount currently in the financial statements due to increases in the fair value of these securities. To manage this risk, the Fund may hold securities which can be used to hedge or settle obligations and monitor its exposure daily, adjusting positions as deemed necessary.

Since the Fund does not clear its own investment transactions, it has established an account with its prime brokerage firms (UBS Securities LLC and Goldman, Sachs & Co.) for this purpose. This can, and often does, result in a concentration of credit risk. Such risk, however, is mitigated by the broker’s obligation to comply with the rules and regulations of the Securities Act of 1934. These rules generally require maintenance of minimum net capital and segregation of customers’ funds from the holdings of the brokerage firm. Substantially all of the assets of the Fund are held on account or due from UBS Securities LLC or Goldman, Sachs & Co.

6.	DERIVATIVE CONTRACTS

The Fund has adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables Limited Partners to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its hedging strategy to achieve its investment objective.

Options contracts are included within the schedule of investments. The Fund did not hold any open futures contract as of December 31, 2015.

	Asset Derivatives
	Interest	Currency
	Rate Risk	Risk	Equity Risk
Purchased put options (1)	-	-	18,800
Total	$-	$-	$18,800

	Liability Derivatives
	Interest	Currency
	Rate Risk	Risk	Equity Risk
Written put options (1)	$-	$-	$(6,100)
Total	$-	$-	$(6,100)

(1)	Reported on the schedule of investments.

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position.

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The Fund is required to disclose any collateral on written options because they obligate the Fund to buy or sell, within a limited time, a financial instrument, commodity, or currency at a contracted price and settled from cash balances or assets held. The Fund’s ownership of written put options extends from its engagement in a “put spread strategy” that involves the simultaneous purchase of put options at a specific strike price and sell of the same number of put options at a different strike price. Both options are for the same underlying asset and have the same expiration date.

As such, the Fund is currently not compelled to hold collateral cash balances or assets necessary to settle its written option contracts.  As of December 31, 2015, the fund was both long and short an equal number of Apple Inc put option contracts that expire January 2016.

“Realized Gains (Losses)” in derivative instruments during the year ended December 31, 2015, were as follows:

	Commodity	Interest	Currency	Index	Equity
	Risk	Rate Risk	Risk	Risk	Risk	Total
Futures Contracts	$947	$93,930	$49,245	$(33,655)	$-	$110,467
Option Contracts	-	17,021	(4,306)	(1,970)	(13,708)	(2,963)
Total Realized Gains (Losses)	$947	$110,951	$44,939	$(35,625)	$(13,708)	$107,504

“Unrealized Gains (Losses)” in derivative instruments during the year ended December 31, 2015, were as follows:

	Commodity	Interest	Currency	Index	Equity
	Risk	Rate Risk	Risk	Risk	Risk	Total
Futures Contracts	$-	$(27,217)	$(27,913)	$-	$-	$(55,130)
Options Contracts	-	(238)	-	-	(188,689)	(188,927)
Total Unrealized Gains (Losses)	$-	$(27,455)	$(27,913)	$-	$(188,689)	$(244,057)

7.	NEW ISSUES

Financial Industry Regulatory Authority (“FINRA”) rules prohibit certain categories of financial professionals and their associates from participating in securities which constitute “New Issues” within the meaning of FINRA rules (generally, initial public offerings) (“New Issues”). The LP Agreement provides for a special allocation in respect of securities which constitute New Issues; when the Fund acquires New Issues, they will be held in a special account in which only those Limited Partners who are not so restricted have an interest. Unless otherwise determined by the Investment Manager, restricted persons shall receive no compensation for the use of their capital to purchase New Issues. The Fund did not hold any New Issues during the year ended December 31, 2015.

Table of Contents - Statement of Additional Information
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8.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the statement of assets and liabilities date but before financial statements are issued or are available to be  issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated. As of September 8, 2017, no subsequent events have occurred that the Fund deems material to disclose.

* * * * * *
Table of Contents - Statement of Additional Information
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USA MUTUALS
PART C

OTHER INFORMATION

Item 28.     Exhibits

(a)			Declaration of Trust.
(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed with the SEC on December 7, 2011 and is incorporated by reference.

(ii)
Agreement and Declaration of Trust was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and By-Laws.
(d)			Investment Advisory Contracts.
	(i)	(A)
Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017  and is incorporated by reference.

	(ii)	(A)
Sub-Advisory Agreement with WaveFront Global Asset Management Corporation was previously filed with Registrant’s Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A filed with the SEC on October 16, 2017 and is incorporated by reference.

(e)	(i)	(A)	Distribution Agreement – Filed Herewith.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.

(g)	(i)	(A)
Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

(h)			Other Material Contracts.
	(i)	(A)
Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(ii)	(A)
Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(iii)	(A)
Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(iv)	(A)	Power of Attorney – Filed Herewith.
	(v)	(A)
Expense Waiver and Reimbursement Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(B)
Amended Schedule A to the Expense Waiver and Reimbursement Agreement was previously filed with Registrant’s Post-Effective Amendment No. 65 to its Registration Statement on Form N-1A filed with the SEC on October 13, 2017 and is incorporated by reference.

(i)			Legal Opinions.
(i)
Opinion and Consent of Counsel was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A relating to Investor Class shares of USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on June 15, 2001 and is incorporated by reference.

(ii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A relating to Class A and Class C shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on December 7, 2011 and is incorporated by reference.

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(iii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A relating to the Institutional Class shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on July 29, 2013 and is incorporated by reference.

(iv)
Opinion and Consent of Counsel relating to Institutional Class and Class Z shares of the USA Mutuals Navigator Fund was previously filed with Registrant’s Post-Effective Amendment No. 65 to its Registration Statement on Form N-1A filed with the SEC on October 13, 2017 and is incorporated herein by reference.

(v)
Opinion and Consent of Counsel relating to Institutional Class and Class Z shares of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund was previously filed with Registrant’s Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A filed with the SEC on October 16, 2017 and is incorporated herein by reference.

	(iv)	Consent of Counsel — Filed Herewith.
(j)		Other Opinions.
	(i)	Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(ii)
Consents of Independent Registered Public Accounting Firms for the USA Mutuals Navigator Fund (Arthur F. Bell, Jr. & Associates, L.L.C. and CohnReznick LLP) were previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and are incorporated by reference.

(iii)
Consent of Independent Registered Public Accounting Firm for the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund (Deloitte & Touche LLP) was previously filed with Registrant’s Post-Effective Amendment No. 64 to its Registration Statement on Form N-1A filed with the SEC on October 10, 2017 and is incorporated herein by reference.

(k)		Omitted Financial Statements — Not Applicable.
(l)
Initial Capital Agreements were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(m)
Amended and Restated Distribution (Rule 12b-1) and Shareholder Servicing Plan (USA Mutuals Vice Fund) was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed with the SEC on December 28, 2016 and is incorporated by reference.

(n)
Amended and Restated Rule 18f-3 Multiple Class Plan was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(o)		Reserved.
(p)		Code of Ethics.
(i)
Code of Ethics for Registrant and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2017 and is incorporated by reference.

(ii)
Code of Ethics for Sub-Adviser (USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund) was previously filed with Registrant’s Post-Effective Amendment No. 64 to its Registration Statement on Form N-1A filed with the SEC on October 10, 2017 and is incorporated herein by reference.

3

(iii)
Registrant’s Independent Trustees Code of Ethics was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

Item 29.     Persons Controlled by or Under Common Control with Registrant

None.

Item 30.     Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.     Business and Other Connections of Investment Adviser

USA Mutuals Advisors, Inc. (the “Advisor”), located at 700 N. Pearl Street, Suite 900, Dallas, TX 75201, serves as the investment adviser for the Registrant.  The Advisor is a registered investment adviser.  The business and other connections of the Advisor, as well as the names and titles of the executive officers and directors of the Advisor, are further described in the Advisor’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC on March 13, 2018.

Item 32.     Principal Underwriter - Compass Distributors, LLC (f/k/a/ Foreside Securities, LLC)

(a)	Compass Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.     Kellner Merger Fund, Series of Advisors Series Trust
2.     USA Mutuals

4

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

5

Registrant’s Investment Adviser	USA Mutuals Advisors, Inc. 700 North Pearl Street, Suite 900 Dallas, Texas 75201
Registrant’s Distributor	Compass Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34.     Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.     Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 69 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 26th day of July, 2018.

USA MUTUALS (Registrant)

By:    /s/ Michael N. Loukas
          Michael N. Loukas
          President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 69 to its Registration Statement has been signed below on July 26, 2018, by the following persons in the capacities indicated.

/s/ Michael N. Loukas Michael N. Loukas	President

/s/ Richard A. Sapio Richard A. Sapio	Chairman and Trustee

/s/ Dr. Michael D. Akers* Dr. Michael D. Akers	Lead Independent Trustee

/s/ Gary A. Drska* Gary A. Drska	Independent Trustee

* By /s Michael N. Loukas Michael N. Loukas, President *Attorney-in-Fact pursuant to Power of Attorney filed herewith.

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EXHIBIT INDEX

Exhibit	Exhibit No.

Distribution Agreement	EX.99.e.(i).(A)
Power of Attorney	EX.99.h.(iv).(A)
Consent of Counsel	EX.99.i.(iv)
Consent of Independent Registered Public Accounting Firm	EX.99.j.(i)